UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10345

Nuveen Municipal Credit Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 October 2018

Nuveen Municipal Closed-End Funds

Annual Report

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	10

Common Share Information	12

Risk Considerations	15

Performance Overview and Holding Summaries	16

Shareholder Meeting Report	22

Report of Independent Registered Public Accounting Firm	23

Portfolios of Investments	24

Statement of Assets and Liabilities	122

Statement of Operations	123

Statement of Changes in Net Assets	124

Statement of Cash Flows	125

Financial Highlights	126

Notes to Financial Statements	132

Additional Fund Information	150

Glossary of Terms Used in this Report	151

Reinvest Automatically, Easily and Conveniently	153

Annual Investment Management Agreement Approval Process	154

Board Members & Officers	162

Chairman’s Letter
to Shareholders

Dear Shareholders,
I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.
If stock markets are forward-looking, then the recently elevated volatility suggests the consensus view is changing. Rising interest rates, moderating corporate earnings growth prospects and unpredictable geopolitical events including trade wars and Brexit have clouded the horizon. With economic growth in China and Europe already slowing this year, and U.S. growth possibly peaking, investors are watching for clues as to the global economy’s resilience amid these headwinds.
However, it’s important to remember that interim market swings may not reflect longer-term economic conditions. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy, but European corporate earnings have remained healthy and their central bank has reaffirmed its commitment to a gradual stimulus withdrawal. In a slower growth environment, there are opportunities for investors who seek them more selectively.
A more challenging landscape can distract you from your investment goals. But you can maintain long-term perspective by setting realistic expectations about short-term volatility and working with your financial advisor to evaluate your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
December 21, 2018

Portfolio Manager’s Comments

Nuveen AMT-Free Municipal Credit Income Fund (NVG)
Nuveen Municipal Credit Income Fund (NZF)
Nuveen Municipal High Income Opportunity Fund (NMZ)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers John V. Miller, CFA, Paul L. Brennan, CFA, and Scott R. Romans, PhD discuss U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these three national Funds. Paul has managed NVG since 2006, Scott assumed portfolio management responsibility for NZF in 2016 and John has managed NMZ since its inception in 2003.
What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended October 31, 2018?
The U.S. economy accelerated in this reporting period, with gross domestic product (GDP) growth reaching 4.2% (annualized) in the second quarter of 2018, the fastest pace since 2014, then receding to a still relatively robust 3.5% annualized rate in the third quarter of 2018, according to the Bureau of Economic Analysis “second” estimate. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. The boost in economic activity during the second quarter of 2018 was attributed to robust spending by consumers, businesses and the government, as well as a temporary increase in exports, as farmers rushed soybean shipments ahead of China’s retaliatory tariffs. While consumer and government spending continued to drive economic growth in the third quarter, the export contribution declined as expected and both business spending and housing investment weakened.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.7% in October 2018 from 4.1% in October 2017 and job gains averaged around 210,000 per month for the past twelve months. The jobs market has continued to tighten, while average hourly earnings grew at an annualized rate of 3.1% in October 2018. The Consumer Price Index (CPI) increased 2.5% over the twelve-month reporting period ended October 31, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics.
Low mortgage rates and low inventory drove home prices higher during this recovery cycle. But the price momentum slowed in recent months as mortgage rates began to drift higher and homes have become less affordable. The S&P CoreLogic Case-Shiller

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager’s Comments (continued)
U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 5.5% in September 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 4.8% and 5.1%, respectively.
With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Federal Reserve’s (Fed’s) policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in September 2018, was the third rate hike in 2018 to date and the eighth rate hike since December 2015. Fed Chair Janet Yellen’s term expired in February 2018, and incoming Chairman Jerome Powell indicated he would likely maintain the Fed’s gradual pace of interest rate hikes. The September 2018 meeting confirmed the market’s expectations of another increase in December 2018, followed by additional increases in 2019. Notably, the Fed’s statement dropped “accommodative” from the description of its monetary policy, which Chairman Powell explained did not represent a change in the course of policy but rather an acknowledgement of the strengthening economy. Additionally, the Fed continued reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off each month without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.
Geopolitical news remained a prominent market driver. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although there have been some positive developments. In July 2018, the U.S. and the Europe Union announced they would refrain from further tariffs while they negotiate trade terms, and in October 2018, the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement. The U.S. and China resumed trade negotiations in August 2018, but the talks yielded little progress and President Trump subsequently mentioned imposing tariffs on the balance of Chinese goods. Brexit negotiations made modest progress, but the Irish border remained a sticking point and Prime Minister Theresa May was expected to face difficulty getting a plan approved in Parliament. Elsewhere in Europe, markets remained nervous about Italy’s new euroskeptic coalition government, immigration policy and political risk in Turkey. The U.S. Treasury issued additional sanctions on Russia in April 2018 and re-imposed sanctions on Iran following the U.S. withdrawal from the 2015 nuclear agreement. Bearish crude oil supply news, along with heightened tensions between the U.S. and Saudi Arabia after the disappearance of a Saudi journalist, drove oil price volatility. On the Korean peninsula, the leaders of South Korea and North Korea met during April 2018 and jointly announced a commitment toward peace, while the U.S.-North Korea summit yielded an agreement with few additional details.
The broad municipal bond market posted a modestly negative return for this reporting period. As the economy gained momentum and the Fed continued to nudge its policy rate higher, interest rates rose across the yield curve. However, short-term rates increased by a wider margin than longer-term rates, which were anchored by modest inflation expectations, resulting in a flattening yield curve.
Along with the overall economic outlook, tax reform was a significant market driver for municipal bonds in this reporting period. Early drafts of the tax bill fostered significant uncertainty about the impact on the municipal bond market, leading municipal bonds to underperform taxable bonds in December 2017 and provoking issuers to rush bond offerings ahead of the pending tax law. Issuance in December 2017 reached an all-time high of $62.5 billion, exacerbating the market’s price decline during the month. However, all of the supply was absorbed and municipal bond valuations subsequently returned to more typical levels.
The final tax reform legislation signed on December 27, 2017 largely spared municipal bonds and was considered neutral to positive for the municipal market overall. Notably, a provision that would have eliminated the tax-preferred status of 20% to 30% of the municipal bond market was not included in the final bill. Moreover, investors were relieved that the adopted changes apply only to newly issued municipal bonds and also could be beneficial from a technical standpoint. Because new issue advance refunding bonds are no longer tax exempt, the total supply of municipal bonds will decrease going forward, boosting the scarcity value of existing municipal bonds. The new tax law also caps the state and local tax (SALT) deduction for individuals, which will likely increase demand for tax-exempt municipal bonds, especially in states with high income and/or property taxes.

Following the issuance surge in late 2017, issuance remained sharply lower in early 2018. However, the overall balance of municipal bond supply and demand remained advantageous for prices. Municipal bond issuance nationwide totaled $388.6 billion in this reporting period, a 0.3% increase from the issuance for the twelve-month reporting period ended October 31, 2018. The overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been strong, the net has not, and this was an overall positive technical factor on municipal bond investment performance in recent years. Although the pace of refundings is slowing, net negative issuance is expected to continue.
Despite the volatility surrounding the potential tax law changes, demand remained robust and continued to outstrip supply. Low global interest rates have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. As a result, municipal bond fund inflows have remained steady through the end of the reporting period.
What key strategies were used to manage these Funds during the twelve-month reporting period ended October 31, 2018?
Interest rates rose in this reporting period but not uniformly. The yield curve flattened as the rate increase on the short end outpaced that on the long end. The rise in yields weighed on bond prices, but the gradual pace of the increase kept municipal bond fund flows fairly stable. Supply and demand conditions remained favorable, and credit fundamentals were relatively robust. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term.
Our trading activity continued to focus on pursuing the Funds’ investment objectives. Generally speaking, throughout this reporting period, the Funds maintained their overall positioning strategies in terms of duration and yield curve positioning, credit quality exposures and sector allocations.
NVG and NZF bought bonds across a variety of sectors, with an emphasis on longer maturities. NVG added positions in the health care, housing and tax-supported sectors. NZF bought lower rated health care, tobacco, Illinois and New Jersey credits, as well as high grade utilities, sales-tax backed and local general obligation (GO) bonds. NZF also found attractive value in some middle rated, alternative minimum tax (AMT) airport bonds. In California’s municipal market, credit spread widening in 4% coupon bonds relative to 5% coupon bonds provided NZF with an opportunity to buy some 4% coupon California school district credits. Additionally, for both NVG and NZF, the rising interest rate environment provided attractive opportunities for tax loss swapping. This strategy involves selling bonds that were bought when interest rates were lower and reinvesting the proceeds into bonds offering higher yield levels to capitalize on the tax loss (which can be used to offset future taxable gains) and boost the Funds’ income distribution capabilities.
Outside of the one-for-one bond swaps, called and maturing bonds provided most of the proceeds for NVG’s and NZF’s buying activity. In addition, NVG sold some higher credit quality bonds and/or bonds that were commanding higher prices in the marketplace, while NZF sold some California and New York positions that were held as short-term placeholders.
For NMZ, cash for new purchases was generated mainly from call activity and maturing bonds in the portfolio, as well as sinking fund payments earned by the Fund, which are regular payments made by the bond issuer to pay off the bond debt over time. We reinvested these proceeds across many of the longstanding investment themes in the portfolio, including charter schools, community development and health care bonds that we believe are well positioned for a strengthening economy, as well as extend the portfolio’s call protection and enhance income distribution capabilities. For example, we bought Florida Development Finance Corp. (DFC) Brightline Rail Project, a high-speed passenger train connecting Miami, Fort Lauderdale and West Palm Beach (with plans to add Orlando) that is the first privately funded, constructed and operated rail line in the United States. We added credits issued for

Portfolio Manager’s Comments (continued)
the Virgin Islands and FirstEnergy Solutions when we believed their prices were overly discounted by the marketplace. We also added Puerto Rico Aqueduct and Sewer Authority, known as PRASA, the first new Puerto Rico position in more than five years. We believe both the macroeconomic situation of the Commonwealth overall and the microeconomic condition of PRASA are likely to improve over the long term.
For all three Funds, some holdings in tobacco settlement bonds were called in this reporting period and were partially replaced with new bonds issued in the refunding deal.
As of October 31, 2018, the Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management and income and total return enhancement. As part of our duration management strategies, NVG continued to invest in forward interest rates swaps to help reduce price volatility risk due to movements in U.S. interest rates relative to the Fund’s benchmark. The interest rate swaps had a slightly positive impact on performance during this reporting period.
How did the Funds perform during the twelve-month reporting period ended October 31, 2018?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year and ten-year periods ended October 31, 2018. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index.
For the twelve months ended October 31, 2018, the total returns at NAV for NVG and NZF underperformed the return for the national S&P Municipal Bond Index. NVG and NZF underperformed the return for the secondary benchmark (composed of 60% S&P Municipal Bond Investment Grade Index and 40% S&P Municipal Bond High Yield Index) and NMZ underperformed the return on the S&P Municipal Yield Index but outperformed the national S&P Municipal Bond Index.
The main drivers of the Funds’ relative performance were yield curve and duration positioning, credit quality allocations and sector allocations. NVG and NZF were positioned with longer duration profiles than that of the benchmark, which was disadvantageous in the rising interest rate environment, but the additional income earned from holding longer bonds somewhat mitigated the negative impact. The two Funds’ credit quality positioning, however, was a large positive contributor to performance. Lower rated (single-A and lower) bonds outperformed due to their income advantage over high grade, lower yielding bonds and the relative stability of credit spreads over the reporting period. The Funds’ overweights to the lower rated categories benefited in this environment. Furthermore, NVG and NZF held underweight allocations to high grade (AAA and AA rated) paper, reducing their exposure to the underperforming credit quality categories.
NVG’s and NZF’s sector allocations were positive contributors to relative performance in this reporting period. The Funds’ sector over- and underweights are a by-product of our credit rating allocation. Stronger performing sectors in this reporting period included tobacco, industrial development revenue (IDR) and hospitals, which are sectors we have emphasized in the Funds. The tax-supported and pre-refunded sectors, in which the Funds held underweight allocations, generally lagged owing to their higher credit quality. In NVG, standout performers included holdings in Chicago Board of Education, Centegra Health System (which was acquired by Northwestern Memorial HealthCare), tobacco settlement bonds, the American Dream Meadowlands mega-mall project and FirstEnergy Solutions (for more detail, see An Update on FirstEnergy Solutions Corp. commentary in this report). Underperformers in NVG included public power bonds, where our position in Oglethorpe Public Power credits performed poorly due to a controversial nuclear energy plant and holdings in pre-paid natural gas bonds (which municipalities use to lock in a discounted natural gas price for a set time period) were weak due to heavy issuance. Other detractors in NVG included single-family housing bonds, which had been issued at the time of a market peak and have lagged in the short term, and several high quality (AAA rated) university credits.
The relative performance of NMZ, which is primarily compared to the S&P Municipal Yield Index, was largely driven by individual credits that performed well in this reporting period. The higher coupon bonds in which NMZ invests offer greater income, which buffers the negative impact of higher interest rates and makes the Fund’s return less sensitive to interest rate movements. However, the Fund holds significantly smaller exposure to tobacco and Puerto Rico bonds than the benchmark, which detracted from relative performance because these sectors outperformed in the reporting period. Additionally, the Fund holds a higher proportion of investment grade bonds (at least 50% of its portfolio) than the benchmark (which is more strongly skewed toward non-investment grade bonds), which served as a drag on relative performance due to investment grade’s underperformance relative to non-investment grade bonds.
Individual credit selection continued to be an important factor in driving NMZ’s performance. The Fund’s position in the Florida DFC Brightline Rail Project performed well as the train successfully began operating during the reporting period, the project maintains low leverage levels and the bonds offer a relatively defensive, shorter maturity structure. In addition, several bonds facing either stressed or distressed credit situations were notable outperformers for NMZ in this reporting period. The New York City Bronx Parking Development Company, which operates parking facilities for Yankee Stadium. Bronx Parking defaulted on its debt several years ago when utilization was significantly lower than expected. However, the bonds rebounded recently because utilization has improved with the Yankees winning more games and a potential bondholder friendly redevelopment project has boosted sentiment. The stressed financial conditions of Chicago Public Schools (CPS) stabilized after favorable education funding reform passed through the state legislature, and the outlook for further cooperation between the state and the school district improved as the incumbent Illinois governor was not expected to be reelected in November 2018 (after the close of the reporting period). These conditions boosted the Fund’s holdings in Chicago Board of Education, which issues bonds for CPS. NMZ had purchased Virgin Islands debt early in the reporting period when investors had priced the worst-case scenario after two hurricanes hit the islands in September 2017. Since then, however, optimism about the federal government’s rebuilding package and the announcement that the former Hovensa oil refinery on St. Croix would be reopened helped the value of Virgin Islands bonds rebound. The Fund also benefited from its position in Ohio Air Quality Development Authority FirstEnergy Solutions (described in An Update on FirstEnergy Solutions Corp. commentary in this report). Conversely, some of NMZ’s underperforming credits included zero coupon bonds and high grade positions used for leverage. In addition, the use of regulatory leverage was an important factor affecting performance of the three Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.
An Update on FirstEnergy Solutions Corp.
FirstEnergy Solutions Corp. and all of its subsidiaries filed for protection under Chapter 11 of the U.S. Bankruptcy Code on March 18, 2018. FirstEnergy Solutions and its subsidiaries specialize in coal and nuclear energy production. It is one of the main energy producers in the state of Ohio and a major energy provider in Pennsylvania. Because of the challenging market environment for nuclear and coal power in the face of inexpensive natural gas, FirstEnergy Corp., FirstEnergy Solution’s parent announced in late 2016 that it would begin a strategic review of its generation assets. FirstEnergy Solutions is a unique corporate issuer in that the majority of its debt was issued in the municipal market to finance pollution control and waste disposal for its coal and nuclear plants. A substantial amount of bondholders, of which Nuveen Funds are included, entered into an “Agreement in Principal” with FirstEnergy Corp., to resolve potential claims that bondholders may have against FirstEnergy Corp. The agreement is subject to the approval of the FirstEnergy Corp. board of directors, FirstEnergy Solutions and the bankruptcy court.
In terms of FirstEnergy Solutions holdings, shareholders should note that NVG had 1.88%, NZF had 1.47% and NMZ had 1.53% exposure, which was a mix of unsecured and secured holdings.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.
Leverage had a positive impact on the performance of NVG and NZF over the reporting period, but a slightly negative impact on the performance of NMZ over the reporting period.
As of October 31, 2018, the Funds’ percentages of leverage are as shown in the accompanying table.

	NVG	NZF	NMZ
Effective Leverage*	40.03%	39.67%	40.93%
Regulatory Leverage*	36.69%	38.98%	9.61%

*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE
As of October 31, 2018, the Funds have issued and outstanding preferred shares as shown in the accompanying table.

	Variable Rate Preferred*	Variable Rate Remarketed Preferred**
	Shares Issued at Liquidation Preference	Shares Issued at at Liquidation Preference	Total
NVG	$584,400,000	$1,232,600,000	$1,817,000,000
NZF	$1,172,000,000	$196,000,000	$1,368,000,000
NMZ	$87,000,000	$—	$87,000,000

*
Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, VMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.

**	Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares and Note 10 – Subsequent Events for further details on preferred shares and each Funds’ respective transactions.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of October 31, 2018. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NVG	NZF	NMZ
November 2017	$0.0725	$0.0740	$0.0650
December	0.0725	0.0700	0.0650
January	0.0725	0.0700	0.0650
February	0.0725	0.0700	0.0650
March	0.0725	0.0700	0.0600
April	0.0725	0.0700	0.0600
May	0.0725	0.0700	0.0600
June	0.0655	0.0660	0.0600
July	0.0655	0.0660	0.0600
August	0.0655	0.0660	0.0600
September	0.0655	0.0660	0.0565
October 2018	0.0655	0.0660	0.0565
Total Monthly Per Share Distributions	$0.8350	$0.8240	$0.7330
Ordinary Income Distribution*	$0.0059	$0.0097	$0.0091
Total Distributions	$0.8409	$0.8337	$0.7421

Yields
Market Yield**	5.87%	5.96%	5.77%
Taxable-Equivalent Yield**	7.72%	7.84%	7.59%

*	Distribution paid in December 2017.
**
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 24.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 — Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.
COMMON SHARE EQUITY SHELF PROGRAM
During the current reporting period, NMZ was authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under this program, NMZ, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. The total amount of common shares authorized under these Shelf Offerings, are as shown in the accompanying table.

NMZ
Additional authorized common shares	15,700,000	*

*	Represents additional authorized common shares for the period November 1, 2017 through August 31, 2018.

During the current reporting period, NMZ sold common shares through its Shelf Offering at a weighted average premium to its NAV per common share as shown in the accompanying table.

NMZ
Common shares sold through Shelf Offering	669,588
Weighted average premium to NAV per common share sold	1.13%

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Common Shares Equity Shelf Programs and Offering Costs for further details of Shelf Offerings and the Fund’s transactions.
COMMON SHARE REPURCHASES
During August 2018, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of October 31, 2018, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NVG	NZF	NMZ
Common shares cumulatively repurchased and retired	—	—	—
Common shares authorized for repurchase	20,255,000	14,215,000	6,410,000

Common Share Information (continued)

OTHER COMMON SHARE INFORMATION
As of October 31, 2018, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NVG	NZF	NMZ
Common share NAV	$15.48	$15.07	$12.77
Common share price	$13.40	$13.29	$11.76
Premium/(Discount) to NAV	(13.44)%	(11.81)%	(7.91)%
12-month average premium/(discount) to NAV	(8.37)%	(7.53)%	(2.91)%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen AMT-Free Municipal Credit Income Fund (NVG)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NVG.
Nuveen Municipal Credit Income Fund (NZF)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NZF.
Nuveen Municipal High Income Opportunity Fund (NMZ)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMZ.

NVG	Nuveen AMT-Free Municipal Credit
Income Fund
Performance Overview and Holding Summaries as of October 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
NVG at Common Share NAV	(0.50)%	6.64%	7.63%
NVG at Common Share Price	(6.49)%	7.07%	7.83%
S&P Municipal Bond Index	(0.31)%	3.33%	4.97%
NVG Custom Blended Fund Performance Benchmark	1.78%	4.01%	5.31%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	161.3%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.2%
Other Assets Less Liabilities	2.0%
Net Assets Plus Floating Rate Obligations,
MFP Shares, net of deferred offering
costs & VRDP Shares, net of deferred
offering costs	163.5%
Floating Rate Obligations	(5.7)%
MFP Shares, net of deferred
offering costs	(12.9)%
VRDP Shares, net of deferred
offering costs	(44.9)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	9.1%
AAA	2.4%
AA	14.0%
A	24.5%
BBB	21.7%
BB or Lower	17.6%
N/R (not rated)	10.7%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	20.2%
Tax Obligation/Limited	18.8%
Transportation	12.4%
Tax Obligation/General	9.5%
U.S. Guaranteed	8.5%
Education and Civic Organizations	8.2%
Utilities	7.2%
Consumer Staples	6.7%
Other	8.5%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	16.2%
California	9.7%
Texas	7.5%
Ohio	6.9%
Colorado	6.3%
Pennsylvania	5.1%
New Jersey	3.9%
Florida	3.4%
New York	3.3%
Wisconsin	2.7%
Georgia	2.6%
Indiana	2.3%
Iowa	2.2%
Michigan	1.8%
Arizona	1.8%
Kentucky	1.7%
South Carolina	1.7%
Massachusetts	1.7%
Other	19.2%
Total	100%

NZF	Nuveen Municipal Credit Income Fund
Performance Overview and Holding Summaries as of October 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
NZF at Common Share NAV	(0.85)%	6.42%	8.31%
NZF at Common Share Price	(6.21)%	6.91%	8.70%
S&P Municipal Bond Index	(0.31)%	3.33%	4.97%
NZF Custom Blended Fund Performance Benchmark	1.78%	4.01%	5.31%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	164.4%
Investment Companies	0.1%
Corporate Bonds	0.1%
Other Assets Less Liabilities	1.2%
Net Assets Plus Borrowings, Floating
Rate Obligations, MFP Shares, net of
deferred offering costs, & VRDP
Shares, net of deferred offering costs	165.8%
Borrowings	(1.1)%
Floating Rate Obligations	(1.1)%
MFP Shares, net of deferred
offering costs	(29.9)%
VRDP Shares, net of deferred
offering costs	(33.7)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	8.0%
AAA	3.5%
AA	20.2%
A	22.7%
BBB	19.8%
BB or Lower	14.8%
N/R (not rated)	10.9%
N/A (not applicable)	0.1%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	17.9%
Transportation	16.3%
Tax Obligation/General	15.1%
Health Care	14.1%
U.S. Guaranteed	8.8%
Utilities	7.1%
Consumer Staples	7.0%
Education and Civic Organizations	5.7%
Other	8.0%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	18.7%
California	15.6%
New York	10.7%
Texas	10.0%
Ohio	4.2%
Colorado	4.0%
Pennsylvania	3.3%
New Jersey	2.7%
Florida	2.5%
Indiana	2.4%
Michigan	1.7%
Massachusetts	1.7%
Arizona	1.7%
Oklahoma	1.7%
Other	19.1%
Total	100%

NMZ	Nuveen Municipal High Income
Opportunity Fund
Performance Overview and Holding Summaries as of October 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
NMZ at Common Share NAV	0.25%	7.29%	10.87%
NMZ at Common Share Price	(7.93)%	6.28%	8.32%
S&P Municipal Yield Index	4.08%	5.89%	7.46%
S&P Municipal Bond High Yield Index	5.56%	6.17%	8.11%
S&P Municipal Bond Index	(0.31)%	3.33%	4.97%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	151.0%
Common Stocks	1.0%
Corporate Bonds	0.4%
Other Assets Less Liabilities	1.9%
Net Assets Plus Floating Rate
Obligations & AMTP Shares,
net of deferred offering costs	154.3%
Floating Rate Obligations	(43.7)%
AMTP Shares, net of deferred
offering costs	(10.6)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	3.1%
AAA	0.7%
AA	18.4%
A	14.7%
BBB	21.2%
BB or Lower	14.1%
N/R (not rated)	27.2%
N/A (not applicable)	0.6%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	23.2%
Health Care	20.0%
Education and Civic Organizations	13.4%
Transportation	9.8%
Tax Obligation/General	8.6%
Consumer Staples	4.8%
Industrials	4.6%
Other	15.6%
Total	100%

States and Territories
(% of total municipal bonds)
California	14.1%
Illinois	13.4%
Florida	10.0%
New York	7.1%
Ohio	5.7%
Colorado	5.2%
Kentucky	5.0%
Wisconsin	4.5%
Texas	4.1%
New Jersey	3.9%
Tennessee	3.5%
Arizona	1.6%
Missouri	1.5%
South Carolina	1.5%
Other	18.9%
Total	100%

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on August 8, 2018 for NVG, NZF and NMZ; at this meeting the shareholders were asked to elect Board Members.

	NVG		NZF		NMZ
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred Shares
Approval of the Board Members was reached as follows:
Margo L. Cook
For	177,003,869	—	126,697,094	—	57,914,392	—
Withhold	6,825,765	—	3,836,243	—	2,703,060	—
Total	183,829,634	—	130,533,337	—	60,617,452	—
Jack B. Evans
For	175,741,688	—	125,406,412	—	57,236,215	—
Withhold	8,087,946	—	5,126,925	—	3,381,237	—
Total	183,829,634	—	130,533,337	—	60,617,452	—
Albin F. Moschner
For	176,417,653	—	126,064,495	—	57,362,232	—
Withhold	7,411,981	—	4,468,842	—	3,255,220	—
Total	183,829,634	—	130,533,337	—	60,617,452	—
William C. Hunter
For	—	18,170	—	13,433	—	870
Withhold	—	—	—	—	—	—
Total	—	18,170	—	13,433	—	870
William J. Schneider
For	—	18,170	—	13,433	—	870
Withhold	—	—	—	—	—	—
Total	—	18,170	—	13,433	—	870

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Nuveen AMT-Free Municipal Credit Income Fund
Nuveen Municipal Credit Income Fund
Nuveen Municipal High Income Opportunity Fund:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen AMT-Free Municipal Credit Income Fund, Nuveen Municipal Credit Income Fund, and Nuveen Municipal High Income Opportunity Fund (the “Funds”) as of October 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2018, the results of their operations and the cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois
December 27, 2018

NVG	Nuveen AMT-Free Municipal Credit
Income Fund
Portfolio of Investments
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 161.3% (99.9% of Total Investments)
	MUNICIPAL BONDS – 161.3% (99.9% of Total Investments)
	Alabama – 1.3% (0.8% of Total Investments)
$ 3,645	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds,	9/25 at 100.00	N/R	$ 3,494,826
	University of Mobile Project, Series 2015A, 6.000%, 9/01/45, 144A
22,655	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/46	No Opt. Call	A3	25,451,307
8,100	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill	4/25 at 100.00	N/R	8,259,246
	College Project, Series 2015, 5.875%, 4/15/45
	Opelika Utilities Board, Alabama, Utility Revenue Bonds, Series 2011B:
1,250	4.000%, 6/01/29 – AGM Insured	6/21 at 100.00	Aa3	1,285,813
1,000	4.250%, 6/01/31 – AGM Insured	6/21 at 100.00	Aa3	1,032,050
	The Improvement District of the City of Mobile – McGowin Park Project, Sales Tax Revenue
	Bonds, Series 2016A:
1,000	5.250%, 8/01/30	8/26 at 100.00	N/R	1,006,240
1,300	5.500%, 8/01/35	8/26 at 100.00	N/R	1,306,058
38,950	Total Alabama			41,835,540
	Alaska – 0.8% (0.5% of Total Investments)
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds,
	Series 2006A:
7,010	5.000%, 6/01/32	12/18 at 100.00	B3	6,996,050
17,995	5.000%, 6/01/46	12/18 at 100.00	B3	17,564,740
25,005	Total Alaska			24,560,790
	Arizona – 2.9% (1.8% of Total Investments)
4,230	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds,	3/22 at 100.00	A–	4,420,096
	Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30
1,475	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis	7/27 at 100.00	BB	1,472,670
	Schools, Inc. Projects, Series 2017D, 5.000%, 7/01/47, 144A
10,000	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility	7/22 at 100.00	A	10,500,600
	Project, Refunding Senior Series 2012A, 5.000%, 7/01/31
3,000	Arizona State, Certificates of Participation, Department of Administration Series 2010B,	4/20 at 100.00	Aa3	3,108,150
	5.000%, 10/01/29 – AGC Insured
	Arizona State, Certificates of Participation, Series 2010A:
1,200	5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	Aa3	1,233,024
1,500	5.000%, 10/01/29 – AGM Insured	10/19 at 100.00	Aa3	1,537,485
7,070	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/29 – AGC Insured	1/20 at 100.00	A1	7,276,232
3,390	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds, Series	7/27 at 100.00	N/R	3,389,559
	2017A, 7.000%, 7/01/41, 144A
7,780	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series	7/20 at 100.00	A+ (4)	8,144,182
	2010A, 5.000%, 7/01/40 (Pre-refunded 7/01/20)
	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project,
	Series 2005B:
6,000	5.500%, 7/01/37 – FGIC Insured	No Opt. Call	AA	7,492,500
8,755	5.500%, 7/01/39 – FGIC Insured	No Opt. Call	AA	10,987,788
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis
	Schools, Inc. Projects, Series 2016A:
620	5.000%, 7/01/35, 144A	7/25 at 100.00	BB	626,256
1,025	5.000%, 7/01/46, 144A	7/25 at 100.00	BB	1,024,928
2,065	Phoenix Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Deer	7/24 at 101.00	N/R	1,969,060
	Valley Veterans Assisted Living Project, Series 2016A, 5.125%, 7/01/36

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue and
	Refunding Bonds, Edkey Charter Schools Project, Series 2013:
$ 490	6.000%, 7/01/33	7/20 at 102.00	BB–	$ 472,296
610	6.000%, 7/01/43	7/20 at 102.00	BB–	562,688
350	6.000%, 7/01/48	7/20 at 102.00	BB–	318,892
1,425	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey	7/20 at 102.00	BB–	1,386,938
	Charter Schools Project, Series 2014A, 7.375%, 7/01/49
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey
	Charter Schools Project, Series 2016:
1,130	5.250%, 7/01/36	7/26 at 100.00	BB–	991,620
1,850	5.375%, 7/01/46	7/26 at 100.00	BB–	1,570,521
2,135	5.500%, 7/01/51	7/26 at 100.00	BB–	1,805,612
885	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San	2/24 at 100.00	N/R	805,713
	Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A
3,050	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San	2/28 at 100.00	N/R	2,854,800
	Tan Montessori School Project, Series 2017, 6.750%, 2/01/50, 144A
105	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster	7/20 at 102.00	BB–	102,355
	Schools ? Pima Project, Series 2014A, 7.250%, 7/01/39
1,000	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power	10/20 at 100.00	A–	1,050,290
	Company, Series 2010A, 5.250%, 10/01/40
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc.
	Prepay Contract Obligations, Series 2007:
7,295	5.000%, 12/01/32	No Opt. Call	BBB+	8,285,296
2,745	5.000%, 12/01/37	No Opt. Call	BBB+	3,120,708
800	The Industrial Development Authority of the County of Maricopa, Arizona, Education Revenue	7/26 at 100.00	Baa3	813,680
	Bonds, Reid Traditional School Projects, Series 2016, 5.000%, 7/01/47
2,000	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai	8/23 at 100.00	A3	2,155,380
	Regional Medical Center, Series 2013A, 5.250%, 8/01/33
83,980	Total Arizona			89,479,319
	Arkansas – 0.2% (0.1% of Total Investments)
	Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas Cancer
	Research Center Project, Series 2006:
2,500	0.000%, 7/01/36 – AMBAC Insured	No Opt. Call	Aa2	1,166,950
20,460	0.000%, 7/01/46 – AMBAC Insured	No Opt. Call	Aa2	5,664,146
22,960	Total Arkansas			6,831,096
	California – 15.6% (9.7% of Total Investments)
45	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate	No Opt. Call	Baa2	42,475
	Lien Series 2004A, 0.000%, 10/01/20 – AMBAC Insured
2,120	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate	No Opt. Call	Aaa	2,038,062
	Lien Series 2004A, 0.000%, 10/01/20 – AMBAC Insured (ETM)
6,135	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds,	No Opt. Call	AA	4,071,861
	Capital Appreciation Series 2009B, 0.000%, 8/01/30 – AGC Insured
12,550	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	A2	6,163,305
	Project, Series 1997C, 0.000%, 9/01/35 – AGM Insured
4,100	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A, 5.000%, 3/01/41	3/26 at 100.00	Ba3	4,221,401
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series	4/23 at 100.00	A1 (4)	5,626,100
	2013S-4, 5.000%, 4/01/38 (Pre-refunded 4/01/23)
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los
	Angeles County Securitization Corporation, Series 2006A:
3,275	5.450%, 6/01/28	12/18 at 100.00	B2	3,284,759
2,975	5.650%, 6/01/41	12/18 at 100.00	B2	2,978,392
22,965	California Educational Facilities Authority, Revenue Bonds, Stanford University Series, Series	No Opt. Call	AAA	28,280,020
	2016U-7, 5.000%, 6/01/46 (UB) (5)

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 10,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/22 at 100.00	A+	$ 10,725,100
	Children’s Hospital, Series 2012A, 5.000%, 8/15/51
1,600	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System,	7/23 at 100.00	AA–	1,738,976
	Series 2013A, 5.000%, 7/01/37
6,665	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and	8/25 at 100.00	AA–	7,209,531
	Clinics, Series 2015A, 5.000%, 8/15/54 (UB) (5)
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and
	Clinics, Tender Option Bond Trust 2016-XG0049:
1,650	7.783%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA–	1,904,017
4,075	7.783%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA–	4,702,346
1,555	7.778%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA–	1,794,190
5,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2013A,	8/23 at 100.00	A+	5,334,400
	5.000%, 8/15/52
	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace
	Academy Project, Series 2016A:
3,065	5.000%, 7/01/31, 144A	7/26 at 100.00	BB	3,217,943
1,000	5.000%, 7/01/36, 144A	7/26 at 100.00	BB	1,032,700
555	5.000%, 7/01/41, 144A	7/26 at 100.00	BB	567,726
195	5.000%, 7/01/46, 144A	7/26 at 100.00	BB	198,842
	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Foundation
	Project, Series 2016A:
260	5.000%, 6/01/36	6/26 at 100.00	BBB–	275,803
435	5.000%, 6/01/46	6/26 at 100.00	BBB–	455,654
2,335	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series	7/20 at 100.00	Baa2 (4)	2,478,322
	2010A, 5.750%, 7/01/40 (Pre-refunded 7/01/20)
4,440	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego	1/19 at 100.00	Baa3	4,492,658
	County Water Authority Desalination Project Pipeline, Series 2012, 5.000%, 11/21/45, 144A
2,050	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017,	10/26 at 100.00	BBB–	2,138,724
	5.000%, 10/15/47
735	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep –	6/26 at 100.00	N/R	740,042
	Obligated Group, Series 2016, 5.000%, 6/01/46, 144A
715	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education ?	6/25 at 100.00	N/R	729,021
	Obligated Group, Series 2016A, 5.000%, 6/01/36, 144A
570	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education ?	6/26 at 100.00	N/R	580,180
	Obligated Group, Series 2017A, 5.125%, 6/01/47, 144A
80	California State, General Obligation Bonds, Series 2002, 5.000%, 10/01/32 – NPFG Insured	1/19 at 100.00	AA–	80,203
5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 – AMBAC Insured	1/19 at 100.00	AA–	5,013
	California State, General Obligation Bonds, Various Purpose Series 2010:
3,500	5.250%, 3/01/30	3/20 at 100.00	AA–	3,646,160
10,000	5.500%, 11/01/35	11/20 at 100.00	AA–	10,673,800
12,710	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda	12/24 at 100.00	BB–	13,351,474
	University Medical Center, Series 2014A, 5.500%, 12/01/54
65,505	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda	6/26 at 100.00	BB–	67,735,445
	University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A
10,130	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda	6/28 at 100.00	BB–	10,653,113
	University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
4,000	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial	7/24 at 100.00	A–	4,015,960
	Hospital, Refunding Series 2014B, 4.000%, 7/01/39
7,000	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series	8/20 at 100.00	A+ (4)	7,496,300
	2011A, 6.000%, 8/15/42 (Pre-refunded 8/15/20)
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity
	Health System, Series 2005A:
1,535	5.750%, 7/01/30	1/19 at 100.00	CC	1,305,871
4,430	5.750%, 7/01/35	1/19 at 100.00	CC	3,773,651

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 5,000	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series	No Opt. Call	Baa2 (4)	$ 4,189,050
	2001, 0.000%, 8/01/25 – FGIC Insured (ETM)
3,400	Coachella Valley Unified School District, Riverside County, California, General Obligation	No Opt. Call	A2	1,912,432
	Bonds, Election 2005 Series 2010C, 0.000%, 8/01/33 – AGM Insured
14,375	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds,	No Opt. Call	AA	5,785,362
	Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/39 – AGM Insured
	El Rancho Unified School District, Los Angeles County, California, General Obligation Bonds,
	Election 2010 Series 2011A:
2,615	0.000%, 8/01/31 – AGM Insured (6)	8/28 at 100.00	A1	2,535,922
3,600	0.000%, 8/01/34 – AGM Insured (6)	8/28 at 100.00	A1	3,468,132
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Senior Lien Series 2015A:
3,960	0.000%, 1/15/34 – AGM Insured	No Opt. Call	BBB–	2,133,450
5,000	0.000%, 1/15/35 – AGM Insured	No Opt. Call	BBB–	2,553,750
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
910	0.000%, 1/15/42 (6)	1/31 at 100.00	Baa3	813,176
3,610	5.750%, 1/15/46	1/24 at 100.00	Baa3	4,038,615
6,610	6.000%, 1/15/49	1/24 at 100.00	Baa3	7,548,025
2,425	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005,	3/19 at 100.00	A	2,449,493
	5.000%, 9/01/27 – AMBAC Insured
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed
	Bonds, Series 2018A-1:
7,225	3.500%, 6/01/36	6/22 at 100.00	BBB	7,107,594
12,240	5.250%, 6/01/47	6/22 at 100.00	N/R	12,318,703
5,795	5.000%, 6/01/47	6/22 at 100.00	N/R	5,667,974
10,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/22 at 100.00	N/R	10,269,840
	Bonds, Series 2018A-2, 5.000%, 6/01/47
	Kern Community College District, California, General Obligation Bonds, Safety, Repair &
	Improvement, Election 2002 Series 2006:
5,600	0.000%, 11/01/24 – AGM Insured	No Opt. Call	AA	4,770,808
5,795	0.000%, 11/01/25 – AGM Insured	No Opt. Call	AA	4,770,386
1,195	Lincoln Public Financing Authority, Placer County, California, Twelve Bridges Limited	9/21 at 100.00	AA	1,247,544
	Obligation Revenue Bonds, Refunding Series 2011A, 4.375%, 9/02/25 – AGM Insured
7,575	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	AA	6,023,110
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (6)
3,310	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series	No Opt. Call	BBB+	4,432,520
	2009B, 6.500%, 11/01/39
	Oceanside Unified School District, San Diego County, California, General Obligation Bonds,
	Capital Appreciation, 2008 Election Series 2009A:
5,300	0.000%, 8/01/26 – AGC Insured	No Opt. Call	Aa3	4,224,206
2,220	0.000%, 8/01/28 – AGC Insured	No Opt. Call	Aa3	1,624,485
605	Oceanside Unified School District, San Diego County, California, General Obligation Bonds,	No Opt. Call	Aa3 (4)	487,007
	Capital Appreciation, 2008 Election Series 2009A, 0.000%, 8/01/26 – AGC Insured (ETM)
1,925	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds,	1/19 at 100.00	N/R (4)	2,078,153
	Redevelopment Project 1, Series 1993, 5.850%, 8/01/22 – NPFG Insured (ETM)
4,000	Orange County, California, Special Tax Bonds, Community Facilities District 2015-1 Esencia	8/25 at 100.00	N/R	4,061,080
	Village, Series 2015A, 4.250%, 8/15/38
5,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010,	11/20 at 100.00	Ba1 (4)	5,399,900
	6.000%, 11/01/30 (Pre-refunded 11/01/20)
3,700	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election	No Opt. Call	BB+	2,972,728
	of 2004, Series 2007A, 0.000%, 8/01/25 – NPFG Insured
7,875	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 –	8/29 at 100.00	BB+	9,591,514
	AGC Insured (6)

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 9,145	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community	No Opt. Call	A	$ 5,883,527
	Development Project, Series 1999, 0.000%, 8/01/30 – AMBAC Insured
4,150	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of	10/25 at 100.00	A2	4,626,752
	Participation, Refunding Series 2011, 6.250%, 10/01/28 – AGM Insured
670	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series	6/23 at 100.00	BBB–	729,422
	2013A, 5.750%, 6/01/48
	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1
	Marblehead Coastal, Series 2015:
490	5.000%, 9/01/40	9/25 at 100.00	N/R	521,115
915	5.000%, 9/01/46	9/25 at 100.00	N/R	970,293
1,830	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds,	8/19 at 100.00	N/R (4)	2,035,948
	Tender Option Bond Trust 2015-XF0098, 15.248%, 8/01/39, 144A (Pre-refunded 8/01/19) (IF)
4,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International	5/23 at 100.00	A+	4,335,960
	Airport, Governmental Purpose, Second Series 2013B, 5.000%, 5/01/43
66,685	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Senior Lien Toll	No Opt. Call	AA+ (4)	63,806,209
	Road Revenue Bonds, Series 1993, 0.000%, 1/01/21 (ETM)
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue
	Bonds, Refunding Senior Lien Series 2014A:
2,680	5.000%, 1/15/44	1/25 at 100.00	BBB	2,859,131
8,275	5.000%, 1/15/50	1/25 at 100.00	BBB	8,799,883
7,210	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue	No Opt. Call	Baa2	6,372,414
	Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured
3,250	San Mateo County Community College District, California, General Obligation Bonds, Series	No Opt. Call	AAA	2,196,317
	2006C, 0.000%, 9/01/30 – NPFG Insured
4,325	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997	No Opt. Call	AA	2,258,039
	Election Series 2012G, 0.000%, 8/01/34 – AGM Insured
5,690	San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding	No Opt. Call	A1	1,785,294
	Series 2015, 0.000%, 8/01/42
5,625	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and	No Opt. Call	Baa2	6,345,337
	Housing Facility, Series 1994A, 6.250%, 7/01/24
5,625	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and	No Opt. Call	Baa2 (4)	6,432,581
	Housing Facility, Series 1994A, 6.250%, 7/01/24 – NPFG Insured (ETM)
3,500	Saugus Union School District, Los Angeles County, California, General Obligation Bonds, Series	No Opt. Call	A+	3,093,160
	2006, 0.000%, 8/01/23 – FGIC Insured
4,495	Stockton-East Water District, California, Certificates of Participation, Refunding Series	1/19 at 100.00	BBB–	2,558,734
	2002B, 0.000%, 4/01/28 – FGIC Insured
610	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities	9/27 at 100.00	N/R	610,756
	District 16-01, Series 2017, 6.250%, 9/01/47, 144A
	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed
	Bonds, Series 2005A-1:
1,015	4.750%, 6/01/23	12/18 at 100.00	BB+	1,020,329
1,600	5.500%, 6/01/45	12/18 at 100.00	B–	1,608,384
	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed
	Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A:
790	4.750%, 6/01/25	12/18 at 100.00	BBB+	791,975
5,865	5.125%, 6/01/46	12/18 at 100.00	B2	5,879,604
514,765	Total California			489,755,663
	Colorado – 10.1% (6.3% of Total Investments)
	Base Village Metropolitan District 2, Colorado, General Obligation Bonds, Refunding
	Series 2016A:
890	5.500%, 12/01/36	12/21 at 103.00	N/R	882,213
1,175	5.750%, 12/01/46	12/21 at 103.00	N/R	1,175,705

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,100	Belleview Station Metropolitan District 2, Denver City and County, Colorado, General	12/21 at 103.00	N/R	$ 1,111,440
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax Refunding & Improvement
	Series 2017, 5.000%, 12/01/36
700	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax	12/22 at 103.00	N/R	703,703
	Convertible to Unlimited Tax, Series 2017A, 5.000%, 12/01/47
3,410	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General Obligation and	12/22 at 103.00	N/R	3,420,469
	Special Revenue Bonds, Refunding & Improvement Series 2017A, 6.125%, 12/01/47
1,690	Canyons Metropolitan District 6, Douglas County, Colorado, Limited Tax General Obligation and	12/22 at 103.00	N/R	1,624,597
	Special Revenue Bonds, Refunding & Improvement Series 2017A, 6.125%, 12/01/47
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &
	Improvement Series 2017:
1,140	5.000%, 12/01/37, 144A	12/22 at 103.00	N/R	1,150,784
5,465	5.000%, 12/01/47, 144A	12/22 at 103.00	N/R	5,467,951
195	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding	12/23 at 100.00	BB	203,605
	Series 2014, 5.000%, 12/01/43
1,200	Clear Creek Station Metropolitan District 2, Adams County, Colorado, Limited Tax General	12/22 at 103.00	N/R	1,198,128
	Obligation Refunding & Improvement Series 2017A, 5.000%, 12/01/47
930	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	8/26 at 100.00	A+	831,578
	Flagstaff Academy Project, Refunding Series 2016, 3.625%, 8/01/46
1,165	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, The	12/24 at 100.00	A+	1,237,626
	Classical Academy Project, Refunding Series 2015A, 5.000%, 12/01/38
3,675	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Vanguard	6/26 at 100.00	A+	3,338,297
	School Project, Refunding & Improvement Series 2016, 3.750%, 6/15/47
1,750	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Weld	6/26 at 100.00	A+	1,435,140
	County School District 6 – Frontier Academy, Refunding & Improvement Series 2016,
	3.250%, 6/01/46
	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The
	Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017:
2,460	5.000%, 6/01/42	6/27 at 100.00	BBB	2,622,385
23,470	5.000%, 6/01/47	6/27 at 100.00	BBB	24,793,004
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives,
	Series 2006A:
1,500	5.000%, 9/01/36	1/19 at 100.00	BBB+	1,515,555
3,680	4.500%, 9/01/38	1/19 at 100.00	BBB+	3,683,349
3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives,	2/21 at 100.00	BBB+	3,072,780
	Series 2011A, 5.000%, 2/01/41
11,520	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives,	1/23 at 100.00	BBB+	12,125,376
	Series 2013A, 5.250%, 1/01/45
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities
	Inc., Refunding Series 2012B:
1,640	5.000%, 12/01/22	No Opt. Call	A–	1,786,764
2,895	5.000%, 12/01/23	12/22 at 100.00	A–	3,144,752
4,200	5.000%, 12/01/24	12/22 at 100.00	A–	4,547,130
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good
	Samaritan Society Project, Series 2013A:
1,410	5.000%, 6/01/32	6/25 at 100.00	BBB	1,508,503
2,000	5.000%, 6/01/33	6/25 at 100.00	BBB	2,134,920
5,855	5.000%, 6/01/40	6/25 at 100.00	BBB	6,169,823
6,820	5.000%, 6/01/45	6/25 at 100.00	BBB	7,138,630
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good
	Samaritan Society Project, Series 2013:
765	5.500%, 6/01/33	6/23 at 100.00	BBB	829,214
720	5.625%, 6/01/43	6/23 at 100.00	BBB	774,425

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 2,035	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project,	5/27 at 100.00	BB+	$ 2,153,986
	Refunding & Improvement Series 2017A, 5.250%, 5/15/47
11,830	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of	1/20 at 100.00	AA–	12,144,796
	Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40
4,105	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax General	12/23 at 103.00	N/R	4,261,031
	Obligation Bonds, Refunding & Improvement Series 2018, 5.875%, 12/01/46
500	Copperleaf Metropolitan District 2, Arapahoe County, Colorado, General Obligation Bonds,	12/20 at 103.00	N/R	519,800
	Refunding Limited Tax Convertible to Unlimited Tax Series 2015, 5.750%, 12/01/45
500	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series	12/20 at 103.00	N/R	520,530
	2006, 5.250%, 12/01/30
1,480	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited	12/22 at 103.00	N/R	1,502,659
	Tax Convertible to Unlimited Tax, Refunding Series 2017A , 5.250%, 12/01/47
1,275	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited	12/22 at 103.00	N/R	1,290,721
	Tax Convertible to Unlimited Tax, Refunding Series 2017B , 5.250%, 12/01/47
500	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds,	12/25 at 100.00	N/R	492,270
	Refunding Series 2016, 5.250%, 12/01/40
10,640	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B,	11/23 at 100.00	A	11,570,574
	5.000%, 11/15/43
505	Denver Connection West Metropolitan District, City and County of Denver, Colorado, Limited Tax	12/22 at 103.00	N/R	501,662
	General Obligation Bonds, Convertible to Unlimited Tax Series 2017A, 5.375%, 8/01/47
	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado
	Urban Redevelopment Area, Series 2018A:
2,310	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	2,295,332
1,005	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	986,116
11,700	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series	No Opt. Call	BBB+	4,469,283
	2010A, 0.000%, 9/01/41
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
35,995	0.000%, 9/01/23 – NPFG Insured	No Opt. Call	BBB+	31,515,782
6,525	0.000%, 9/01/26 – NPFG Insured	No Opt. Call	BBB+	5,018,769
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
17,030	0.000%, 9/01/25 – NPFG Insured	No Opt. Call	BBB+	13,737,760
9,915	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	BBB+	5,733,250
43,090	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	BBB+	23,740,866
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
20,000	0.000%, 9/01/27 – NPFG Insured	No Opt. Call	BBB+	14,645,400
1,150	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	BBB+	801,998
7,000	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	BBB+	3,687,600
500	Erie Highlands Metropolitan District No. 1 (In the Town of Erie), Weld County, Colorado,	12/20 at 103.00	N/R	501,280
	General Obligation Limited Tax Bonds, Series 2015A, 5.750%, 12/01/45
500	Flatiron Meadows Metropolitan District, Boulder County, Colorado, General Obligation Limited	12/21 at 103.00	N/R	470,595
	Tax Bonds, Series 2016, 5.125%, 12/01/46
590	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014,	12/24 at 100.00	N/R	592,047
	6.000%, 12/01/38
825	Forest Trace Metropolitan District 3, Aurora City, Arapahoe County, Colorado, General	12/21 at 103.00	N/R	773,017
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016A, 5.000%, 12/01/46
1,355	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado, General	12/21 at 100.00	N/R	1,315,149
	Obligation Bonds, Series 2016A, 5.000%, 12/01/46
750	Green Gables Metropolitan District No. 1, Jefferson County, Colorado, General Obligation	12/21 at 103.00	N/R	733,883
	Bonds, Series 2016A, 5.300%, 12/01/46
700	Harmony Technology Park Metropolitan District 2, Fort Collins, Colorado, General Obligation	12/22 at 103.00	N/R	668,101
	Bonds, Limited Tax Convertible to Unlimited Tax Series 2017, 5.000%, 9/01/47
3,740	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds,	12/20 at 103.00	N/R	3,553,262
	Refunding Series 2015, 5.500%, 12/01/45

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A:
$ 2,325	5.250%, 12/01/36	12/21 at 103.00	N/R	$ 2,170,481
8,955	5.375%, 12/01/46	12/21 at 103.00	N/R	8,244,510
	Lambertson Farms Metropolitan District 1, Colorado, Revenue Bonds, Refunding & Improvement
	Series 2015:
1,005	5.750%, 12/15/46	12/23 at 100.00	N/R	985,704
5,355	6.000%, 12/15/50	12/23 at 100.00	N/R	5,249,935
980	Leyden Rock Metropolitan District No. 10, In the City of Arvada, Colorado, Limited Tax General	12/21 at 103.00	N/R	971,337
	Obligation Bonds, Refunding and Improvement Series 20016A, 5.000%, 12/01/45
500	Littleton Village Metropolitan District No. 2, Colorado, Limited Tax General Obligation and	12/20 at 103.00	N/R	501,625
	Special Revenue Bonds, Series 2015, 5.375%, 12/01/45
860	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds,	12/25 at 100.00	N/R	869,159
	Refunding Series 2016, 5.000%, 12/01/35
5,155	North Range Metropolitan District 1, Adams County, Colorado, General Obligation Bonds, Series	12/25 at 100.00	Baa1	4,605,219
	2016B, 3.500%, 12/01/45
	North Range Metropolitan District No. 2 , In the City of Commerce City, Adams County, Colorado,
	Limited Tax General Obligation and Special Revenue and Improvement Bonds, Refunding
	Series 2017A:
1,000	5.625%, 12/01/37	12/22 at 103.00	N/R	982,170
1,000	5.750%, 12/01/47	12/22 at 103.00	N/R	977,850
585	Overlook Metropolitan District in the Town of Parker, Douglas County, Colorado, General	12/21 at 103.00	N/R	543,992
	Obligation Limited Tax Bonds, Series 2016A, 5.500%, 12/01/46
	Park 70 Metropolitan District, City of Aurora, Colorado, General Obligation Refunding and
	Improvement Bonds, Series 2016:
660	5.000%, 12/01/36	12/26 at 100.00	Baa3	682,579
1,060	5.000%, 12/01/46	12/26 at 100.00	Baa3	1,086,871
660	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue	12/25 at 100.00	A	696,577
	Bonds, Refunding Series 2015A, 5.000%, 12/01/45
880	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue	12/20 at 100.00	A2 (4)	950,787
	Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured
5,435	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds,	12/20 at 100.00	AA	5,602,561
	Refunding & Improvement Series 2010A, 5.000%, 12/01/39 – AGM Insured
2,760	Prairie Center Metropolitan District No. 3, In the City of Brighton, Adams County, Colorado,	12/26 at 100.00	N/R	2,768,970
	Limited Property Tax Supported Primary Improvements Revenue Bonds, Refunding Series 2017A,
	5.000%, 12/15/41, 144A
	Reata South Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation
	Bonds, Refunding Series 2018:
1,310	5.375%, 12/01/37	12/23 at 103.00	N/R	1,292,263
2,765	5.500%, 12/01/47	12/23 at 103.00	N/R	2,725,378
1,180	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A,	6/20 at 100.00	A	1,232,982
	5.375%, 6/01/31
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private
	Activity Bonds, Series 2010:
6,500	6.500%, 1/15/30	7/20 at 100.00	Baa3	6,814,795
3,750	6.000%, 1/15/41	7/20 at 100.00	Baa3	3,877,012
1,280	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation Bonds,	12/21 at 103.00	N/R	1,289,792
	Limited Tax Series 2016A, 5.500%, 12/01/46
930	SouthGlenn Metropolitan District, Colorado, Special Revenue Bonds, Refunding Series 2016,	12/21 at 103.00	N/R	894,688
	5.000%, 12/01/46
1,000	St. Vrain Lakes Metropolitan District No. 2, Weld County, Colorado, Limited Tax General	12/22 at 103.00	N/R	961,890
	Obligation Bonds, Series 2017A, 5.000%, 12/01/37
	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported
	Revenue Bonds, Senior Series 2015A:
500	5.500%, 12/01/35	12/20 at 103.00	N/R	505,265
1,000	5.750%, 12/01/45	12/20 at 103.00	N/R	1,013,550

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 500	Table Mountain Metropolitan District, Jefferson County, Colorado, Limited Tax General	12/21 at 103.00	N/R	$ 512,255
	Obligation Bonds, Series 2016A, 5.250%, 12/01/45
8,500	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2012A,	11/22 at 100.00	AA–	9,171,840
	5.000%, 11/15/42
362,860	Total Colorado			318,007,402
	Connecticut – 0.5% (0.3% of Total Investments)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility
	Expansion Church Home of Hartford Inc. Project, Series 2016A:
590	5.000%, 9/01/46, 144A	9/26 at 100.00	BB	596,053
740	5.000%, 9/01/53, 144A	9/26 at 100.00	BB	739,948
10,105	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University,	7/25 at 100.00	A–	10,113,286
	Refunding Series 2015L, 4.125%, 7/01/41
3,250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University,	7/20 at 100.00	Aa3 (4)	3,404,862
	Series 2010G, 5.000%, 7/01/39 (Pre-refunded 7/01/20)
14,685	Total Connecticut			14,854,149
	Delaware – 0.2% (0.1% of Total Investments)
2,615	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC	10/20 at 100.00	Baa3	2,714,265
	Project, Series 2010, 5.375%, 10/01/45
	Kent County, Delaware, Student Housing & Dining Facility Revenue Bonds, Collegiate Housing
	Foundation – Dover LLC Delaware State University Project, Series 2018A:
2,585	5.000%, 7/01/53	1/28 at 100.00	BBB–	2,675,139
1,000	5.000%, 7/01/58	1/28 at 100.00	BBB–	1,027,310
6,200	Total Delaware			6,416,714
	District of Columbia – 2.6% (1.6% of Total Investments)
3,780	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC	10/22 at 100.00	BB+	3,644,449
	Issue, Series 2013, 5.000%, 10/01/45
6,205	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds,	No Opt. Call	Baa1	6,781,134
	Series 2001, 6.500%, 5/15/33
186,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds,	12/18 at 100.00	N/R	28,640,280
	Series 2006A, 0.000%, 6/15/46
1,500	District of Columbia, Revenue Bonds, Ingleside at Rock Creek Project, Series 2017A,	7/24 at 103.00	N/R	1,487,565
	5.000%, 7/01/42
14,945	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles	4/22 at 100.00	BBB+	15,601,235
	Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A,
	5.000%, 10/01/53
11,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles	10/26 at 100.00	A3	13,433,640
	Metrorail & Capital improvement Projects, Second Senior Lien Series 2009C, 6.500%, 10/01/41 –
	AGC Insured
10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles	10/28 at 100.00	BBB+	12,390,200
	Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44
233,430	Total District of Columbia			81,978,503
	Florida – 5.4% (3.3% of Total Investments)
990	Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue	5/26 at 100.00	N/R	978,368
	Bonds, Series 2016, 4.700%, 5/01/36
19,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41	10/21 at 100.00	A (4)	20,515,630
	(Pre-refunded 10/01/21) – AGM Insured
	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc., Series 2018:
1,290	6.100%, 8/15/38, 144A	8/28 at 100.00	N/R	1,250,978
1,045	6.200%, 8/15/48, 144A	8/28 at 100.00	N/R	1,006,481

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Capital Trust Agency, Florida, Revenue Bonds, Odyssey Charter School Project, Series 2017A:
$ 1,065	5.375%, 7/01/37, 144A	7/27 at 100.00	BB	$ 1,031,399
1,470	5.500%, 7/01/47, 144A	7/27 at 100.00	BB	1,404,659
	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2017A:
6,050	5.125%, 6/15/37, 144A	6/27 at 100.00	N/R	5,529,942
1,890	5.250%, 6/15/47, 144A	6/27 at 100.00	N/R	1,694,631
880	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series 2017A,	10/27 at 100.00	Ba2	867,266
	5.000%, 10/15/37, 144A
4,670	City of Miami Beach, Florida, Stormwater Revenue Bonds, Series 2015, 5.000%, 9/01/41	9/25 at 100.00	AA–	5,115,845
1,025	Cityplace Community Development District, Florida, Special Assessment and Revenue Bonds,	No Opt. Call	A	1,116,676
	Refunding Series 2012, 5.000%, 5/01/26
1,480	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University,	11/23 at 100.00	BBB–	1,598,918
	Refunding Series 2013, 6.125%, 11/01/43
	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds,
	Area 1 Project, Series 2016A-1:
245	5.250%, 11/01/37	11/28 at 100.00	N/R	247,085
320	5.600%, 11/01/46	11/28 at 100.00	N/R	326,454
285	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds,	No Opt. Call	N/R	290,481
	Area 1 Project, Series 2016A-2, 5.625%, 11/01/35
	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University Project,
	Refunding Series 2013A:
3,445	6.000%, 4/01/42	4/23 at 100.00	Baa1	3,821,056
1,720	5.625%, 4/01/43	4/23 at 100.00	Baa1	1,872,633
4,000	Davie, Florida, Water and Sewerage Revenue Bonds, Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	A1	4,258,360
	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015:
280	5.250%, 5/01/35	5/26 at 100.00	N/R	282,243
315	5.300%, 5/01/36	5/26 at 100.00	N/R	317,517
475	5.500%, 5/01/45	5/26 at 100.00	N/R	476,154
655	5.500%, 5/01/46	5/26 at 100.00	N/R	656,192
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical
	Preparatory Incorporated Project, Series 2017A:
255	6.000%, 6/15/37, 144A	6/26 at 100.00	N/R	259,026
665	6.125%, 6/15/46, 144A	6/26 at 100.00	N/R	674,742
415	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical	6/26 at 100.00	N/R	397,051
	Preparatory Incorporated Project, Series 2018A, 6.000%, 6/15/37, 144A
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral
	Charter Upper School Project, Series 2017C:
2,375	5.650%, 7/01/37, 144A	7/27 at 101.00	N/R	2,251,595
3,735	5.750%, 7/01/47, 144A	7/27 at 101.00	N/R	3,482,327
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter
	Foundation Inc. Projects, Series 2016A:
1,485	6.250%, 6/15/36, 144A	6/26 at 100.00	N/R	1,556,280
2,075	4.750%, 7/15/36, 144A	7/26 at 100.00	N/R	1,935,747
3,770	6.375%, 6/15/46, 144A	6/26 at 100.00	N/R	3,953,674
1,335	5.000%, 7/15/46, 144A	7/26 at 100.00	N/R	1,233,393
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance
	Charter School Income Projects, Series 2015A:
3,090	6.000%, 6/15/35, 144A	6/25 at 100.00	N/R	3,191,908
2,015	6.125%, 6/15/46, 144A	6/25 at 100.00	N/R	2,051,532
550	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance	6/24 at 100.00	N/R	571,225
	Charter School, Inc. Projects, Series 2014A, 6.125%, 6/15/44
4,430	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Southwest	6/27 at 100.00	N/R	4,198,533
	Charter Foundation Inc. Projects, Series 2017A, 6.125%, 6/15/47, 144A
100	Florida Municipal Loan Council, Revenue Bonds, Series 2003B, 5.250%, 12/01/18	11/18 at 100.00	Baa2	100,300

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,435	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special	5/26 at 100.00	N/R	$ 1,406,601
	Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 4.750%, 5/01/36
560	Hillsborough County Industrial Development Authority, Florida, Industrial Development Revenue	No Opt. Call	Aaa	579,762
	Bonds, University Community Hospital, Series 1994, 6.500%, 8/15/19 – NPFG Insured (ETM)
	Indian Trace Development District, Florida, Water Management Special Benefit Assessment Bonds,
	Series 2005:
1,645	5.000%, 5/01/25 – NPFG Insured	5/19 at 100.00	Baa2	1,656,647
1,830	5.000%, 5/01/27 – NPFG Insured	5/19 at 100.00	Baa2	1,839,992
600	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Refunding Series 2012,	10/22 at 100.00	A2	649,524
	5.000%, 10/01/30
2,215	Jacksonville, Florida, Educational Facilities Revenue Bonds, Jacksonville University Project,	6/28 at 100.00	N/R	2,257,129
	Series 2018B, 5.000%, 6/01/53, 144A
1,000	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Refunding Series	11/21 at 100.00	A2	1,066,900
	2011, 5.000%, 11/15/25
625	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Del Webb	5/27 at 100.00	N/R	626,288
	Project, Series 2017, 5.000%, 5/01/37, 144A
4,125	Martin County Health Facilities Authority, Florida, Hospital Revenue Bonds, Martin Memorial	11/24 at 100.00	Baa1	4,265,910
	Medical Center, Series 2015, 5.000%, 11/15/45
	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue
	Bonds, South Florida Autism Charter School Project, Series 2017:
1,080	5.875%, 7/01/37, 144A	7/27 at 100.00	N/R	1,028,786
1,920	6.000%, 7/01/47, 144A	7/27 at 100.00	N/R	1,802,803
5,965	Miami Dade County, Florida, Rickenbacker Causeway Revenue Bonds, Series 2014, 5.000%, 10/01/43	10/24 at 100.00	BBB+	6,435,758
2,130	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami Jewish	7/27 at 100.00	BBB	2,286,129
	Health System Inc. Project, Series 2017, 5.125%, 7/01/46
1,545	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Bonds, Refunding Series 2011A,	2/21 at 100.00	A+ (4)	1,676,526
	6.000%, 2/01/31 (Pre-refunded 2/01/21) – AGM Insured
5,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2014A,	7/24 at 100.00	A	5,379,400
	5.000%, 7/01/44
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series	10/20 at 100.00	A2 (4)	2,650,825
	2010A-1, 5.375%, 10/01/41 (Pre-refunded 10/01/20)
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B,	10/20 at 100.00	A	2,616,525
	5.000%, 10/01/30
2,400	Miami-Dade County, Florida, Special Obligation Bonds, Refunding Subordinate Series 2012B,	10/22 at 100.00	A2	2,575,944
	5.000%, 10/01/37
6,305	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A,	10/22 at 100.00	A+	6,762,428
	5.000%, 10/01/42
4,785	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds,	8/26 at 100.00	N/R	5,033,054
	Development Unit 53, Series 2015, 5.350%, 8/01/35
4,250	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health,	4/22 at 100.00	A	4,484,175
	Inc., Series 2012A, 5.000%, 10/01/42
230	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of	6/22 at 102.00	N/R	258,359
	Boca Raton Project, Series 2014A, 7.250%, 6/01/34
60	Pasco County, Florida, Water and Sewer Revenue Bonds, Refunding Series 2006, 5.000%, 10/01/36 –	1/19 at 100.00	Aa2	60,151
	AGM Insured
825	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3	11/26 at 100.00	N/R	805,563
	Project, Series 2016, 5.000%, 11/01/46
1,410	Seminole County, Florida, Water and Sewer Revenue Bonds, Refunding & Improvement Series 1992,	No Opt. Call	Aa2 (4)	1,461,578
	6.000%, 10/01/19 – NPFG Insured (ETM)
	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds,
	Assessment Area 2, Series 2016:
230	4.750%, 11/01/28	11/27 at 100.00	N/R	229,276
385	5.375%, 11/01/36	11/27 at 100.00	N/R	385,951

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 930	South Fork III Community Development District, Florida, Special Assessment Revenue Bonds,	5/27 at 100.00	N/R	$ 934,092
	Refunding Series 2016, 5.375%, 5/01/37
1,200	St. Lucie County, Florida, Utility System Revenue Refunding Bonds, Series 1993, 5.500%,	No Opt. Call	N/R (4)	1,307,244
	10/01/21 – FGIC Insured (ETM)
400	Tamarac, Florida, Utility System Revenue Bonds, Series 2009, 5.000%, 10/01/39 (Pre-refunded	10/19 at 100.00	AA (4)	411,028
	10/01/19) – AGC Insured
4,100	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A,	5/22 at 100.00	Aa2	4,408,771
	5.000%, 11/15/33
1,125	Tampa, Florida, Healthcare System Revenue Bonds, Allegany Health System – St. Joseph’s	1/19 at 100.00	Aaa	1,127,587
	Hospital, Series 1993, 5.125%, 12/01/23 – NPFG Insured (ETM)
10,095	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series	7/22 at 100.00	A2 (4)	11,043,425
	2012B, 5.000%, 7/01/42 (Pre-refunded 7/01/22)
2,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle	10/21 at 100.00	A– (4)	2,155,660
	Aeronautical University, Inc. Project, Refunding Series 2011, 5.000%, 10/15/29 (Pre-refunded
	10/15/21) – AGM Insured
5,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson University	6/25 at 100.00	A–	5,443,400
	Inc. Project, Series 2015, 5.000%, 6/01/40
161,295	Total Florida			167,629,492
	Georgia – 4.2% (2.6% of Total Investments)
11,085	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.375%,	11/19 at 100.00	AA (4)	11,459,230
	11/01/39 (Pre-refunded 11/01/19) – AGM Insured
5,915	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.375%,	11/19 at 100.00	A+	6,095,053
	11/01/39 – AGM Insured
21,920	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe	2/28 at 100.00	BBB+	20,319,621
	Power Corporation Vogtle Project, Series 2017C, 4.125%, 11/01/45
12,325	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe	2/28 at 100.00	BBB+	11,425,152
	Power Corporation Vogtle Project, Series 2017D, 4.125%, 11/01/45
2,825	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series 2007,	8/20 at 100.00	AA	2,891,557
	4.000%, 8/01/26
4,000	Cobb County Kennestone Hospital Authority, Georgia, Revenue Anticipation Certificates,	4/23 at 100.00	A	4,306,040
	Refunding Series 2012, 5.000%, 4/01/28
1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb	9/20 at 100.00	N/R (4)	1,334,950
	Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30 (Pre-refunded 9/01/20)
2,000	Fairburn, Georgia, General Obligation Bonds, Series 2011, 5.750%, 12/01/31 (Pre-refunded	12/21 at 100.00	A2 (4)	2,209,680
	12/01/21) – AGM Insured
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates,
	Northeast Georgia Health Services Inc., Series 2010B:
1,180	5.250%, 2/15/37	2/20 at 100.00	AA–	1,218,043
960	5.125%, 2/15/40	2/20 at 100.00	AA–	987,350
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates,
	Northeast Georgia Health Services Inc., Series 2010B:
3,820	5.250%, 2/15/37 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (4)	3,967,796
3,090	5.125%, 2/15/40 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (4)	3,204,701
15,305	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates,	2/25 at 100.00	AA–	17,100,276
	Northeast Georgia Health Services Inc., Series 2014A, 5.500%, 8/15/54
	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2018A:
6,760	3.950%, 12/01/43	6/27 at 100.00	AAA	6,653,936
5,000	4.000%, 12/01/48	6/27 at 100.00	AAA	4,913,900
10,825	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2015A,	7/25 at 100.00	Baa3	10,995,927
	5.000%, 7/01/60
2,250	Gwinnett County Hospital Authority, Georgia, Revenue Anticipation Certificates, Gwinnett	7/19 at 100.00	A2	2,295,742
	Hospital System Inc. Project, Series 2007C, 5.500%, 7/01/39 – AGM Insured

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 1,300	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for Classical	6/27 at 100.00	N/R	$ 1,310,439
	Education, Series 2017, 5.750%, 6/15/37, 144A
4,000	Marietta Development Authority, Georgia, University Facilities Revenue Bonds, Life University,	11/27 at 100.00	Ba3	4,158,640
	Inc. Project, Refunding Series 2017A, 5.000%, 11/01/37, 144A
1,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/22 at 100.00	Baa2	1,065,340
	Refunding Series 2012C, 5.250%, 10/01/27
10,090	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series	10/25 at 100.00	Baa2	10,502,076
	2015, 5.000%, 10/01/40
1,710	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia	10/21 at 100.00	AA–	1,806,170
	Medical Center Project, Series 2011B, 5.000%, 10/01/41
128,610	Total Georgia			130,221,619
	Guam – 0.0% (0.0% of Total Investments)
650	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013,	7/23 at 100.00	BBB–	686,823
	5.500%, 7/01/43
	Hawaii – 0.4% (0.2% of Total Investments)
1,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Chaminade University	1/25 at 100.00	Ba2	1,395,195
	of Honolulu, Series 2015A, 5.000%, 1/01/45, 144A
5,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health	7/23 at 100.00	A1	5,460,350
	Obligated Group, Series 2013A, 5.500%, 7/01/43
170	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	175,811
	University, Series 2013A, 6.875%, 7/01/43
5,075	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health Systems,	7/25 at 100.00	A1	5,031,152
	Series 2015A, 4.000%, 7/01/40
11,745	Total Hawaii			12,062,508
	Idaho – 0.8% (0.5% of Total Investments)
	Idaho Health Facilities Authority, Revenue Bonds, Kootenai Health Project, Series 2014:
3,300	4.375%, 7/01/34, 144A	7/24 at 100.00	A	3,331,977
12,495	4.750%, 7/01/44, 144A	7/24 at 100.00	A	12,730,281
250	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding	9/26 at 100.00	BB+	258,490
	Series 2016, 5.000%, 9/01/37
8,730	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series	3/22 at 100.00	A–	9,118,310
	2012A, 5.000%, 3/01/47 – AGM Insured
1,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series	3/24 at 100.00	A–	984,150
	2014A, 4.125%, 3/01/37
25,775	Total Idaho			26,423,208
	Illinois – 26.2% (16.2% of Total Investments)
675	Bolingbrook, Illinois, General Obligation Bonds, Refunding Series 2013A, 5.000%, 1/01/25	7/23 at 100.00	A2	740,408
67,135	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series	4/27 at 100.00	A	76,722,549
	2016, 6.000%, 4/01/46
1,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series	4/27 at 100.00	A	1,051,110
	2017, 5.000%, 4/01/46
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A:
6,210	5.500%, 12/01/39	12/21 at 100.00	B2	6,311,533
1,865	5.000%, 12/01/41	12/21 at 100.00	B2	1,854,817
5,175	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series	12/22 at 100.00	B2	5,110,571
	2012A, 5.000%, 12/01/42
8,400	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding	12/27 at 100.00	B+	9,834,636
	Series 2017B, 7.000%, 12/01/42, 144A
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding
	Series 2017H:
5,835	5.000%, 12/01/36	12/27 at 100.00	B+	5,894,167
4,940	5.000%, 12/01/46	12/27 at 100.00	B+	4,950,522

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 2,720	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/18 at 100.00	B2	$ 2,720,326
	2008C, 5.000%, 12/01/29
38,905	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/25 at 100.00	B+	44,089,480
	2016A, 7.000%, 12/01/44
14,805	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/26 at 100.00	B+	16,578,787
	2016B, 6.500%, 12/01/46
19,585	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/27 at 100.00	B+	22,866,663
	2017A, 7.000%, 12/01/46, 144A
1,315	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax	No Opt. Call	B+	748,459
	Revenues, Series 1998B-1, 0.000%, 12/01/30 – NPFG Insured
2,235	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit	6/21 at 100.00	A2	2,367,491
	Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2011, 5.250%,
	6/01/26 – AGM Insured
1,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011,	12/21 at 100.00	A3	1,155,726
	5.250%, 12/01/40
12,215	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014,	12/24 at 100.00	AA	13,292,607
	5.250%, 12/01/49
7,700	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien	1/20 at 100.00	A2	7,942,011
	Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
1,500	0.000%, 1/01/31 – NPFG Insured	No Opt. Call	BBB–	857,550
32,670	0.000%, 1/01/32 – FGIC Insured	No Opt. Call	BBB–	17,632,979
12,360	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	BBB–	5,058,083
960	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2007A, 5.000%, 1/01/27 –	1/19 at 100.00	Ba1	962,189
	AMBAC Insured
2,500	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A, 5.250%, 1/01/33	1/24 at 100.00	Ba1	2,605,250
17,605	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB–	19,569,190
4,220	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C,	1/19 at 100.00	Ba1	4,227,301
	5.000%, 1/01/34
1,000	Chicago, Illinois, General Obligation Bonds, Project Series 2011A, 5.250%, 1/01/35	1/21 at 100.00	Ba1	1,017,920
10,200	Chicago, Illinois, General Obligation Bonds, Project Series 2012A, 5.000%, 1/01/33	1/22 at 100.00	Ba1	10,414,608
2,605	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/38	1/26 at 100.00	BBB–	2,672,626
3,000	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Series 2008C,	1/25 at 100.00	A	3,170,700
	5.000%, 1/01/39
10,000	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City	12/23 at 100.00	BBB	10,263,800
	Colleges, Series 2013, 5.250%, 12/01/43
	DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago and Boone Counties Community College District 523,
	Illinois, General Obligation Bonds, Kishwaukee Community College, Series 2011B:
2,500	0.000%, 2/01/33	2/21 at 100.00	AA–	1,040,050
2,000	0.000%, 2/01/34	2/21 at 100.00	AA–	771,380
	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History,
	Series 2002.RMKT:
3,400	5.500%, 11/01/36	11/23 at 100.00	A	3,646,432
2,500	4.450%, 11/01/36	11/25 at 102.00	A	2,531,450
3,295	Illinois Educational Facilities Authority, Revenue Bonds, Robert Morris College, Series 2000,	12/18 at 100.00	Baa2	3,302,117
	5.800%, 6/01/30 – NPFG Insured
	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont
	School Project, Series 2015A:
1,700	5.750%, 12/01/35, 144A	12/25 at 100.00	N/R	1,703,825
115	6.000%, 12/01/45, 144A	12/25 at 100.00	N/R	114,840

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Illinois, Rosalind Franklin University Revenue Bonds, Research
	Building Project, Series 2017C:
$ 1,000	5.000%, 8/01/42	8/27 at 100.00	BBB+	$ 1,054,250
1,000	5.000%, 8/01/46	8/27 at 100.00	BBB+	1,051,260
1,000	5.000%, 8/01/47	8/27 at 100.00	BBB+	1,049,780
6,500	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International	10/20 at 100.00	B2	6,822,400
	Corporation Project, Series 2010, 6.750%, 10/15/40
39,675	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series	2/27 at 100.00	Aa2	38,253,445
	2016C, 4.000%, 2/15/41
6,750	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/38	9/22 at 100.00	AA+	7,136,977
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
1,485	5.000%, 9/01/34	9/24 at 100.00	AA+	1,620,313
19,025	5.000%, 9/01/42	9/24 at 100.00	AA+	20,496,584
1,750	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 4.250%, 5/15/43	5/22 at 100.00	Baa2	1,703,135
4,300	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2009, 5.500%, 4/01/34	4/19 at 100.00	A1	4,359,813
15,805	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016,	6/26 at 100.00	A3	16,712,681
	5.000%, 12/01/46
1,630	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Series 2013,	8/22 at 100.00	Aa2	1,746,382
	5.000%, 8/15/37
25	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	N/R (4)	26,107
	(Pre-refunded 8/15/19)
2,475	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	N/R (4)	2,584,544
	(Pre-refunded 8/15/19)
1,435	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A,	7/23 at 100.00	A–	1,556,559
	6.000%, 7/01/43
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,
	Refunding Series 2015C:
560	5.000%, 8/15/35	8/25 at 100.00	Baa1	595,700
6,140	5.000%, 8/15/44	8/25 at 100.00	Baa1	6,430,729
5,735	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series	8/19 at 100.00	N/R (4)	5,955,453
	2009, 7.000%, 8/15/44 (Pre-refunded 8/15/19)
8,960	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 –	8/21 at 100.00	A2	9,700,365
	AGM Insured
1,150	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series	2/21 at 100.00	AA– (4)	1,232,788
	2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21)
4,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series	2/21 at 100.00	AA– (4)	4,823,955
	2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21) (UB) (5)
19,975	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A,	10/21 at 100.00	AA–	21,018,494
	5.000%, 10/01/51
20,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2015A, 5.000%,	10/25 at 100.00	AA–	21,725,200
	10/01/46 (UB) (5)
3,665	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014, 5.250%,	6/24 at 100.00	BBB–	3,966,153
	6/15/31 – AGM Insured
	Illinois State, General Obligation Bonds, February Series 2014:
3,200	5.250%, 2/01/32	2/24 at 100.00	BBB–	3,306,304
2,000	5.250%, 2/01/33	2/24 at 100.00	BBB–	2,061,720
1,575	5.250%, 2/01/34	2/24 at 100.00	BBB–	1,620,659
7,500	5.000%, 2/01/39	2/24 at 100.00	BBB–	7,551,000
5,000	Illinois State, General Obligation Bonds, June Series 2016, 4.000%, 6/01/35	6/26 at 100.00	BBB–	4,456,350
	Illinois State, General Obligation Bonds, May Series 2014:
510	5.000%, 5/01/36	5/24 at 100.00	BBB–	515,120
3,245	5.000%, 5/01/39	5/24 at 100.00	BBB–	3,262,004

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois State, General Obligation Bonds, November Series 2016:
$ 11,800	5.000%, 11/01/40	11/26 at 100.00	BBB–	$ 11,869,502
13,200	5.000%, 11/01/41	11/26 at 100.00	BBB–	13,269,168
	Illinois State, General Obligation Bonds, November Series 2017D:
1,895	5.000%, 11/01/27	No Opt. Call	BBB–	1,968,734
31,320	5.000%, 11/01/28	11/27 at 100.00	BBB–	32,304,388
5,000	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/29	2/27 at 100.00	BBB–	5,128,700
2,625	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/24	1/20 at 100.00	BBB–	2,665,504
	Illinois State, General Obligation Bonds, Refunding Series 2012:
3,425	5.000%, 8/01/23	No Opt. Call	BBB–	3,571,556
1,190	5.000%, 8/01/25	8/22 at 100.00	BBB–	1,229,282
	Illinois State, General Obligation Bonds, Series 2013:
2,000	5.250%, 7/01/31	7/23 at 100.00	BBB–	2,081,980
2,990	5.500%, 7/01/38	7/23 at 100.00	BBB–	3,128,407
5,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	AA–	5,376,300
	5.000%, 1/01/35
18,920	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A,	7/25 at 100.00	AA–	20,581,176
	5.000%, 1/01/40
1,395	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust	1/23 at 100.00	AA–	1,781,443
	2015-XF0051, 13.175%, 1/01/38, 144A (IF)
7,400	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A,	1/21 at 100.00	A2	7,787,390
	5.250%, 1/01/37 – AGM Insured
17,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds,	6/22 at 100.00	BB+	17,735,900
	Refunding Series 2012B, 5.000%, 6/15/52
540	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds,	12/25 at 100.00	BB+	554,942
	Refunding Series 2015B, 5.000%, 6/15/52
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds,
	Series 2015A:
2,890	0.000%, 12/15/52	No Opt. Call	BB+	462,978
5,700	5.500%, 6/15/53	12/25 at 100.00	BB+	6,025,869
5,185	5.000%, 6/15/53	12/25 at 100.00	BB+	5,325,254
11,365	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	6/20 at 100.00	BB+	11,462,171
	Refunding Bonds, Series 2010A, 5.500%, 6/15/50
3,650	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	6/20 at 100.00	BBB–	3,842,902
	Refunding Bonds, Series 2010A, 5.500%, 6/15/50
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Capital Appreciation Refunding Series 2010B-1:
25,000	0.000%, 6/15/44 – AGM Insured	No Opt. Call	BBB–	7,161,000
43,200	0.000%, 6/15/45 – AGM Insured	No Opt. Call	BBB–	11,754,288
10,000	0.000%, 6/15/46 – AGM Insured	No Opt. Call	BBB–	2,584,100
41,205	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion	6/20 at 100.00	BB+	41,240,848
	Project, Refunding Series 2010B-2, 5.000%, 6/15/50
8,750	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion	No Opt. Call	BB+	5,702,900
	Project, Series 1994B, 0.000%, 6/15/28 – NPFG Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Series 2002A:
18,085	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	BB+	14,150,066
20,045	0.000%, 12/15/35 – AGM Insured	No Opt. Call	BBB–	9,019,047
1,846	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project,	3/24 at 100.00	AA	1,951,887
	Refunding Series 2014, 5.000%, 3/01/34 – AGM Insured
2,600	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	A2	3,248,518
	Illinois, General Obligation Bonds, Series 2000A, 6.500%, 7/01/30 – NPFG Insured
3,900	Rosemont Village, Illinois, General Obligation Bonds, Corporate Purpose Series 2011A, 5.600%,	12/20 at 100.00	A2 (4)	4,176,393
	12/01/35 (Pre-refunded 12/01/20) – AGM Insured

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 7,025	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group,	11/23 at 100.00	N/R (4)	$ 8,710,157
	Inc., Series 2013, 7.625%, 11/01/48 (Pre-refunded 11/01/23)
4,000	Southwestern Illinois Development Authority, School Revenue Bonds, Triad School District 2,	No Opt. Call	Baa2	3,110,720
	Madison County, Illinois, Series 2006, 0.000%, 10/01/25 – NPFG Insured
12,125	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/40 –	3/25 at 100.00	A2	13,027,949
	AGM Insured
2,550	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation	No Opt. Call	Baa2	2,256,724
	Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/22 – NPFG Insured
780	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation	No Opt. Call	Baa2 (4)	702,647
	Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/22 – NPFG Insured (ETM)
6,415	Will County School District 122, New Lenox, Illinois, General Obligation Bonds, Capital	No Opt. Call	Aa3	5,299,752
	Appreciation School Series 2004D, 0.000%, 11/01/24 – AGM Insured
	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General
	Obligation Bonds, Series 2011:
930	7.000%, 12/01/21 – AGM Insured	12/20 at 100.00	A2	1,008,780
1,035	7.000%, 12/01/22 – AGM Insured	12/20 at 100.00	A2	1,120,046
1,155	7.000%, 12/01/23 – AGM Insured	12/20 at 100.00	A2	1,249,906
1,065	7.000%, 12/01/26 – AGM Insured	12/20 at 100.00	A2	1,148,027
	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General
	Obligation Bonds, Series 2011:
2,085	7.250%, 12/01/29 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	A2 (4)	2,295,689
2,295	7.250%, 12/01/30 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	A2 (4)	2,526,910
884,596	Total Illinois			821,790,277
	Indiana – 3.7% (2.3% of Total Investments)
	Allen County, Indiana, Economic Development Revenue Bonds, Fort Wayne Project, Senior
	Series 2017A-1:
500	6.625%, 1/15/34, 144A	1/24 at 104.00	N/R	524,905
675	6.750%, 1/15/43, 144A	1/24 at 104.00	N/R	707,339
1,605	Chesterton, Indiana, Economic Development Revenue Bonds, Storypoint Chesterton Project,	1/24 at 104.00	N/R	1,630,520
	Series 2016, 6.250%, 1/15/43, 144A
2,640	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown Point	No Opt. Call	Baa2	2,287,930
	Community School Corporation, Series 2000, 0.000%, 1/15/24 – NPFG Insured
12,040	Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University	10/24 at 100.00	A3	12,811,523
	Project, Series 2014, 5.000%, 10/01/44
365	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel	6/20 at 100.00	B	376,001
	Corporation Project, Refunding Series 2010, 6.000%, 12/01/26
125	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel	No Opt. Call	B	127,920
	Corporation Project, Refunding Series 2011, 6.000%, 12/01/19
5,750	Indiana Finance Authority, Health System Revenue Bonds, Franciscan Alliance, Inc. Obligated	11/25 at 100.00	Aa3	5,535,698
	Group, Series 2016A, 4.000%, 11/01/51
10,290	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series	5/23 at 100.00	A	10,870,047
	2012A, 5.000%, 5/01/42
5,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2010B,	12/20 at 100.00	AA– (4)	5,283,100
	5.000%, 12/01/37 (Pre-refunded 12/01/20)
13,880	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series	10/21 at 100.00	A2	14,700,447
	2011B, 5.000%, 10/01/41
17,970	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series	10/24 at 100.00	A	19,518,115
	2014A, 5.000%, 10/01/44
5,000	Indianapolis Local Public Improvement Bond Bank Bonds, Indiana, Revenue Bonds, PILOT	1/20 at 100.00	AA (4)	5,168,050
	Infrastructure Project, Series 2010F, 5.000%, 1/01/35 (Pre-refunded 1/01/20) – AGM Insured
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
10,000	0.000%, 2/01/26 – AMBAC Insured	No Opt. Call	A	8,013,100
20,000	0.000%, 2/01/28 – AMBAC Insured	No Opt. Call	A	14,683,200

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A:
$ 2,855	5.500%, 1/01/38 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	Aa3 (4)	$ 2,872,216
11,760	5.500%, 1/01/38 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	A+ (4)	11,827,855
120,455	Total Indiana			116,937,966
	Iowa – 3.5% (2.2% of Total Investments)
10,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series	2/23 at 100.00	A1	10,600,400
	2013A, 5.250%, 2/15/44
10,690	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company	12/23 at 100.00	B–	11,308,523
	Project, Series 2013, 5.250%, 12/01/25
18,290	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company	6/19 at 105.00	B–	19,363,623
	Project, Series 2016, 5.875%, 12/01/27, 144A
21,280	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company	12/22 at 105.00	B	22,622,555
	Project, Series 2018B, 5.250%, 12/01/50 (Mandatory put 12/01/22)
5,700	Iowa Finance Authority, Senior Housing Revenue Bonds, PHS Council Bluffs, Inc. Project, Series	8/23 at 102.00	N/R	5,617,293
	2018, 5.250%, 8/01/55
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
8,285	5.375%, 6/01/38	1/19 at 100.00	B2	8,306,872
2,200	5.500%, 6/01/42	1/19 at 100.00	B2	2,205,126
21,420	5.625%, 6/01/46	1/19 at 100.00	B	21,447,632
8,400	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	1/19 at 100.00	B2	8,423,940
	5.600%, 6/01/34
106,265	Total Iowa			109,895,964
	Kansas – 0.7% (0.4% of Total Investments)
1,240	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health	1/20 at 100.00	AA–	1,272,996
	Services Corporation, Series 2010A, 5.000%, 1/01/40
8,140	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health	1/20 at 100.00	N/R (4)	8,408,864
	Services Corporation, Series 2010A, 5.000%, 1/01/40 (Pre-refunded 1/01/20)
1,000	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc., Series 2017A,	5/27 at 100.00	BB+	1,014,550
	5.000%, 5/15/43
	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds,
	Vacation Village Project Area 1 and 2A, Series 2015:
4,845	5.000%, 9/01/27	9/25 at 100.00	N/R	5,105,176
2,380	5.750%, 9/01/32	9/25 at 100.00	N/R	2,508,758
2,495	6.000%, 9/01/35	9/25 at 100.00	N/R	2,612,689
20,100	Total Kansas			20,923,033
	Kentucky – 2.8% (1.7% of Total Investments)
4,565	Christian County, Kentucky, Hospital Revenue Bonds, Jennie Stuart Medical Center, Series 2016,	2/26 at 100.00	BB+	4,775,355
	5.500%, 2/01/44
6,065	Kentucky Bond Development Corporation, Tax Increment Revenue Bonds, Summit Lexington Project,	No Opt. Call	N/R	5,786,556
	Series 2016A, 4.400%, 10/01/24
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health,
	Refunding Series 2017A:
7,850	5.000%, 6/01/37	6/27 at 100.00	BB+	8,120,904
3,280	5.000%, 6/01/41	6/27 at 100.00	BB+	3,374,366
5,240	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical	6/20 at 100.00	BB+ (4)	5,550,889
	Health System, Series 2010A, 6.000%, 6/01/30 (Pre-refunded 6/01/20)
6,015	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical	6/20 at 100.00	BB+ (4)	6,406,757
	Health System, Series 2010B, 6.375%, 3/01/40 (Pre-refunded 6/01/20)
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky
	Information Highway Project, Senior Series 2015A:
4,345	5.000%, 7/01/37	7/25 at 100.00	Baa2	4,592,795
7,370	5.000%, 7/01/40	7/25 at 100.00	Baa2	7,689,195
10,245	5.000%, 1/01/45	7/25 at 100.00	Baa2	10,640,355

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
$ 4,360	0.000%, 7/01/43 (6)	7/31 at 100.00	Baa3	$ 4,003,308
7,510	0.000%, 7/01/46 (6)	7/31 at 100.00	Baa3	6,923,169
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Series 2013A:
2,390	5.750%, 7/01/49	7/23 at 100.00	Baa3	2,566,215
480	6.000%, 7/01/53	7/23 at 100.00	Baa3	520,978
715	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding	2/19 at 100.00	AA	720,777
	Series 2009, 5.250%, 2/01/20 – AGC Insured
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding
	Series 2009:
5,560	5.250%, 2/01/20 (Pre-refunded 2/01/19) – AGC Insured	2/19 at 100.00	AA (4)	5,606,315
8,865	5.250%, 2/01/24 (Pre-refunded 2/01/19) – AGC Insured	2/19 at 100.00	AA (4)	8,938,845
1,135	5.250%, 2/01/24 (Pre-refunded 2/01/19) – AGC Insured	2/19 at 100.00	AA (4)	1,144,602
85,990	Total Kentucky			87,361,381
	Louisiana – 1.5% (1.0% of Total Investments)
2,980	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing	7/23 at 100.00	N/R	3,150,545
	(US) LLC Project, Series 2013, 6.000%, 7/01/36
4,330	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical	1/21 at 100.00	A2 (4)	4,670,901
	Center, Refunding Series 2011A, 6.000%, 1/01/39 (Pre-refunded 1/01/21) – AGM Insured
5,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities	10/20 at 100.00	AA (4)	5,313,300
	Inc. Housing & Parking Project, Series 2010, 5.500%, 10/01/41 (Pre-refunded 10/01/20) –
	AGM Insured
5,050	Louisiana Local Government Environmental Facilities and Community Development Authority,	11/27 at 100.00	Baa3	4,770,988
	Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017,
	3.500%, 11/01/32
	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our
	Lady Health System, Series 1998A:
135	5.750%, 7/01/25 – AGM Insured (ETM) (UB)	No Opt. Call	A2 (4)	161,042
9,865	5.750%, 7/01/25 – AGM Insured (UB)	No Opt. Call	A2	11,043,572
11,000	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding	10/33 at 100.00	BBB	9,216,460
	Series 2017, 0.000%, 10/01/46 (6)
760	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/27 at 100.00	A3	735,194
	Refunding Series 2017, 4.000%, 5/15/42
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,
	Series 2015:
1,000	4.250%, 5/15/40	5/25 at 100.00	A3	1,002,820
6,970	5.000%, 5/15/47	5/25 at 100.00	A3	7,334,531
1,000	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014,
	4.250%, 6/01/34	6/24 at 100.00	A–	1,013,860
48,090	Total Louisiana			48,413,213
	Maine – 1.1% (0.6% of Total Investments)
7,530	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical	7/23 at 100.00	Ba1	7,743,777
	Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical
	Center Obligated Group Issue, Series 2016A:
5,450	4.000%, 7/01/41	7/26 at 100.00	Ba1	4,999,667
9,565	4.000%, 7/01/46	7/26 at 100.00	Ba1	8,561,249
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical	7/21 at 100.00	Ba3	1,114,564
	Center, Series 2011, 6.750%, 7/01/41
10,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Mainehealth Issue,	7/24 at 100.00	A+	10,684,700
	Series 2015, 5.000%, 7/01/39
33,595	Total Maine			33,103,957

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland – 1.4% (0.9% of Total Investments)
$ 1,000	Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project, Series 2017A,	2/26 at 100.00	N/R	$ 984,710
	4.375%, 2/15/39
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/22 at 100.00	Baa3	2,729,400
	Healthcare, Series 2011A, 6.000%, 1/01/26
13,315	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/27 at 100.00	Baa3	14,423,474
	Healthcare, Series 2016A, 5.500%, 1/01/46
10,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health	7/25 at 100.00	A+	10,779,400
	System, Series 2015, 5.000%, 7/01/47
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional	7/24 at 100.00	A3	2,660,625
	Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45
3,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of	7/22 at 100.00	A–	3,186,240
	Maryland Medical System Issue, Series 2013A, 5.000%, 7/01/43
	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor
	Road Project, Series 2016:
2,000	4.750%, 7/01/36, 144A	1/26 at 100.00	N/R	1,885,640
2,300	5.000%, 7/01/46, 144A	1/26 at 100.00	N/R	2,184,287
	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B:
1,335	4.250%, 11/01/37	11/24 at 103.00	BB	1,291,025
1,250	4.500%, 11/01/43	11/24 at 103.00	BB	1,226,075
1,950	5.000%, 11/01/47	11/24 at 103.00	BB	2,004,054
41,150	Total Maryland			43,354,930
	Massachusetts – 2.7% (1.7% of Total Investments)
9,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds,	1/20 at 100.00	AA	9,790,415
	Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35
3,125	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds,	1/20 at 100.00	A3	3,207,062
	Refunding Senior Lien Series 2010B, 5.000%, 1/01/37
	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue,
	Series 2014A:
2,245	5.250%, 7/01/34	7/24 at 100.00	BB+	2,383,517
6,195	5.500%, 7/01/44	7/24 at 100.00	BB+	6,574,382
	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the Charles,
	Inc. Issue, Series 2017:
8,200	4.125%, 10/01/42, 144A	10/22 at 105.00	BB+	7,320,960
2,310	5.000%, 10/01/47, 144A	10/22 at 105.00	BB+	2,368,351
10,000	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2,	7/28 at 100.00	Baa1	10,588,800
	5.000%, 7/01/53
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015:
2,950	5.000%, 1/01/45	1/25 at 100.00	Baa2	3,068,708
4,020	4.500%, 1/01/45	1/25 at 100.00	Baa2	4,007,498
6,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation,	No Opt. Call	AA–	7,622,340
	Series 2002A, 5.750%, 1/01/42 – AMBAC Insured
5,330	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University,	12/19 at 100.00	AAA	5,867,211
	Tender Option Bond Trust 2016-XL0017, 10.587%, 12/15/34, 144A (Pre-refunded 12/15/19) (IF) (5)
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Eye	7/20 at 100.00	N/R (4)	1,051,230
	and Ear Infirmary, Series 2010C, 5.375%, 7/01/35 (Pre-refunded 7/01/20)
7,405	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts	No Opt. Call	AAA	9,353,107
	Institute of Technology, Series 2002K, 5.500%, 7/01/32 (UB) (5)
770	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University,	7/19 at 100.00	Baa2	784,137
	Refunding Series 2009A, 5.750%, 7/01/39
1,530	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University,	7/19 at 100.00	N/R (4)	1,568,938
	Refunding Series 2009A, 5.750%, 7/01/39 (Pre-refunded 7/01/19)
2,800	Massachusetts Housing Finance Agency, Housing Bonds, Series 2014D, 3.875%, 12/01/39	6/24 at 100.00	AA–	2,711,576

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$ 4,560	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series	5/23 at 100.00	Aa2	$ 4,952,114
	2013A, 5.000%, 5/15/43
425	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program, Subordinate	1/19 at 100.00	AAA	426,352
	Series 1999A, 5.750%, 8/01/29
1,245	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Refunding Series	11/20 at 100.00	A3 (4)	1,316,837
	2010B, 5.000%, 11/15/30 (Pre-refunded 11/15/20) – AGC Insured
79,610	Total Massachusetts			84,963,535
	Michigan – 2.9% (1.8% of Total Investments)
5,490	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2001A,	No Opt. Call	AA	6,360,165
	6.000%, 5/01/29 – AGM Insured (UB)
2,985	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A2	3,161,981
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
895	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Bronson	5/20 at 100.00	A2	925,958
	Methodist Hospital, Remarketed Series 2006, 5.250%, 5/15/36 – AGM Insured
1,105	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Bronson	5/20 at 100.00	A2 (4)	1,155,454
	Methodist Hospital, Remarketed Series 2006, 5.250%, 5/15/36 (Pre-refunded 5/15/20) –
	AGM Insured
	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding
	Series 2015:
4,495	4.000%, 11/15/35	5/25 at 100.00	A+	4,518,059
2,550	4.000%, 11/15/36	5/25 at 100.00	A+	2,555,789
3,240	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series	12/21 at 100.00	AA–	3,417,520
	2011MI, 5.000%, 12/01/39
10	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series	12/21 at 100.00	N/R (4)	10,811
	2011MI, 5.000%, 12/01/39 (Pre-refunded 12/01/21)
10,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Series 2016MI, 5.000%,	6/26 at 100.00	AA–	10,729,200
	12/01/45 (UB) (5)
4,000	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	BBB	4,144,040
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding
	Series 2011-II-A:
2,750	5.375%, 10/15/36	10/21 at 100.00	AA–	2,965,517
8,260	5.375%, 10/15/41	10/21 at 100.00	AA–	8,880,491
	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System,
	Refunding Series 2009:
5,500	5.625%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	5,701,080
10,585	5.750%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	10,985,536
13,855	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series	6/22 at 100.00	AA–	14,629,494
	2009C, 5.000%, 12/01/48
3,050	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue	12/18 at 100.00	B2	3,056,527
	Bonds, Series 2008A, 6.875%, 6/01/42
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County
	Airport, Series 2015D:
3,550	5.000%, 12/01/40	12/25 at 100.00	A	3,867,370
3,600	5.000%, 12/01/45	12/25 at 100.00	A	3,910,104
85,920	Total Michigan			90,975,096
	Minnesota – 1.0% (0.6% of Total Investments)
	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory
	Academy, Refunding Series 2016A:
155	4.000%, 8/01/36	8/26 at 100.00	BB+	143,084
440	4.000%, 8/01/41	8/26 at 100.00	BB+	392,128
2,000	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Prairie Seeds Academy Project,	3/25 at 100.00	BB+	2,014,960
	Refunding Series 2015A, 5.000%, 3/01/34

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 1,720	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series	7/25 at 100.00	BB+	$ 1,783,881
	2015A, 5.500%, 7/01/50
	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,
	Essentia Health Obligated Group, Series 2018A:
4,785	4.250%, 2/15/43 (WI/DD, Settling 11/01/18)	2/28 at 100.00	A–	4,650,446
10,575	4.250%, 2/15/48 (WI/DD, Settling 11/01/18)	2/28 at 100.00	A–	10,146,501
1,410	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project, Series	7/24 at 102.00	N/R	1,328,135
	2016A, 5.000%, 7/01/47
1,000	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue	8/20 at 100.00	A2	1,032,070
	Bonds, Children’s Health Care, Series 2004A-1 Remarketed, 4.625%, 8/15/29 – AGM Insured
	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project,
	Series 2016A:
405	5.000%, 4/01/36	4/26 at 100.00	CC	222,268
605	5.000%, 4/01/46	4/26 at 100.00	CC	331,752
2,500	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds,	7/25 at 100.00	A2	2,518,825
	HealthPartners Obligated Group, Refunding Series 2015A, 4.000%, 7/01/35
235	Saint Paul Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue Bonds,	4/23 at 100.00	N/R	235,569
	2700 University at Westgate Station, Series 2015B, 4.250%, 4/01/25
	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast
	Inc., Series 2015A:
900	5.250%, 11/15/35 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (4)	954,540
2,785	5.000%, 11/15/40 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (4)	3,200,633
3,190	5.000%, 11/15/44 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (4)	3,666,076
32,705	Total Minnesota			32,620,868
	Mississippi – 0.2% (0.1% of Total Investments)
5,445	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System	No Opt. Call	A2	5,993,148
	Project, Series 2005, 5.250%, 7/01/24 – AGM Insured
	Missouri – 1.7% (1.1% of Total Investments)
2,820	Chesterfield Valley Transportation Development District, Missouri, Transportation Sales Tax	5/23 at 100.00	A–	2,716,506
	Revenue Bonds, Series 2015, 3.625%, 5/15/31
	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway
	Center Community Improvement District, Senior Refunding & Improvement Series 2016:
400	5.000%, 4/01/36, 144A	4/26 at 100.00	N/R	405,424
1,520	5.000%, 4/01/46, 144A	4/26 at 100.00	N/R	1,513,190
15,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series	No Opt. Call	A1	10,685,850
	2004B-1, 0.000%, 4/15/28 – AMBAC Insured
3,345	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds,	5/27 at 100.00	BB	3,458,797
	Aberdeen Heights Project, Refunding Series 2017A, 5.250%, 5/15/50
	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty
	Commons Project, Series 2015A:
1,575	5.750%, 6/01/35, 144A	6/25 at 100.00	N/R	1,499,006
1,055	6.000%, 6/01/46, 144A	6/25 at 100.00	N/R	1,004,518
2,460	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds,	5/23 at 100.00	BBB	2,588,781
	Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds,
	Saint Louis College of Pharmacy, Series 2015B:
1,410	5.000%, 5/01/40	11/23 at 100.00	BBB	1,462,946
2,000	5.000%, 5/01/45	11/23 at 100.00	BBB	2,069,620
7,040	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	7,397,421
	CoxHealth, Series 2013A, 5.000%, 11/15/48
2,250	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	2/22 at 100.00	A1	2,371,680
	Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/43

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 1,010	Plaza at Noah’s Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and	5/21 at 100.00	N/R	$ 965,732
	Improvement District Revenue Bonds, Series 2015, 5.000%, 5/01/30
4,125	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series	No Opt. Call	A–	4,988,734
	2005, 5.500%, 7/01/29 – NPFG Insured
15,350	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park	No Opt. Call	N/R	8,979,136
	Projects, Series 2000A, 0.000%, 6/01/30 – AMBAC Insured
405	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village	9/23 at 100.00	BB+	434,719
	of Sunset Hills, Series 2013A, 5.875%, 9/01/43
	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew’s
	Resources for Seniors, Series 2015A:
1,550	5.000%, 12/01/35	12/25 at 100.00	N/R	1,593,648
455	5.125%, 12/01/45	12/25 at 100.00	N/R	467,895
63,770	Total Missouri			54,603,603
	Montana – 0.2% (0.1% of Total Investments)
	Kalispell, Montana, Housing and Healthcare Facilities Revenue Bonds, Immanuel Lutheran
	Corporation, Series 2017A:
1,175	5.250%, 5/15/37	5/25 at 102.00	N/R	1,207,512
375	5.250%, 5/15/47	5/25 at 102.00	N/R	382,748
3,000	Montana Facility Finance Authority, Hospital Revenue Bonds, Benefis Health System Obligated	1/21 at 100.00	A2 (4)	3,223,740
	Group, Series 2011A, 5.750%, 1/01/31 (Pre-refunded 1/01/21) – AGM Insured
4,550	Total Montana			4,814,000
	Nebraska – 1.3% (0.8% of Total Investments)
10,665	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Refunding Crossover	No Opt. Call	BBB+	11,838,470
	Series 2017A, 5.000%, 9/01/42
4,435	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	BBB+	4,768,512
	5.000%, 9/01/32
580	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska	11/25 at 100.00	A–	620,206
	Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska
	Methodist Health System, Refunding Series 2015:
2,090	4.125%, 11/01/36	11/25 at 100.00	A–	2,105,800
2,325	5.000%, 11/01/48	11/25 at 100.00	A–	2,477,357
4,010	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great	11/21 at 100.00	A–	4,183,232
	Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42
5,000	Municipal Energy Agency of Nebraska, Power Supply System Revenue and Refunding Bonds, Series	4/19 at 100.00	A (4)	5,072,850
	2009A, 5.375%, 4/01/39 (Pre-refunded 4/01/19) – BHAC Insured
4,000	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2018C,	9/27 at 100.00	AA+	3,895,920
	3.750%, 9/01/38
6,000	Scotts Bluff County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Regional West	2/27 at 100.00	BBB+	6,161,100
	Medical Center Project, Refunding & Improvement Series 2016A, 5.250%, 2/20/37
39,105	Total Nebraska			41,123,447
	Nevada – 2.6% (1.6% of Total Investments)
5,350	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/26 –	7/19 at 100.00	Aa3	5,453,736
	AGM Insured
	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran
	International Airport, Series 2010A:
24,020	5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	Aa3	24,797,527
14,515	5.250%, 7/01/42	1/20 at 100.00	A+	14,979,770
410	Director of the State of Nevada Department of Business and Industry, Charter School Lease	12/25 at 100.00	BB	411,193
	Revenue Bonds, Somerset Academy, Series 2018A, 5.000%, 12/15/38, 144A
28,470	Las Vegas Convention and Visitors Authority, Nevada, Convention Center Expansion Revenue	7/28 at 100.00	A+	27,067,853
	Bonds, Series 2018B, 4.000%, 7/01/49

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada (continued)
$ 1,000	Las Vegas, Nevada, Sales Tax Increment Revenue Bonds, Symphony Park Tourism Improvement	6/21 at 100.00	N/R	$ 898,590
	District, Series 2016, 4.375%, 6/15/35, 144A
500	Nevada State Director of the Department of Business and Industry, Charter School Revenue	7/25 at 100.00	BB+	502,790
	Bonds, Doral Academy of Nevada, Series 2017A, 5.000%, 7/15/37, 144A
1,140	North Las Vegas, Nevada, General Obligation Bonds, Wastewater Reclamation System Series 2006,	1/19 at 100.00	BB	1,141,151
	5.000%, 10/01/25 – NPFG Insured
4,000	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Bonds, ReTrac-Reno Transportation	12/28 at 100.00	A3	3,860,120
	Rail Access Corridor Project, Series 2018A, 4.000%, 6/01/43
5,000	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Capital Appreciation Bonds,	No Opt. Call	N/R	514,900
	ReTrac-Reno Transportation Rail Access Corridor Project, Series 2018C, 0.000%, 7/01/58, 144A
1,100	Washoe County, Nevada, Highway Revenue, Motor Vehicle Fuel Tax Bonds, Series 2013,	2/19 at 100.00	A+	1,106,952
	5.000%, 2/01/38
85,505	Total Nevada			80,734,582
	New Hampshire – 0.3% (0.2% of Total Investments)
5,000	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project,	7/23 at 100.00	B	4,862,200
	Refunding Series 2018B, 4.625%, 11/01/42, 144A
5,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group	10/19 at 100.00	BBB (4)	5,186,200
	Issue, Series 2009A, 6.125%, 10/01/39 (Pre-refunded 10/01/19)
500	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Kendal at Hanover,	10/26 at 100.00	BBB+	523,250
	Series 2016, 5.000%, 10/01/40
10,500	Total New Hampshire			10,571,650
	New Jersey – 6.2% (3.9% of Total Investments)
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding
	Series 2016BBB:
34,310	5.500%, 6/15/29	12/26 at 100.00	BBB+	38,097,481
2,110	5.500%, 6/15/30	12/26 at 100.00	BBB+	2,329,018
	New Jersey Economic Development Authority, School Facilities Construction Bonds,
	Series 2005N-1:
6,835	5.500%, 9/01/24 – AMBAC Insured	No Opt. Call	BBB+	7,668,665
5,000	5.500%, 9/01/28 – NPFG Insured	No Opt. Call	BBB+	5,771,450
11,975	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/25 at 100.00	BBB+	12,623,686
	2015WW, 5.250%, 6/15/40
2,335	New Jersey Economic Development Authority, School Facilities Construction Financing Program	9/22 at 100.00	BBB+	2,494,854
	Bonds, Series 2012K-K, 5.000%, 3/01/23
600	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters	7/21 at 100.00	BB+	633,264
	University Hospital, Refunding Series 2011, 6.000%, 7/01/26
1,500	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters	1/19 at 100.00	BB+	1,503,315
	University Hospital, Series 2007, 5.750%, 7/01/37
2,325	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health,	7/24 at 100.00	A+	2,480,496
	Refunding Series 2014A, 5.000%, 7/01/44
2,015	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	BBB+	1,437,823
	Appreciation Series 2010A, 0.000%, 12/15/26
2,150	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series	No Opt. Call	BBB+	2,264,853
	2006A, 5.250%, 12/15/20
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series	No Opt. Call	A–	10,372,600
	2006C, 0.000%, 12/15/33 – AGM Insured
10,490	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B,	6/21 at 100.00	BBB+	10,782,147
	5.000%, 6/15/42
20,040	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2014AA,	6/24 at 100.00	BBB+	20,642,002
	5.000%, 6/15/44

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
$ 13,680	4.750%, 6/15/38	6/25 at 100.00	BBB+	$ 13,999,018
5,245	5.250%, 6/15/41	6/25 at 100.00	BBB+	5,495,291
8,230	5.000%, 6/15/45	6/25 at 100.00	BBB+	8,486,694
275	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A,	12/28 at 100.00	BBB+	264,190
	4.250%, 12/15/38
33,200	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 –	No Opt. Call	A2	38,531,920
	AGM Insured
120	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057, 12.523%,	7/22 at 100.00	N/R (4)	162,179
	1/01/43, 144A (Pre-refunded 7/01/22) (IF) (5)
80	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057, 12.523%,	7/22 at 100.00	A2	108,119
	1/01/43, 144A (IF) (5)
1,135	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/43	5/23 at 100.00	A+	1,236,321
3,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,	6/28 at 100.00	BBB+	3,178,230
	Series 2018A, 5.250%, 6/01/46
3,410	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,	6/28 at 100.00	BBB	3,461,764
	Series 2018B, 5.000%, 6/01/46
1,330	Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds,	No Opt. Call	A2	1,520,642
	Series 2005, 5.250%, 1/01/26 – AGM Insured
191,390	Total New Jersey			195,546,022
	New York – 5.3% (3.3% of Total Investments)
12,060	Build NYC Resource Corporation, Revenue Bonds, Albert Einstein College of Medicine, Inc.,	9/25 at 100.00	N/R	12,645,754
	Series 2015, 5.500%, 9/01/45, 144A
2,250	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School of	No Opt. Call	Baa2	2,509,605
	Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured
9,700	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series	No Opt. Call	AAA	12,026,642
	2017A, 5.000%, 10/01/47 (UB) (5)
4,070	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount	7/25 at 100.00	A–	4,409,764
	Sinai, Refunding Series 2015A, 5.000%, 7/01/45
7,225	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell	7/20 at 100.00	AA	7,528,161
	University, Series 2010A, 5.000%, 7/01/35
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center
	Obligated Group, Series 2015:
2,700	5.000%, 12/01/40, 144A	6/25 at 100.00	BBB–	2,857,977
5,600	5.000%, 12/01/45, 144A	6/25 at 100.00	BBB–	5,911,080
5	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General	2/19 at 100.00	Aa1 (4)	5,047
	Purpose, Series 2009A, 5.000%, 2/15/39 (Pre-refunded 2/15/19)
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender
	Option Bond Trust 2016-XF0525:
1,881	10.435%, 2/15/39, 144A (Pre-refunded 2/15/19) (IF)	2/19 at 100.00	N/R (4)	1,931,781
117	10.435%, 2/15/39, 144A (IF)	2/19 at 100.00	AA+	120,191
1,255	10.428%, 2/15/39, 144A (Pre-refunded 2/15/19) (IF)	2/19 at 100.00	N/R (4)	1,289,174
80	10.428%, 2/15/39, 144A (IF)	2/19 at 100.00	AA+	82,178
2,695	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds,	2/27 at 100.00	N/R	2,419,679
	The Academy Charter School Project, Series 2017A, 6.240%, 2/01/47
2,965	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds,	2/28 at 100.00	N/R	2,844,532
	The Academy Charter School Project, Series 2018A, 6.760%, 2/01/48
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
325	5.750%, 2/15/47	2/21 at 100.00	AA–	347,939
2,295	5.250%, 2/15/47	2/21 at 100.00	AA–	2,430,612

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
$ 525	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3 (4)	$ 568,024
105	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3 (4)	112,439
6,075	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%,	5/21 at 100.00	A– (4)	6,504,502
	5/01/36 (Pre-refunded 5/01/21) – AGM Insured
10,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A,	9/22 at 100.00	A–	10,718,200
	5.000%, 9/01/42
4,315	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue	2/21 at 100.00	AA	4,609,671
	Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40
1,000	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health	7/24 at 100.00	Baa1	1,075,880
	Services of Long Island Obligated Group Project, Series 2014, 5.000%, 7/01/31
1,690	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed	12/18 at 100.00	B–	1,641,869
	Bonds, Series 2006A-3, 5.000%, 6/01/35
4,050	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project	3/19 at 100.00	A3	4,128,408
	PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured
11,570	New York City Municipal Water Authority, Water and Sewer System Second General Resolution	6/25 at 100.00	AA+	12,594,176
	Revenue Bonds, Fiscal 2016, Series 2015, 5.000%, 6/15/46 (UB)
5	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 –	12/18 at 100.00	AA–	5,013
	FGIC Insured
28,615	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	29,348,116
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
6,500	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 211,
	3.750%, 10/01/43	4/27 at 100.00	Aa1	6,235,125
5,655	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital	7/22 at 100.00	N/R (4)	6,209,303
	Health Center Project, Series 2012, 5.000%, 7/01/42 (Pre-refunded 7/01/22)
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC Project, Eighth Series 2010:
8,550	5.500%, 12/01/31	12/20 at 100.00	BBB	9,093,609
3,155	6.000%, 12/01/36	12/20 at 100.00	BBB	3,384,085
10,360	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	10,140,264
157,393	Total New York			165,728,800
	North Carolina – 0.8% (0.5% of Total Investments)
1,255	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University	6/19 at 100.00	Aa2 (4)	1,277,778
	Health System, Series 2009A, 5.000%, 6/01/39 (Pre-refunded 6/01/19)
10,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University	6/22 at 100.00	AA	10,726,700
	Health System, Series 2012A, 5.000%, 6/01/42
4,715	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant Health,	6/22 at 100.00	A+	4,998,230
	Refunding Series 2012A, 5.000%, 6/01/36
2,150	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed,	10/22 at 100.00	A2	2,316,689
	Refunding Series 2012A, 5.000%, 10/01/38
2,150	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds,	7/27 at 100.00	N/R	2,237,247
	Aldersgate United Retirement Community Inc., Refunding Series 2017A, 5.000%, 7/01/47
1,690	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A,	7/26 at 100.00	BBB–	1,794,780
	5.000%, 7/01/54
540	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009, 6.000%, 6/01/34	6/19 at 100.00	A2 (4)	552,744
	(Pre-refunded 6/01/19) – AGC Insured
22,500	Total North Carolina			23,904,168
	North Dakota – 2.2% (1.4% of Total Investments)
9,950	Cass County, North Dakota, Health Care Facilities Revenue Bonds, Essential Health Obligated	2/28 at 100.00	A–	9,515,583
	Group, Series 2018B, 4.250%, 2/15/48

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Dakota (continued)
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated
	Group, Series 2012:
$ 7,000	5.000%, 12/01/29	12/21 at 100.00	Baa1	$ 7,326,830
3,000	5.000%, 12/01/32	12/21 at 100.00	Baa1	3,125,790
2,245	5.000%, 12/01/35	12/21 at 100.00	Baa1	2,329,839
4,525	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated	12/27 at 100.00	Baa1	4,816,908
	Group, Series 2017A, 5.000%, 12/01/42
1,000	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley Homes and	12/26 at 100.00	N/R	973,270
	Services Obligated Group, Series 2017, 5.000%, 12/01/36
	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C:
10,000	5.000%, 6/01/38	6/28 at 100.00	BBB–	10,393,200
10,915	5.000%, 6/01/43	6/28 at 100.00	BBB–	11,232,736
17,000	5.000%, 6/01/53	6/28 at 100.00	BBB–	17,362,780
	Williston Parks and Recreation District, North Dakota, Sales Tax & Gross Revenue Bonds,
	Series 2012A:
490	4.000%, 3/01/19	No Opt. Call	B	490,216
1,085	5.000%, 3/01/21	No Opt. Call	B	1,107,156
2,535	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC	9/23 at 100.00	N/R	1,014,000
	Project, Series 2013, 7.750%, 9/01/38 (7)
69,745	Total North Dakota			69,688,308
	Ohio – 11.1% (6.9% of Total Investments)
4,185	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds,	5/22 at 100.00	A1	4,409,149
	Children’s Hospital Medical Center, Improvement & Refunding Series 2012, 5.000%, 11/15/42
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and
	Improvement Series 2012A:
1,930	5.000%, 5/01/33	5/22 at 100.00	A2	2,063,865
2,740	4.000%, 5/01/33	5/22 at 100.00	A2	2,743,535
3,405	5.000%, 5/01/42	5/22 at 100.00	A2	3,606,270
100,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	12/18 at 100.00	N/R	2,898,000
	Revenue Bonds, Second Subordinate Capital Appreciation Turbo Term Series 2007C,
	0.000%, 6/01/52
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Senior Lien, Series 2007A-2:
15,855	5.375%, 6/01/24	12/18 at 100.00	Caa1	15,492,555
37,025	5.125%, 6/01/24	12/18 at 100.00	Caa1	35,825,390
20,820	5.875%, 6/01/30	12/18 at 100.00	Caa1	20,518,526
26,985	5.750%, 6/01/34	12/18 at 100.00	Caa1	26,062,923
2,715	6.000%, 6/01/42	12/18 at 100.00	B–	2,681,117
19,690	5.875%, 6/01/47	12/18 at 100.00	B–	19,196,765
10,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	Caa1	10,104,500
	Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37
1,000	Butler County Port Authority, Ohio, Revenue Bonds, StoryPoint Fairfield Project, Senior Series	1/24 at 104.00	N/R	1,025,660
	2017A-1, 6.250%, 1/15/34, 144A
	Centerville, Ohio Health Care Improvement Revenue Bonds, Graceworks Lutheran Services,
	Refunding & Improvement Series 2017:
2,750	5.250%, 11/01/37	11/27 at 100.00	N/R	2,864,043
3,200	5.250%, 11/01/47	11/27 at 100.00	N/R	3,290,080
3,345	Cleveland Heights-University Heights City School District, Ohio, General Obligation Bonds,	6/23 at 100.00	A1	3,570,152
	School Improvement Series 2014, 5.000%, 12/01/51
4,965	Cleveland Heights-University Heights City School District, Ohio, General Obligation Bonds,	6/23 at 100.00	N/R (4)	5,524,009
	School Improvement Series 2014, 5.000%, 12/01/51 (Pre-refunded 6/01/23)
5,000	County of Lucas, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/28 at 100.00	BBB	5,226,100
	2018A, 5.250%, 11/15/48

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 37,150	Cuyahoga County, Ohio, Certificates of Participation, Convention Hotel Project, Series 2014,	6/24 at 100.00	A1	$ 36,608,353
	4.375%, 12/01/44 (UB) (5)
7,870	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project,	5/22 at 100.00	Aa2	8,332,520
	Improvement Series 2012A, 5.000%, 11/01/42
7,770	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017A,	12/27 at 100.00	AA–	6,626,645
	3.250%, 12/01/42
6,425	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Series	1/23 at 100.00	Aa3	6,921,588
	2013A, 5.000%, 1/01/38 (UB) (5)
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tender
	Option Bond Trust 2016-XG0052:
1,250	13.546%, 1/01/38 (IF) (5)	1/23 at 100.00	Aa3	1,636,462
2,000	13.546%, 1/01/38 (IF) (5)	1/23 at 100.00	Aa3	2,618,340
625	13.546%, 1/01/38, 144A (IF) (5)	1/23 at 100.00	Aa3	818,231
1,725	13.546%, 1/01/38, 144A (IF) (5)	1/23 at 100.00	Aa3	2,258,318
1,750	13.540%, 1/01/38 (IF) (5)	1/23 at 100.00	Aa3	2,290,750
390	13.459%, 1/01/38, 144A (IF) (5)	1/23 at 100.00	Aa3	509,656
2,885	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	BBB (4)	3,199,869
	2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)
	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding
	Series 2007:
4,380	5.250%, 12/01/27 – AGM Insured	No Opt. Call	A2	5,034,197
6,000	5.250%, 12/01/31 – AGM Insured	No Opt. Call	A2	6,928,140
12,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated	2/23 at 100.00	Ba2	12,077,280
	Group Project, Series 2013, 5.000%, 2/15/48
8,500	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds,	No Opt. Call	N/R	6,035,000
	FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (7)
1,050	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	N/R	745,500
	Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (Mandatory
	put 3/01/19) (7)
2,020	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	N/R	1,434,200
	Nuclear Generation Corporation Project, Refunding Series 2010B, 3.750%, 6/01/33 (Mandatory
	put 6/01/20) (7)
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	N/R	710,000
	Nuclear Generation Project, Refunding Series 2006B, 3.125%, 1/01/34 (7)
20,765	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	N/R	20,142,050
	Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33 (Mandatory put 6/01/22) (7)
4,975	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series	2/23 at 100.00	A+	5,341,110
	2013A-1, 5.000%, 2/15/48
1,240	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien	2/31 at 100.00	A+	1,174,268
	Convertible Series 2013A-3, 0.000%, 2/15/36 (6)
1,130	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	802,300
	Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (Mandatory put 6/03/19) (7)
20,405	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	19,792,850
	Generating Corporation Project, Series 2009A, 4.375%, 6/01/33 (Mandatory put 6/01/22) (7)
20,480	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	19,865,600
	Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory put 6/01/22) (7)
1,610	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	1,143,100
	Generating Corporation Project, Series 2010C, 4.000%, 6/01/33 (Mandatory put 6/03/19) (7)
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System
	Obligated Group Project, Refunding and Improvement Series 2012:
1,095	5.750%, 12/01/32	12/22 at 100.00	BB–	1,155,477
870	6.000%, 12/01/42	12/22 at 100.00	BB–	905,948

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 1,615	Toledo Lucas County Port Authority, Ohio, Revenue Bonds, StoryPoint Waterville Project, Series	1/24 at 104.00	N/R	$ 1,643,440
	2016A-1, 6.125%, 1/15/34, 144A
1,330	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities	3/25 at 100.00	N/R	1,319,427
	Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45
2,000	University of Akron, Ohio, General Receipts Bonds, Federally Taxable Build America Bonds,	1/20 at 100.00	A1	2,059,740
	Series 2010B, 5.000%, 1/01/29 – AGM Insured
447,915	Total Ohio			347,232,998
	Oklahoma – 0.6% (0.4% of Total Investments)
1,350	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue	8/21 at 100.00	N/R	1,539,013
	Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26, 144A
3,500	Grand River Dam Authority, Oklahoma, Revenue Bonds, Series 2010A, 5.250%, 6/01/40	6/20 at 100.00	A1 (4)	3,672,690
	(Pre-refunded 6/01/20)
	Oklahoma City Water Utilities Trust, Oklahoma, Water and Sewer Revenue Bonds, Series 2011:
1,000	5.375%, 7/01/40	7/21 at 100.00	AAA	1,078,710
1,500	5.000%, 7/01/40	7/21 at 100.00	AAA	1,598,010
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project,
	Series 2018B:
5,290	5.500%, 8/15/52	8/28 at 100.00	BB+	5,695,955
3,530	5.500%, 8/15/57	8/28 at 100.00	BB+	3,786,455
2,340	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau,	11/25 at 102.00	BBB–	2,519,478
	Inc. Project, Refunding Series 2017, 5.250%, 11/15/45
18,510	Total Oklahoma			19,890,311
	Oregon – 0.3% (0.2% of Total Investments)
	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South
	Waterfront, Refunding Series 2014A:
1,000	5.400%, 10/01/44	10/24 at 100.00	N/R	1,046,760
800	5.500%, 10/01/49	10/24 at 100.00	N/R	839,408
555	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Series 2011A,	4/21 at 100.00	Aa2	592,274
	5.250%, 4/01/31
3,445	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Series 2011A,	4/21 at 100.00	N/R (4)	3,694,005
	5.250%, 4/01/31 (Pre-refunded 4/01/21)
3,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series	5/19 at 100.00	Aa1 (4)	3,050,490
	2009A, 5.000%, 11/15/33 (Pre-refunded 5/15/19)
8,800	Total Oregon			9,222,937
	Pennsylvania – 8.3% (5.1% of Total Investments)
	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement
	Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
170	6.750%, 11/01/24	11/19 at 100.00	B	173,324
195	6.875%, 5/01/30	11/19 at 100.00	B	197,172
17,570	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health	4/28 at 100.00	A	16,449,561
	Network Obligated Group Issue, Series 2018A, 4.000%, 4/01/44
2,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of	8/19 at 100.00	A+	2,048,580
	Pittsburgh Medical Center, Series 2009A, 5.625%, 8/15/39
3,335	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2010,	12/20 at 100.00	A1	3,487,710
	5.000%, 6/01/40 – AGM Insured
2,540	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/27 at 100.00	Ba1	2,643,429
	Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A
1,245	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds,	No Opt. Call	N/R	883,950
	FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (Mandatory put
	7/01/21) (7)
7,750	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	7,517,500
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47 (Mandatory
	put 4/01/21) (7)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 3,145	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	$ 2,232,950
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41
	(Mandatory put 6/01/20) (7)
13,235	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	12,837,950
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35
	(Mandatory put 7/01/22) (7)
1,240	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	880,400
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35
	(Mandatory put 6/01/20) (7)
10,000	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds,	11/27 at 100.00	A3	10,525,300
	Tower Health Project, Series 2017, 5.000%, 11/01/50
	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane
	Charter School Project, Series 2016:
2,410	5.125%, 3/15/36	3/27 at 100.00	BBB–	2,527,656
6,420	5.125%, 3/15/46	3/27 at 100.00	BBB–	6,656,128
1,580	Chester County Health and Education Facilities Authority, Pennsylvania, Health System Revenue	5/20 at 100.00	AA	1,630,449
	Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40
4,435	Chester County Health and Education Facilities Authority, Pennsylvania, Health System Revenue	5/20 at 100.00	N/R (4)	4,627,701
	Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40 (Pre-refunded 5/15/20)
10,850	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master	6/28 at 100.00	A1	10,684,972
	Settlement, Series 2018, 4.000%, 6/01/39 – AGM Insured
1,000	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social	1/25 at 100.00	BBB+	1,076,730
	Ministries Project, Series 2015, 5.000%, 1/01/29
7,665	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health	6/22 at 100.00	A+	8,122,754
	System Project, Series 2012A, 5.000%, 6/01/42
8,750	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E,	1/20 at 100.00	A2	8,986,862
	5.000%, 1/01/40 – AGM Insured
3,000	Dubois Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Penn Highlands Healthcare,	1/28 at 100.00	A–	3,214,590
	Series 2018, 5.000%, 7/15/48
1,250	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Landis Homes Retirement	7/25 at 100.00	BBB–	1,282,675
	Community Project, Refunding Series 2015A, 5.000%, 7/01/45
1,500	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession,	12/23 at 100.00	A	1,622,670
	Series 2013A, 5.125%, 12/01/47
	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue
	Bonds, New Regional Medical Center Project, Series 2010:
7,970	5.250%, 8/01/33 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (4)	8,394,004
5,295	5.375%, 8/01/38 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (4)	5,587,972
	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds,
	Albert Einstein Healthcare Network Issue, Series 2015A:
10,450	5.250%, 1/15/45	1/25 at 100.00	BB+	11,025,481
1,200	5.250%, 1/15/46	1/25 at 100.00	BB+	1,265,424
11,810	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding	9/25 at 100.00	B2	11,840,942
	Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38
13,500	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Series 2018A,	12/28 at 100.00	Aa3	15,381,090
	5.250%, 12/01/44
6,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Series 2018A-2,	12/28 at 100.00	A1	6,571,800
	5.000%, 12/01/43
3,705	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/45	6/25 at 100.00	A+	3,972,760
11,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C,	6/26 at 100.00	A2	13,152,150
	6.250%, 6/01/33 – AGM Insured
15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2015B-1,	12/25 at 100.00	A3	15,784,200
	5.000%, 12/01/45

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 10,305	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	7/22 at 100.00	Ba1	$ 10,837,562
	Revenue Bonds, Temple University Health System Obligated Group, Series 2012A,
	5.625%, 7/01/42
	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A:
5,000	5.000%, 6/15/35 – AGM Insured	6/20 at 100.00	A2	5,184,100
17,850	5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	A2	18,478,498
7,055	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room	8/20 at 100.00	A2	7,333,531
	Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/35 – AGC Insured
5,180	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax	8/20 at 100.00	A1	5,397,146
	Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured
	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A:
1,125	5.250%, 12/01/31 (Pre-refunded 12/01/21) – AGM Insured	12/21 at 100.00	AA (4)	1,226,284
1,000	5.500%, 12/01/35 (Pre-refunded 12/01/21) – AGM Insured	12/21 at 100.00	AA (4)	1,097,440
5,790	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds,	1/23 at 100.00	BB+	5,673,100
	Series 2012B, 4.000%, 1/01/33
250,520	Total Pennsylvania			258,514,497
	Puerto Rico – 1.2% (0.7% of Total Investments)
7,235	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	1/19 at 100.00	C	6,891,338
	6.000%, 7/01/44
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
2,000	5.250%, 7/01/42	7/22 at 100.00	C	1,855,000
5,000	6.000%, 7/01/47	7/22 at 100.00	C	4,687,500
590	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004J,	1/19 at 100.00	Baa2	590,590
	5.000%, 7/01/29 – NPFG Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
50,000	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	D	10,750,500
86,250	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	D	12,551,100
151,075	Total Puerto Rico			37,326,028
	Rhode Island – 1.1% (0.7% of Total Investments)
1,000	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England	9/23 at 100.00	BB– (4)	1,164,230
	Health System, Series 2013A, 6.000%, 9/01/33 (Pre-refunded 9/01/23)
292,435	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds,	1/19 at 100.00	CCC+	32,931,105
	Series 2007A, 0.000%, 6/01/52
293,435	Total Rhode Island			34,095,335
	South Carolina – 2.8% (1.7% of Total Investments)
7,600	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2,	No Opt. Call	A–	4,722,564
	0.000%, 1/01/31 – AMBAC Insured
3,155	Saint Peters Parish/Jasper County Public Facilities Corporation, South Carolina, Installment	4/21 at 100.00	A2 (4)	3,383,043
	Purchase Revenue Bonds, County Office Building Projects, Series 2011A, 5.250%, 4/01/44
	(Pre-refunded 4/01/21) – AGC Insured
	South Carolina Jobs-Economic Development Authority, Health Facilities Revenue Bonds, Lutheran
	Homes of South Carolina Inc., Refunding Series 2017B:
1,000	5.000%, 5/01/37	5/23 at 104.00	N/R	1,025,040
750	5.000%, 5/01/42	5/23 at 104.00	N/R	764,558
1,250	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health,	8/21 at 100.00	AA (4)	1,392,475
	Refunding Series 2011A, 6.500%, 8/01/39 (Pre-refunded 8/01/21) – AGM Insured
34,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Series	6/25 at 100.00	A–	35,251,540
	2015A, 5.000%, 12/01/50 (UB) (5)
20	South Carolina Public Service Authority, Revenue Obligation Bonds, Santee Cooper Electric	1/19 at 100.00	A2 (4)	20,119
	System, Series 2008A, 5.500%, 1/01/38 (Pre-refunded 1/01/19)
11,170	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	6/25 at 100.00	A2	11,581,168
	Improvement Series 2015A, 5.000%, 12/01/50

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
$ 5,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series	12/24 at 100.00	A2	$ 5,204,350
	2014C, 5.000%, 12/01/46
1,310	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A,	12/23 at 100.00	A2	1,365,478
	5.125%, 12/01/43
10,285	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A,	6/24 at 100.00	A2	10,906,934
	5.500%, 12/01/54
10,250	Spartanburg Regional Health Services District, Inc., Hospital Refunding Revenue Bonds, Series	4/22 at 100.00	A3	10,827,792
	2012A, 5.000%, 4/15/32
85,790	Total South Carolina			86,445,061
	South Dakota – 0.8% (0.5% of Total Investments)
15,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health,	7/27 at 100.00	A1	15,975,300
	Refunding Series 2017, 5.000%, 7/01/46
3,765	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Regional Health,	9/27 at 100.00	A1	4,077,533
	Refunding Series 2017, 5.000%, 9/01/40
	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health,
	Series 2012A:
250	5.000%, 7/01/27	7/21 at 100.00	A1	264,940
4,350	5.000%, 7/01/42	7/21 at 100.00	A1	4,559,583
23,365	Total South Dakota			24,877,356
	Tennessee – 1.0% (0.6% of Total Investments)
12,895	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, Catholic	1/23 at 100.00	BBB+	13,572,632
	Health Initiatives, Series 2013A, 5.250%, 1/01/45
1,850	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger	10/24 at 100.00	Baa2	1,941,538
	Health System, Refunding Series 2014A, 5.000%, 10/01/39
2,645	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board,	7/27 at 100.00	N/R	2,786,296
	Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A,
	5.500%, 7/01/37
3,560	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board,	6/27 at 100.00	N/R	3,350,352
	Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 5.500%,
	6/15/37, 144A
10,000	The Health and Educational Facilities Board of the City of Franklin, Tennessee, Revenue Bonds,	6/27 at 100.00	N/R	10,382,800
	Provision Cares Proton Therapy Center, Nashville Project, Series 2017A, 7.500%, 6/01/47, 144A
30,950	Total Tennessee			32,033,618
	Texas – 12.1% (7.5% of Total Investments)
735	Arlington Higher Education Finance Corporation, Education Revenue Bonds, Wayside Schools,	8/21 at 100.00	BB+	703,807
	Series 2016A, 4.375%, 8/15/36
3,685	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public	3/23 at 103.00	N/R	3,713,559
	Improvement District Phase 1 Project, Series 2015, 7.250%, 9/01/45
3,160	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public	3/23 at 103.00	N/R	3,184,711
	Improvement District Phases 2-3 Major Improvements Project, Series 2015, 8.250%, 9/01/40
5,480	Austin, Texas, Electric Utility System Revenue Bonds, Series 2015A, 5.000%, 11/15/45 (UB) (5)	11/25 at 100.00	Aa3	6,020,931
6,685	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Combined Venue Tax Series 2010,	8/19 at 100.00	A–	6,843,568
	5.500%, 8/15/49 – AGM Insured
2,500	Board of Managers, Joint Guadalupe County-Seguin City Hospital, Texas, Hospital Mortgage	12/25 at 100.00	BB	2,424,150
	Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 12/01/45
2,410	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District	3/23 at 103.00	N/R	2,316,299
	Neighborhood Improvement Area 1 Project, Series 2015, 7.250%, 9/01/45
4,300	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District	3/23 at 103.00	N/R	4,156,122
	Neighborhood Improvement Areas 2-5 Major Improvement Project, Series 2015, 8.250%, 9/01/40
400	Celina, Texas, Special Assessment Revenue Bonds, Wells South Public Improvement District	9/24 at 100.00	N/R	408,756
	Neighborhood Improvement Area 1 Project, Series 2015, 6.250%, 9/01/45

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
$ 1,500	5.750%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa1 (4)	$ 1,608,585
1,700	6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa1 (4)	1,840,896
13,685	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	Baa1	14,667,994
	5.000%, 1/01/45
10,375	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016,	1/26 at 100.00	Baa1	8,865,645
	3.375%, 1/01/41
1,035	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public	No Opt. Call	BBB+	1,055,358
	Schools, Series 2012, 3.750%, 8/15/22
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift
	Education Charter School, Series 2013A:
765	4.350%, 12/01/42	12/22 at 100.00	BBB–	730,866
685	4.400%, 12/01/47	12/22 at 100.00	BBB–	651,538
4,000	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education	6/25 at 100.00	BBB–	4,168,160
	Charter School, Series 2015A, 5.000%, 12/01/45
	Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds, Improvement
	Area 1 Project, Series 2016:
715	5.750%, 9/01/28	9/23 at 103.00	N/R	679,901
770	6.500%, 9/01/46	9/23 at 103.00	N/R	704,812
11,735	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding and Improvement	11/21 at 100.00	A+	12,286,193
	Bonds, Series 2012C, 5.000%, 11/01/45 – AGM Insured
2,520	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2013A,	9/23 at 100.00	N/R	2,789,690
	6.375%, 9/01/42
400	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A,	9/24 at 100.00	BBB–	419,180
	5.250%, 9/01/44
1,255	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc.	11/22 at 100.00	Baa3	1,276,925
	Project, Series 2012A. RMKT, 4.750%, 5/01/38
8,920	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc.	11/22 at 100.00	Baa3	9,062,720
	Project, Series 2012B, 4.750%, 11/01/42
20,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien	10/23 at 100.00	AA	22,022,000
	Series 2013B, 5.250%, 10/01/51
5,470	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender Option	10/23 at 100.00	AA	7,103,287
	Bond Trust 2015-XF0228, 13.326%, 11/01/44, 144A (IF)
10,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Series 2013B,	10/23 at 100.00	AA	10,746,300
	5.000%, 4/01/53 (UB)
4,255	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston	6/25 at 100.00	AA	4,580,465
	Methodist Hospital System, Series 2015, 5.000%, 12/01/45
1,545	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Tender	11/21 at 100.00	Aa2	1,831,072
	Option Bond Trust 2016-XG0054, 10.701%, 11/01/41, 144A (IF) (5)
4,080	Harris County, Texas, General Obligation Toll Road Revenue Bonds, Tender Option Bond Trust	No Opt. Call	AAA	6,812,702
	2015-XF0064, 11.183%, 8/15/32 – AGM Insured, 144A (IF)
6,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding	11/31 at 44.13	A2	1,458,060
	Senior Lien Series 2014A, 0.000%, 11/15/48
6,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series	11/24 at 100.00	A–	6,411,720
	2014A, 5.000%, 11/15/53
14,055	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 55.69	BB	6,141,192
	0.000%, 11/15/34 – NPFG Insured
1,940	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 55.69	Baa2 (4)	912,925
	0.000%, 11/15/34 (Pre-refunded 11/15/24) – NPFG Insured
5,000	Houston Higher Education Finance Corporation, Texas, Education Revenue Bonds, KIPP, Inc.,	8/25 at 100.00	AAA	4,920,600
	Refunding Series 2015, 4.000%, 8/15/44
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment
	Project, Series 2001B:
4,130	0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	A2	3,171,716
4,865	0.000%, 9/01/27 – AMBAC Insured	No Opt. Call	A2	3,553,250

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 4,715	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Refunding Series 2015,	9/24 at 100.00	A–	$ 5,064,287
	5.000%, 9/01/40
17,000	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series 2002A,	No Opt. Call	A2 (4)	21,927,450
	5.750%, 12/01/32 – AGM Insured (ETM)
6,700	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds,	8/21 at 100.00	A+	7,077,746
	Refunding Series 2012A, 5.000%, 8/01/46
3,500	Irving, Texas, Hotel Occupancy Tax Revenue Bonds, Series 2014B, 5.000%, 8/15/43	8/19 at 100.00	BBB+	3,509,380
940	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson	8/25 at 100.00	BBB+	1,008,028
	Memorial Hospital Project, Series 2015, 5.000%, 8/15/30
1,000	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission	5/25 at 100.00	A	1,080,880
	Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/45
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
3,095	5.750%, 12/01/33	12/25 at 100.00	B1	3,189,057
3,125	6.125%, 12/01/38	12/25 at 100.00	B1	3,234,406
	Montgomery County Toll Road Authority, Texas, Toll Road Revenue Bonds, Senior Lien Series 2018:
1,900	5.000%, 9/15/43	9/25 at 100.00	BBB–	2,011,891
1,785	5.000%, 9/15/48	9/25 at 100.00	BBB–	1,884,621
	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue
	Bonds, Legacy at Willow Bend Project, Series 2016:
2,335	5.000%, 11/01/46	11/23 at 103.00	BBB–	2,373,457
6,015	5.000%, 11/01/51	11/23 at 103.00	BBB–	6,094,097
745	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue	1/25 at 100.00	N/R	778,957
	Bonds, Wesleyan Homes, Inc. Project, Series 2014, 5.500%, 1/01/43
210	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue	4/26 at 100.00	Ba2	206,810
	Bonds, CHF-Collegiate Housing Corpus Christi II, L.L.C.-Texas A&M University-Corpus Christi
	Project, Series 2016A, 5.000%, 4/01/48
4,530	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue	4/24 at 100.00	A2	4,538,607
	Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University
	Project, Series 2014A, 4.100%, 4/01/34 – AGM Insured
820	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue	4/26 at 100.00	BBB–	803,871
	Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, L.L.C. – Texas A&M University –
	San Antonio Project, Series 2016A, 5.000%, 4/01/48
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue
	Bonds, CHF-Collegiate Housing Foundation – Stephenville II, L.L.C. – Tarleton State University
	Project, Series 2014A:
1,000	5.000%, 4/01/34	4/24 at 100.00	BBB–	1,044,240
2,200	5.000%, 4/01/39	4/24 at 100.00	BBB–	2,278,980
1,600	5.000%, 4/01/46	4/24 at 100.00	BBB–	1,651,184
5,540	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue	4/24 at 100.00	Baa3	5,639,609
	Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project, Series
	2014A, 5.000%, 4/01/39
3,220	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%,	12/21 at 100.00	A2	3,433,067
	12/15/36 – AGM Insured
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital
	Appreciation Series 2011C:
2,590	0.000%, 9/01/43 (Pre-refunded 9/01/31) (6)	9/31 at 100.00	N/R (4)	2,773,113
3,910	0.000%, 9/01/45 (Pre-refunded 9/01/31) (6)	9/31 at 100.00	N/R (4)	4,589,714
3,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%,	9/21 at 100.00	N/R (4)	3,261,510
	9/01/41 (Pre-refunded 9/01/21) (UB) (5)
6,155	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+	6,585,912
	5.000%, 1/01/40
2,000	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A,	1/25 at 100.00	A	2,158,040
	5.000%, 1/01/38
610	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A,	2/24 at 100.00	Ba2	619,900
	5.125%, 2/01/39

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 1,000	Red River Education Finance Corporation, Texas, Higher Education Revenue Bonds, Saint Edward’s	6/26 at 100.00	Baa2	$ 943,090
	University Project, Series 2016, 4.000%, 6/01/41
2,410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue	11/21 at 100.00	AA–	2,559,661
	Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30
1,870	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue	9/23 at 100.00	A	2,031,325
	Bonds, Hendrick Medical Center, Refunding Series 2013, 5.500%, 9/01/43
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue
	Bonds, Scott & White Healthcare Project, Series 2010:
215	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	227,429
2,675	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	AA– (4)	2,832,076
17,640	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue	5/26 at 100.00	AA–	19,099,711
	Bonds, Scott & White Healthcare Project, Series 2015A, 5.000%, 11/15/45 (UB)
4,300	Texas City Industrial Development Corporation, Texas, Industrial Development Revenue Bonds,	2/25 at 100.00	Baa3	4,122,367
	NRG Energy, Inc. Project, Fixed Rate Series 2012, 4.125%, 12/01/45
4,000	Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds,	9/27 at 100.00	AA+	4,023,240
	Series 2018A, 4.250%, 9/01/43
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,
	Series 2012:
3,635	5.000%, 12/15/22	No Opt. Call	BBB	3,961,750
2,500	5.000%, 12/15/26	12/22 at 100.00	BBB	2,696,350
2,500	5.000%, 12/15/29	12/22 at 100.00	BBB	2,670,300
4,355	5.000%, 12/15/30	12/22 at 100.00	BBB	4,639,556
2,975	5.000%, 12/15/32	12/22 at 100.00	BBB	3,158,766
3,150	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier	8/22 at 100.00	A–	3,326,337
	Refunding Series 2012A, 5.000%, 8/15/41
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier
	Refunding Series 2015B:
11,280	0.000%, 8/15/36	8/24 at 59.60	A–	5,228,618
10,000	0.000%, 8/15/37	8/24 at 56.94	A–	4,414,800
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier
	Refunding Series 2015C:
5,000	5.000%, 8/15/37	8/24 at 100.00	BBB	5,282,150
31,810	5.000%, 8/15/42	8/24 at 100.00	BBB	33,386,504
4,400	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	A–	3,578,168
	2002A, 0.000%, 8/15/25 – AMBAC Insured
1,840	Ysleta Independent School District Public Facility Corporation, Texas, Lease Revenue Refunding	11/18 at 100.00	AA–	1,872,347
	Bonds, Series 2001, 5.375%, 11/15/24 – AMBAC Insured
384,550	Total Texas			379,119,014
	Virginia – 0.7% (0.4% of Total Investments)
	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds,
	Series 2015:
1,200	5.300%, 3/01/35, 144A	3/25 at 100.00	N/R	1,198,620
1,085	5.600%, 3/01/45, 144A	3/25 at 100.00	N/R	1,088,917
11,380	Hampton Roads Transportation Accountability Commission, Virginia, Hampton Roads Transportation	1/28 at 100.00	AA	13,131,268
	Fund Revenue Bonds, Senior Lien Series 2018A, 5.500%, 7/01/57
2,000	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds,	9/27 at 100.00	N/R	2,057,400
	Refunding Series 2018, 5.000%, 9/01/45, 144A
985	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health	7/20 at 100.00	A1	1,017,672
	System Obligated Group, Series 2005B, 5.000%, 7/01/38
15	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health	7/20 at 100.00	A1 (4)	15,705
	System Obligated Group, Series 2005B, 5.000%, 7/01/38 (Pre-refunded 7/01/20)
1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount	7/25 at 100.00	BB+	1,045,050
	University Project, Green Series 2015B, 5.250%, 7/01/35, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$ 2,070	Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue	4/28 at 112.76	N/R	$ 2,348,456
	Bonds, Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018A, 8.375%,
	4/01/41, 144A
19,735	Total Virginia			21,903,088
	Washington – 1.8% (1.1% of Total Investments)
5,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Series	7/25 at 100.00	AA–	5,529,750
	2015A, 5.000%, 7/01/38 (UB) (5)
3,750	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information	6/19 at 100.00	AA	3,813,263
	Services Project, Series 2009, 5.500%, 6/01/39 (UB) (5)
7,500	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 2016-XL0009, 8.269%,	1/19 at 100.00	AAA	7,584,300
	1/01/39 – AGC Insured, 144A (Pre-refunded 1/01/19) (IF) (5)
5,750	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research	1/21 at 100.00	A3	6,037,787
	Center, Series 2011A, 5.625%, 1/01/35
1,250	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services,	10/24 at 100.00	AA–	1,575,863
	Tender Option Bond Trust 2015-XF0148, 13.421%, 10/01/44, 144A (IF) (5)
6,540	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital,	10/22 at 100.00	Aa2	7,014,477
	Series 2012A, 5.000%, 10/01/42
	Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds, Presbyterian
	Retirement Communities Northwest Project, Refunding Series 2016A:
5,450	5.000%, 1/01/46, 144A	1/25 at 102.00	BB+	5,660,534
3,650	5.000%, 1/01/51, 144A	1/25 at 102.00	BB+	3,778,371
21,510	Washington State, General Obligation Bonds, Series 2002C, 0.000%, 6/01/28 – NPFG	No Opt. Call	AA+	15,974,186
	Insured (UB) (5)
60,400	Total Washington			56,968,531
	West Virginia – 1.8% (1.1% of Total Investments)
1,900	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue, University	6/27 at 100.00	N/R	1,928,462
	Town Centre Economic Opportunity Development District, Refunding & Improvement
	Series 2017A, 5.500%, 6/01/37, 144A
10,000	West Virginia Economic Development Authority, State Lottery Revenue Bonds, Series 2010A,	6/20 at 100.00	A1 (4)	10,457,500
	5.000%, 6/15/40 (Pre-refunded 6/15/20)
40,855	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health	6/23 at 100.00	A	44,015,134
	System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
52,755	Total West Virginia			56,401,096
	Wisconsin – 4.3% (2.7% of Total Investments)
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter
	Academy, North Carolina, Series 2016A:
1,750	5.000%, 2/01/36, 144A	2/26 at 100.00	N/R	1,670,480
305	5.125%, 2/01/46, 144A	2/26 at 100.00	N/R	280,859
500	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School	6/24 at 100.00	N/R	482,870
	Bonds, North Carolina, Series 2017A, 5.125%, 6/15/47, 144A
1,480	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science Academy	5/26 at 100.00	N/R	1,381,891
	Project, Series 2016A, 5.125%, 5/01/36, 144A
6,000	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Phoenix Academy Charter	6/24 at 100.00	N/R	5,602,980
	School, North Carolina, Series 2017A, 5.625%, 6/15/37, 144A
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Uwharrie Charter Academy,
	North Carolina, Series 2017A:
1,000	5.500%, 6/15/37, 144A	6/27 at 100.00	N/R	927,930
1,790	5.625%, 6/15/47, 144A	6/27 at 100.00	N/R	1,626,179
35,100	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American	12/27 at 100.00	N/R	39,570,687
	Dream @ Meadowlands Project, Series 2017, 7.000%, 12/01/50, 144A

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 1,700	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center, Senior	10/27 at 100.00	N/R	$ 1,626,985
	Series 2017A, 7.000%, 10/01/47, 144A
	Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc.,
	Series 2017A:
1,830	5.000%, 12/01/27	No Opt. Call	BBB–	1,884,937
1,815	5.200%, 12/01/37	12/27 at 100.00	BBB–	1,866,510
	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School,
	Series 2018A:
4,050	5.000%, 6/15/38, 144A	6/26 at 100.00	BBB–	4,224,312
1,575	5.000%, 6/15/48, 144A	6/26 at 100.00	BBB–	1,631,417
2,500	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project,	5/26 at 100.00	BBB–	2,485,900
	Refunding Series 2016C, 4.050%, 11/01/30, 144A
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, American Baptist Homes	8/24 at 103.00	N/R	1,005,560
	of the Midwest Obligated Group, Refunding Series 2017, 5.000%, 8/01/37
8,460	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care,	7/21 at 100.00	Aa3 (4)	9,082,571
	Inc., Series 2012A, 5.000%, 7/15/25 (Pre-refunded 7/15/21)
2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care,	4/23 at 100.00	Aa3 (4)	2,793,900
	Inc., Series 2013A, 5.125%, 4/15/31 (Pre-refunded 4/15/23)
6,620	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health Inc.	10/22 at 100.00	AA–	6,982,577
	Obligated Group, Series 2012A, 5.000%, 4/01/42
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,
	Series 2012B:
1,485	5.000%, 2/15/40	2/22 at 100.00	A–	1,556,325
3,490	4.500%, 2/15/40	2/22 at 100.00	A–	3,577,634
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc.,
	Series 2012:
11,000	5.000%, 6/01/32	6/22 at 100.00	A3	11,622,600
1,500	5.000%, 6/01/39	6/22 at 100.00	A3	1,568,370
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc.,	5/21 at 100.00	N/R (4)	1,356,612
	Series 2011A, 5.750%, 5/01/35 (Pre-refunded 5/01/21)
1,450	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rocket Education	6/26 at 100.00	N/R	1,476,245
	Obligated Group, Series 2017C, 5.250%, 6/01/40, 144A
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial	7/24 at 100.00	A	1,060,060
	Hospital, Inc., Series 2014A, 5.000%, 7/01/34
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Saint John’s Communities
	Inc., Series 2015B:
550	5.000%, 9/15/37	9/22 at 100.00	BBB–	566,726
1,350	5.000%, 9/15/45	9/22 at 100.00	BBB–	1,386,194
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior	8/23 at 100.00	A	1,057,840
	Living Communities, Refunding Series 2013, 5.000%, 8/15/33
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Woodland Hills Senior
	Housing Project, Series 2014:
2,565	5.000%, 12/01/44	12/22 at 102.00	N/R	2,635,204
1,775	5.250%, 12/01/49	12/22 at 102.00	N/R	1,843,142
16,190	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran,	10/21 at 100.00	A1	17,136,467
	Series 2011A, 5.250%, 10/15/39
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson
	Hollow Project. Series 2014:
1,000	5.375%, 10/01/44	10/22 at 102.00	N/R	1,059,330
1,500	5.500%, 10/01/49	10/22 at 102.00	N/R	1,595,700
127,080	Total Wisconsin			134,626,994

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wyoming – 0.1% (0.1% of Total Investments)
$2,035	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power	7/19 at 100.00	A3	$2,083,291
	Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39
	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center
	Project, Series 2011B:
1,000	5.500%, 12/01/27	12/21 at 100.00	A–	1,056,100
1,000	6.000%, 12/01/36	12/21 at 100.00	A–	1,068,150
4,035	Total Wyoming			4,207,541
$5,778,204	Total Municipal Bonds (cost $4,836,508,113)			5,056,655,179

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$1,224	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	5.500%	7/15/19	N/R	$797,397
344	Las Vegas Monorail Company, Senior Interest Bonds (6), (8), (9)	5.500%	7/15/55	N/R	174,978
$1,568	Total Corporate Bonds (cost $76,646)				972,375
	Total Long-Term Investments (cost $4,836,584,759)				5,057,627,554

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.2% (0.1% of Total Investments)
	MUNICIPAL BONDS – 0.2% (0.1% of Total Investments)
	Florida – 0.2% (0.1% of Total Investments)
$5,000	Miami-Dade County School Board, Florida, Variable Rate Demand Bond Obligations,	No Opt. Call	A2	$5,000,000
	Certificates of Participation, Tender Option Bond Floater 2013-002, 1.830%, 5/01/31, 144A (10)
$5,000	Total Short-Term Investments (cost $5,000,000)			5,000,000
	Total Investments (cost $4,841,584,759) – 161.5%			5,062,627,554
	Floating Rate Obligations – (5.7)%			(179,000,000)
	MuniFund Term Preferred Shares, net of deferred offering costs – (12.9)% (11)			(405,038,488)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (44.9)% (12)			(1,407,720,496)
	Other Assets Less Liabilities – 2.0% (13)			64,101,248
	Net Assets Applicable to Common Shares – 100%			$3,134,969,818

Investments in Derivatives
Interest Rate Swaps – OTC Cleared

Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (14)	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
$79,400,000	Receive	3-Month LIBOR	2.979%	Semi-Annually	10/04/19	10/04/29	$1,925,895	$1,072	$1,924,823	$331,347

NVG	Nuveen AMT-Free Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(8)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.

(10)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(11)	MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 8.0%.
(12)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 27.8%.
(13)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(14)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

LIBOR	London Inter-Bank Offered Rate
UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 164.6% (100.0% of Total Investments)
	MUNICIPAL BONDS – 164.4% (99.9% of Total Investments)
	Alabama – 1.2% (0.7% of Total Investments)
$ 8,585	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds,	9/25 at 100.00	N/R	$ 8,231,298
	University of Mobile Project, Series 2015A, 6.000%, 9/01/45, 144A
8,100	Alabama Special Care Facilities Financing Authority, Birmingham, Hospital Revenue Bonds,	1/19 at 100.00	Aaa	8,685,144
	Daughters of Charity National Health System – Providence Hospital and St. Vincent’s Hospital,
	Series 1995, 5.000%, 11/01/25 (ETM)
5,835	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/46	No Opt. Call	A3	6,555,214
2,375	Selma Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds,	5/20 at 100.00	BBB	2,496,291
	International Paper Company Project, Series 2010A, 5.800%, 5/01/34
24,895	Total Alabama			25,967,947
	Alaska – 0.7% (0.4% of Total Investments)
	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham
	Hydroelectric Project, Refunding Series 2015:
1,000	5.000%, 1/01/31 (Alternative Minimum Tax)	7/25 at 100.00	Baa2	1,063,950
2,950	5.000%, 1/01/33 (Alternative Minimum Tax)	7/25 at 100.00	Baa2	3,115,613
2,900	5.000%, 1/01/34 (Alternative Minimum Tax)	7/25 at 100.00	Baa2	3,054,135
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds,
	Series 2006A:
120	4.625%, 6/01/23	12/18 at 100.00	Ba2	120,024
7,010	5.000%, 6/01/46	12/18 at 100.00	B3	6,842,391
13,980	Total Alaska			14,196,113
	Arizona – 2.7% (1.7% of Total Investments)
1,300	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds,	3/22 at 100.00	A–	1,358,422
	Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30
2,820	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project,	12/24 at 100.00	A2	3,051,409
	Refunding Series 2014A, 5.000%, 12/01/39
2,930	Arizona Industrial Development Authority, Education Revenue Bonds, Legacy Traditional School	7/19 at 101.00	N/R	2,885,874
	Southwest Las Vegas Nevada Campus, Series 2018, 5.250%, 7/01/22, 144A
10,450	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility	7/22 at 100.00	A1	10,995,176
	Project, Refunding Senior Series 2012A, 5.000%, 7/01/30
2,300	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds, Series	7/27 at 100.00	N/R	2,299,701
	2017A, 7.000%, 7/01/41, 144A
3,185	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series	7/25 at 100.00	N/R	3,193,759
	2015, 5.000%, 7/15/39, 144A
4,500	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series	7/20 at 100.00	A+ (4)	4,710,645
	2010A, 5.000%, 7/01/40 (Pre-refunded 7/01/20)
4,360	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy	7/19 at 101.00	N/R	4,243,850
	Traditional Schools East Mesa and Cadence, Nevada Campuses, Series 2017A, 4.000%, 7/01/22, 144A
3,065	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy	7/19 at 101.00	N/R	2,983,348
	Traditional Schools Phoenix/East Mesa and Cadence, Nevada Campuses, Series 2017B, 4.000%,
	7/01/22, 144A
	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project,
	Series 2012:
400	5.000%, 7/01/27 (Alternative Minimum Tax)	7/22 at 100.00	AA+	426,972
950	5.000%, 7/01/32 (Alternative Minimum Tax)	7/22 at 100.00	AA+	1,008,634

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue and
	Refunding Bonds, Edkey Charter Schools Project, Series 2013:
$ 335	6.000%, 7/01/33	7/20 at 102.00	BB–	$ 322,896
365	6.000%, 7/01/43	7/20 at 102.00	BB–	336,691
205	6.000%, 7/01/48	7/20 at 102.00	BB–	186,780
1,390	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey	7/20 at 102.00	BB–	1,352,873
	Charter Schools Project, Series 2014A, 7.375%, 7/01/49
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey
	Charter Schools Project, Series 2016:
1,790	5.375%, 7/01/46	7/26 at 100.00	BB–	1,519,585
2,140	5.500%, 7/01/51	7/26 at 100.00	BB–	1,809,841
595	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San	2/24 at 100.00	N/R	541,694
	Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A
2,060	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San	2/28 at 100.00	N/R	1,928,160
	Tan Montessori School Project, Series 2017, 6.750%, 2/01/50, 144A
865	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster	7/20 at 102.00	BB–	843,211
	Schools ? Pima Project, Series 2014A, 7.250%, 7/01/39
650	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise	6/19 at 100.00	BB+ (4)	665,483
	Education Center Project, Series 2010, 6.100%, 6/01/45 (Pre-refunded 6/01/19)
3,710	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series	7/21 at 100.00	A (4)	4,003,090
	2011, 5.250%, 7/01/41 (Pre-refunded 7/01/21)
7,235	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc.	No Opt. Call	BBB+	8,225,254
	Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
57,600	Total Arizona			58,893,348
	California – 25.7% (15.6% of Total Investments)
1,500	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue	5/20 at 100.00	AA– (4)	1,593,360
	Bonds, Channing House, Series 2010, 6.000%, 5/15/30 (Pre-refunded 5/15/20)
2,000	ABC Unified School District, Los Angeles County, California, General Obligation Bonds, Series	No Opt. Call	Aa3	1,764,220
	2000B, 0.000%, 8/01/23 – FGIC Insured
4,225	Alameda Unified School District, Alameda County, California, General Obligation Bonds, Series	No Opt. Call	AA	3,106,516
	2005B, 0.000%, 8/01/28 – AGM Insured
8,000	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	1/19 at 100.00	A1	8,008,320
	Project, Refunding Series 2007A-1, 4.375%, 3/01/37 – FGIC Insured
535	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A, 5.000%, 3/01/41	3/26 at 100.00	Ba3	550,841
1,900	Blythe Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Redevelopment	11/25 at 100.00	N/R	1,999,560
	Project 1, Refunding Series 2015, 5.000%, 5/01/38
	Calexico Unified School District, Imperial County, California, General Obligation Bonds,
	Series 2005B:
4,070	0.000%, 8/01/32 – FGIC Insured	No Opt. Call	A	2,351,687
6,410	0.000%, 8/01/34 – FGIC Insured	No Opt. Call	A	3,336,341
1,295	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden	12/18 at 100.00	N/R	1,290,442
	Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/36
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los
	Angeles County Securitization Corporation, Series 2006A:
3,280	5.450%, 6/01/28	12/18 at 100.00	B2	3,289,774
13,500	5.600%, 6/01/36	12/18 at 100.00	B2	13,518,225
12,024	5.650%, 6/01/41	12/18 at 100.00	B2	12,038,708
200	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Merced	1/19 at 100.00	Baa1	200,516
	County Tobacco Funding Corporation, Series 2005A, 5.000%, 6/01/26
3,400	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services,	10/19 at 100.00	AA–	3,505,298
	Series 2009B, 5.500%, 10/01/39

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System,
	Series 2013A:
$ 3,840	5.000%, 7/01/33	7/23 at 100.00	AA–	$ 4,194,509
710	5.000%, 7/01/37	7/23 at 100.00	AA–	771,671
825	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Santa Rosa Academy	7/25 at 100.00	BB+	856,969
	Project, Series 2015, 5.375%, 7/01/45, 144A
1,330	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/20 at 100.00	BBB (4)	1,419,070
	Series 2010A, 6.400%, 8/15/45 (Pre-refunded 8/15/20)
10,120	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego	1/19 at 100.00	Baa3	10,240,023
	County Water Authority Desalination Project Pipeline, Series 2012, 5.000%, 11/21/45, 144A
2,000	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep –	6/26 at 100.00	N/R	2,001,160
	Obligated Group, Series 2016, 5.000%, 6/01/51, 144A
2,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California,	3/23 at 100.00	A+	2,159,540
	Various Projects Series 2013A, 5.000%, 3/01/38
1,220	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series	11/19 at 100.00	Aaa	1,276,279
	2009-I, 6.375%, 11/01/34 (Pre-refunded 11/01/19)
1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series	3/20 at 100.00	Aaa	1,577,505
	2010A-1, 5.750%, 3/01/30 (Pre-refunded 3/01/20)
4,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series	10/21 at 100.00	A+	4,853,565
	2011A, 5.125%, 10/01/31
	California State, General Obligation Bonds, Various Purpose Series 2010:
1,000	5.500%, 3/01/40	3/20 at 100.00	AA–	1,043,410
8,500	5.250%, 11/01/40	11/20 at 100.00	AA–	9,008,980
3,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.250%, 10/01/32	10/21 at 100.00	AA–	3,249,750
10,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda	12/24 at 100.00	BB	10,504,700
	University Medical Center, Series 2014A, 5.500%, 12/01/54
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda
	University Medical Center, Series 2016A:
8,905	5.000%, 12/01/36, 144A	6/26 at 100.00	BB–	9,234,307
10,500	5.000%, 12/01/46, 144A	6/26 at 100.00	BB–	10,698,555
24,540	5.250%, 12/01/56, 144A	6/26 at 100.00	BB–	25,375,587
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda
	University Medical Center, Series 2018A:
3,340	5.250%, 12/01/48, 144A	6/28 at 100.00	BB–	3,469,826
7,000	5.500%, 12/01/58, 144A	6/28 at 100.00	BB–	7,361,480
1,030	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes	10/19 at 100.00	BBB+	1,067,224
	of the West, Series 2010, 6.250%, 10/01/39
1,050	California Statewide Communities Development Authority, School Facility Revenue Bonds, Aspire	1/19 at 100.00	N/R (4)	1,057,529
	Public Schools, Series 2010, 6.000%, 7/01/40 (Pre-refunded 1/01/19)
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity	1/19 at 100.00	CC	851,820
	Health System, Series 2005A, 5.500%, 7/01/39
675	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity	1/19 at 100.00	CC	574,877
	Health System, Series 2005H, 5.750%, 7/01/25
2,455	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital	8/19 at 100.00	N/R (4)	2,546,571
	Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)
9,955	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community	No Opt. Call	Baa2	5,884,400
	Facilities District 98-2, Series 2005, 0.000%, 9/01/31 – FGIC Insured
3,000	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Election	8/23 at 100.00	AA	3,296,970
	2012 Series 2013B, 5.000%, 8/01/38
4,000	Coast Community College District, Orange County, California, General Obligation Bonds, Series	No Opt. Call	AA+	3,664,720
	2005, 0.000%, 8/01/22 – NPFG Insured
3,795	Colton Joint Unified School District, San Bernardino County, California, General Obligation	No Opt. Call	A+	1,768,053
	Bonds, Series 2006C, 0.000%, 2/01/37 – FGIC Insured

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 2,935	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage	No Opt. Call	Aaa	$ 3,198,710
	Revenue Bonds, Series 1989, 7.750%, 5/01/22 (Alternative Minimum Tax) (ETM)
1,320	Davis, California, Special Tax Bonds, Community Facilities District 2015-1 Series 2015,	9/25 at 100.00	N/R	1,407,080
	5.000%, 9/01/40
5,000	Escondido Union School District, San Diego County, California, General Obligation Bonds,	8/27 at 100.00	AAA	5,010,750
	Election 2014 Series 2018B, 4.000%, 8/01/47
2,510	Folsom Cordova Unified School District, Sacramento County, California, General Obligation	No Opt. Call	AA–	1,791,613
	Bonds, School Facilities Improvement District 1, Series 2004B, 0.000%, 10/01/28 – NPFG Insured
3,360	Folsom Cordova Unified School District, Sacramento County, California, General Obligation	No Opt. Call	Aa2	2,543,352
	Bonds, School Facilities Improvement District 2, Series 2002A, 0.000%, 7/01/27 – NPFG Insured
3,725	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	No Opt. Call	AA	2,006,844
	Refunding Senior Lien Series 2015A, 0.000%, 1/15/34 – AGM Insured
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
3,000	0.000%, 1/15/26 (5)	No Opt. Call	A–	2,578,500
1,560	5.750%, 1/15/46	1/24 at 100.00	A–	1,745,219
3,560	6.000%, 1/15/49	1/24 at 100.00	A–	4,065,200
4,505	Foothill-De Anza Community College District, Santa Clara County, California, Election of 1999	No Opt. Call	AAA	3,045,785
	General Obligation Bonds, Series A, 0.000%, 8/01/30 – NPFG Insured
2,315	Gateway Unified School District, California, General Obligation Bonds, Series 2004B, 0.000%,	No Opt. Call	A+	1,355,780
	8/01/32 – FGIC Insured
1,000	Gavilan Joint Community College District, Santa Clara and San Benito Counties, California,	8/21 at 100.00	Aa2 (4)	1,102,830
	General Obligation Bonds, Election of 2004 Series 2011D, 5.750%, 8/01/35 (Pre-refunded 8/01/21)
8,495	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	A+	9,149,965
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45
3,170	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	No Opt. Call	AA	2,546,524
	Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/26 – AGM Insured
3,490	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/22 at 100.00	N/R	3,413,499
	Bonds, Series 2018A-1, 5.000%, 6/01/47
28,190	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/22 at 100.00	N/R	27,572,075
	Bonds, Series 2018A-2, 5.000%, 6/01/47
7,150	Grossmont Healthcare District, California, General Obligation Bonds, Series 2011B, 6.125%,	7/21 at 100.00	Aaa	7,935,928
	7/15/40 (Pre-refunded 7/15/21)
3,190	Hillsborough City School District, San Mateo County, California, General Obligation Bonds,	No Opt. Call	AAA	2,450,271
	Series 2006B, 0.000%, 9/01/27
5,000	Huntington Beach Union High School District, Orange County, California, General Obligation	No Opt. Call	Aa2	3,133,350
	Bonds, Series 2005, 0.000%, 8/01/31 – NPFG Insured
2,500	Huntington Beach Union High School District, Orange County, California, General Obligation	No Opt. Call	Aa2	1,494,050
	Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured
14,565	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	AA–	15,976,494
	Airport, Subordinate Lien Series 2018A, 5.000%, 5/15/44 (Alternative Minimum Tax)
2,750	Los Angeles Regional Airports Improvement Corporation, California, Lease Revenue Bonds,	1/22 at 100.00	A	2,834,893
	LAXFUEL Corporation at Los Angeles International Airport, Refunding Series 2012, 4.500%,
	1/01/27 (Alternative Minimum Tax)
540	Madera County, California, Certificates of Participation, Children’s Hospital Central	3/20 at 100.00	AA– (4)	565,234
	California, Series 2010, 5.375%, 3/15/36 (Pre-refunded 3/15/20)
2,000	Martinez Unified School District, Contra Costa County, California, General Obligation Bonds,	8/24 at 100.00	AA	2,355,660
	Series 2011, 5.875%, 8/01/31
1,000	Mendocino-Lake Community College District, Mendocino and Lake Counties, California, General	8/26 at 100.00	AA	1,176,230
	Obligation Bonds, Election 2006, Series 2011B, 5.600%, 8/01/31 – AGM Insured
2,775	Morgan Hill Unified School District, Santa Clara County, California, General Obligation Bonds,	8/27 at 100.00	Aa1	2,813,767
	Election 2012 Series 2017B, 4.000%, 8/01/47

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 2,335	Morongo Band of Mission Indians, Enterprise Revenue Bonds, Series 2018A, 5.000%, 10/01/42, 144A	10/28 at 100.00	N/R	$ 2,375,092
	Mount San Antonio Community College District, Los Angeles County, California, General
	Obligation Bonds, Election of 2008, Series 2013A:
1,030	0.000%, 8/01/28 (5)	2/28 at 100.00	Aa1	980,404
2,320	0.000%, 8/01/43 (5)	8/35 at 100.00	Aa1	1,844,702
5,420	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series	No Opt. Call	A	7,258,085
	2009B, 6.500%, 11/01/39
	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C:
2,700	7.000%, 11/01/34	No Opt. Call	A	3,693,114
2,200	6.500%, 11/01/39	No Opt. Call	A	2,946,086
	North Orange County Community College District, California, General Obligation Bonds, Election
	of 2002 Series 2003B:
7,735	0.000%, 8/01/25 – FGIC Insured	No Opt. Call	AA+	6,428,945
4,180	0.000%, 8/01/26 – FGIC Insured	No Opt. Call	AA+	3,341,743
10,885	Norwalk La Mirada Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	Aa3	8,992,969
	Bonds, Election of 2002 Series 2005B, 0.000%, 8/01/25 – FGIC Insured
3,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009,	11/19 at 100.00	N/R (4)	3,143,940
	6.625%, 11/01/29 (Pre-refunded 11/01/19)
590	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010,	11/20 at 100.00	Ba1 (4)	610,508
	5.250%, 11/01/21 (Pre-refunded 11/01/20)
6,000	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election	No Opt. Call	A2	5,022,000
	of 2004, Series 2007A, 0.000%, 8/01/24 – NPFG Insured
12,210	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital	8/30 at 100.00	A2	13,955,297
	Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/40 (5)
5,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 –	8/29 at 100.00	AA	6,089,850
	AGC Insured (5)
1,750	Paramount Unified School District, Los Angeles County, California, General Obligation Bonds,	No Opt. Call	AA	1,539,562
	Series 2001B, 0.000%, 9/01/23 – AGM Insured
9,315	Perris, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue	No Opt. Call	Aaa	11,214,887
	Bonds, Series 1989A, 7.600%, 1/01/23 (Alternative Minimum Tax) (ETM)
2,500	Petaluma, Sonoma County, California, Wastewater Revenue Bonds, Refunding Series 2011, 5.500%,	5/21 at 100.00	AA (4)	2,717,200
	5/01/32 (Pre-refunded 5/01/21)
3,850	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of	10/25 at 100.00	AA	4,292,288
	Participation, Refunding Series 2011, 6.250%, 10/01/28 – AGM Insured
3,200	Redlands Unified School District, San Bernardino County, California, General Obligation Bonds,	No Opt. Call	AA	2,401,664
	Series 2003, 0.000%, 7/01/27 – AGM Insured
2,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation	6/20 at 100.00	A– (4)	2,138,480
	Bonds, Refunding Series 2010, 6.125%, 6/30/37 (Pre-refunded 6/30/20)
205	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series	6/23 at 100.00	BBB	223,542
	2013A, 5.750%, 6/01/44
2,755	Sacramento City Unified School District, Sacramento County, California, General Obligation	No Opt. Call	Aa3	2,239,953
	Bonds, Series 2007, 0.000%, 7/01/25 – AGM Insured
3,550	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011,	12/21 at 100.00	BB	3,882,883
	7.500%, 12/01/41
165	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1	9/25 at 100.00	N/R	175,478
	Marblehead Coastal, Series 2015, 5.000%, 9/01/40
3,000	San Diego Community College District, California, General Obligation Bonds, Tender Option Bond	8/21 at 100.00	Aaa	3,745,620
	Trust 2016-XG0053, 10.690%, 8/01/41, 144A (IF) (6)
1,830	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds,	8/19 at 100.00	N/R	2,035,948
	Tender Option Bond Trust 2015-XF0098, 15.248%, 8/01/39, 144A (IF)
50,510	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International	5/28 at 100.00	A+	54,884,671
	Airport, Second Series 2018D, 5.000%, 5/01/48 (Alternative Minimum Tax)

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 670	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,	8/19 at 100.00	A– (4)	$ 694,013
	Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39 (Pre-refunded 8/01/19)
2,700	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue	1/25 at 100.00	BBB+	2,894,346
	Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue
	Bonds, Refunding Senior Lien Series 2014A:
6,630	5.000%, 1/15/44	1/25 at 100.00	A–	7,073,149
3,160	5.000%, 1/15/50	1/25 at 100.00	A–	3,360,439
7,205	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue	No Opt. Call	Baa2	6,367,995
	Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured
15,570	San Luis Obispo County Community College District, California, General Obligation Bonds,	8/28 at 100.00	Aa2	15,782,842
	Series 2018B, 4.000%, 8/01/43
10,000	Santa Monica Community College District, Los Angeles County, California, General Obligation	8/28 at 100.00	AA+	10,120,500
	Bonds, 2016 Election Series 2018A, 4.000%, 8/01/47 (WI/DD, Settling 11/02/18)
5,760	San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding	No Opt. Call	AA	1,529,683
	Series 2015, 0.000%, 8/01/45
690	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County,	12/19 at 100.00	A+ (4)	713,515
	California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38 (Pre-refunded 12/01/19)
5,520	Silicon Valley Clean Water, Mateo County, California, Wastewater Revenue Bonds, Series 2018,	2/28 at 100.00	AA	5,596,507
	4.000%, 8/01/42
	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed
	Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A:
7,500	0.000%, 6/01/36	12/18 at 100.00	N/R	2,782,650
37,555	0.000%, 6/01/47	12/18 at 100.00	N/R	6,503,775
1,820	Southwestern Community College District, San Diego County, California, General Obligation	8/27 at 100.00	Aa2	1,835,980
	Bonds, Election of 2016, Series 2017A, 4.000%, 8/01/42
	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed
	Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A:
11,595	5.000%, 6/01/37	12/18 at 100.00	BB+	11,623,872
3,090	5.125%, 6/01/46	12/18 at 100.00	B+	3,097,694
1,800	Walnut Valley Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	Aa1	1,383,660
	Bonds, Election 2000 Series 2003D, 0.000%, 8/01/27 – FGIC Insured
4,005	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series	8/31 at 100.00	AA	3,415,744
	2011B, 0.000%, 8/01/36 – AGM Insured (5)
3,900	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series	8/21 at 100.00	AA (4)	4,282,551
	2011B, 5.625%, 5/01/41 (Pre-refunded 8/01/21) – AGM Insured
3,000	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series	8/21 at 100.00	Aa2 (4)	3,268,530
	2011C, 5.250%, 8/01/47 (Pre-refunded 8/01/21)
596,139	Total California			550,334,817
	Colorado – 6.6% (4.0% of Total Investments)
1,250	Adams County School District 1, Mapleton Public Schools, Colorado, General Obligation Bonds,	12/20 at 100.00	Aa2 (4)	1,353,700
	Series 2010, 6.250%, 12/01/35 (Pre-refunded 12/01/20)
1,500	Anthem West Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2015,	12/25 at 100.00	AA	1,641,960
	5.000%, 12/01/35 – BAM Insured
1,215	Base Village Metropolitan District 2, Colorado, General Obligation Bonds, Refunding Series	12/21 at 103.00	N/R	1,204,369
	2016A, 5.500%, 12/01/36
	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General Obligation and
	Special Revenue Bonds, Refunding & Improvement Series 2017A:
775	6.000%, 12/01/37	12/22 at 103.00	N/R	778,054
2,320	6.125%, 12/01/47	12/22 at 103.00	N/R	2,327,122
685	Canyons Metropolitan District 6, Douglas County, Colorado, Limited Tax General Obligation and	12/22 at 103.00	N/R	658,491
	Special Revenue Bonds, Refunding & Improvement Series 2017A, 6.125%, 12/01/47

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 500	Castle Oaks Metropolitan District 3, Castle Rock, Douglas County, Colorado, General Obligation	12/20 at 103.00	N/R (4)	$ 547,700
	Limited Tax Bonds, Series 2016, 5.500%, 12/01/45 (Pre-refunded 12/01/20)
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &
	Improvement Series 2017:
770	5.000%, 12/01/37, 144A	12/22 at 103.00	N/R	777,284
2,210	5.000%, 12/01/47, 144A	12/22 at 103.00	N/R	2,211,193
625	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding	12/23 at 100.00	BBB	700,219
	Series 2013A, 6.000%, 12/01/38
1,000	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue Bonds,	12/25 at 100.00	N/R	971,670
	Refunding Senior Lien Series 2015A, 5.000%, 6/01/37
1,240	Colorado City Metropolitan District, Oueblo county, Colorado, Water and Wastewater Enterprise	12/19 at 100.00	N/R	1,255,897
	Revenue Bonds, Refunding & Improvement Series 2012, 4.500%, 12/01/34
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle	12/19 at 100.00	AA–	1,016,270
	Charter School, Inc. High School Project, Series 2010, 5.000%, 12/01/29
1,945	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks	1/19 at 100.00	N/R	1,883,324
	Academy, Series 2006A, 5.400%, 5/01/26
9,440	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives,	1/19 at 100.00	BBB+	9,448,590
	Series 2006A, 4.500%, 9/01/38
3,335	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives,	7/19 at 100.00	BBB+	3,410,171
	Series 2009A, 5.500%, 7/01/34
9,335	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives,	1/23 at 100.00	BBB+	9,825,554
	Series 2013A, 5.250%, 1/01/45
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children’s Hospital Colorado	12/23 at 100.00	A+	2,143,280
	Project, Series 2013A, 5.000%, 12/01/36
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Craig Hospital Project, Series	12/22 at 100.00	A	2,000,700
	2012, 4.000%, 12/01/42
3,655	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good	6/25 at 100.00	A–	3,825,762
	Samaritan Society Project, Series 2013A, 5.000%, 6/01/45
585	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good	6/23 at 100.00	BBB	629,220
	Samaritan Society Project, Series 2013, 5.625%, 6/01/43
11,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of	1/20 at 100.00	AA–	11,806,015
	Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40
2,105	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax General	12/23 at 103.00	N/R	2,185,011
	Obligation Bonds, Refunding & Improvement Series 2018, 5.875%, 12/01/46
2,250	Colorado Springs, Colorado, Utilities System Revenue Bonds, Improvement Series 2013B-1,	11/23 at 100.00	AA	2,477,655
	5.000%, 11/15/38
20	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/19 at 100.00	AA	20,182
	Revenue Bonds, Series 2009A, 5.000%, 3/01/34
	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System
	Revenue Bonds, Series 2009A:
1,175	5.000%, 3/01/34 (Pre-refunded 3/01/19)	3/19 at 100.00	N/R (4)	1,186,903
5	5.000%, 3/01/34 (Pre-refunded 3/01/19)	3/19 at 100.00	N/R (4)	5,051
1,945	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Refunding Series 2015, 5.000%,	8/25 at 100.00	AA	2,137,283
	8/01/36 – BAM Insured
1,000	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding	12/20 at 100.00	BBB+	1,017,350
	Series 2010, 5.375%, 12/01/40
500	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series	12/20 at 103.00	N/R	520,530
	2006, 5.250%, 12/01/30
2,200	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	AA–	2,379,982
3,870	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B,	11/23 at 100.00	A+	4,208,470
	5.000%, 11/15/43

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado Urban
	Redevelopment Area, Series 2018A:
$ 1,310	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	$ 1,301,682
835	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	819,310
10,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series	No Opt. Call	A	3,819,900
	2010A, 0.000%, 9/01/41
8,845	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/26 –	No Opt. Call	A	6,803,220
	NPFG Insured
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
7,550	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	5,016,748
11,100	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A	6,711,504
10,000	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	5,782,400
8,135	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/28 –	9/20 at 63.98	A	4,918,421
	NPFG Insured
	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds,
	Series 2015:
475	5.500%, 12/01/30	12/22 at 100.00	N/R	503,030
180	5.250%, 12/01/34	12/22 at 100.00	N/R	187,081
500	Erie Highlands Metropolitan District No. 1 (In the Town of Erie), Weld County, Colorado,	12/20 at 103.00	N/R	501,280
	General Obligation Limited Tax Bonds, Series 2015A, 5.750%, 12/01/45
968	Flatiron Meadows Metropolitan District, Boulder County, Colorado, General Obligation Limited	12/21 at 103.00	N/R	911,072
	Tax Bonds, Series 2016, 5.125%, 12/01/46
	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
1,125	5.750%, 12/01/30	12/24 at 100.00	N/R	1,138,736
1,000	6.000%, 12/01/38	12/24 at 100.00	N/R	1,003,470
770	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado, General	12/21 at 100.00	N/R	747,354
	Obligation Bonds, Series 2016A, 5.000%, 12/01/46
	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A:
1,590	5.250%, 12/01/36	12/21 at 103.00	N/R	1,484,329
6,130	5.375%, 12/01/46	12/21 at 103.00	N/R	5,643,646
1,000	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding Bonds,	12/21 at 100.00	A	1,061,130
	Series 2011A, 5.000%, 12/01/41
825	North Range Metropolitan District No. 2 , In the City of Commerce City, Adams County, Colorado,	12/22 at 103.00	N/R	806,726
	Limited Tax General Obligation and Special Revenue and Improvement Bonds, Refunding Series
	2017A, 5.750%, 12/01/47
1,870	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue	12/25 at 100.00	N/R	1,973,635
	Bonds, Refunding Series 2015A, 5.000%, 12/01/45
3,015	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue	12/20 at 100.00	AA (4)	3,257,527
	Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured
500	Parker Automotive Metropolitan District (In the Town of Parker, Colorado), General Obligation	12/26 at 100.00	N/R	451,975
	Bonds, Refunding Series 2016, 5.000%, 12/01/45
1,590	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A,	6/20 at 100.00	Aa3	1,661,391
	5.375%, 6/01/31
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private
	Activity Bonds, Series 2010:
4,355	6.000%, 1/15/34	7/20 at 100.00	BBB+	4,507,599
2,365	6.000%, 1/15/41	7/20 at 100.00	BBB+	2,445,103
1,034	Reserve Metropolitan District 2, Mount Crested Butte, Colorado, Limited Tax General Obligation	12/26 at 100.00	N/R	1,008,491
	Bonds, Refunding Series 2016A, 5.000%, 12/01/45
525	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation Bonds,	12/21 at 103.00	N/R	529,016
	Limited Tax Series 2016A, 5.500%, 12/01/46
650	Thompson Crossing Metropolitan District No. 6 in the Town of Johnstown, Larimer County,	12/20 at 103.00	N/R	649,961
	Colorado, General Obligation Limited Tax Bonds Series 2015A, 6.000%, 12/01/44

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 55	Water Valley Metropolitan District 1, Colorado, General Obligation Bonds, Refunding Series	12/26 at 100.00	N/R	$ 56,306
	2016, 5.250%, 12/01/40
105	Water Valley Metropolitan District 2, Windsor, Colorado, General Obligation Bonds, Refunding	12/26 at 100.00	N/R	109,847
	Series 2016, 5.250%, 12/01/40
162,357	Total Colorado			142,366,852
	Connecticut – 0.1% (0.0% of Total Investments)
1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare,	7/21 at 100.00	A	1,565,235
	Series 2011A, 5.000%, 7/01/41
	District of Columbia – 0.7% (0.4% of Total Investments)
3,390	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles	4/22 at 100.00	BBB+	3,538,855
	Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A,
	5.000%, 10/01/53
10,935	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding	10/27 at 100.00	AA–	11,832,982
	Series 2017, 5.000%, 10/01/47 (Alternative Minimum Tax)
14,325	Total District of Columbia			15,371,837
	Florida – 4.1% (2.5% of Total Investments)
1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter	9/20 at 100.00	BBB	1,289,613
	Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40
	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter
	Academy, Inc. Project, Series 2013A:
1,005	5.000%, 9/01/43	9/23 at 100.00	BBB	1,024,788
865	5.000%, 9/01/45	9/23 at 100.00	BBB	881,279
635	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Series	11/27 at 100.00	N/R	644,963
	2016A, 5.375%, 11/01/36
400	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Series	No Opt. Call	N/R	397,968
	2016B, 5.625%, 11/01/35
665	Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue	5/26 at 100.00	N/R	657,186
	Bonds, Series 2016, 4.700%, 5/01/36
2,115	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Health	4/19 at 100.00	A2 (4)	2,159,013
	First, Inc. Project, Series 2009B, 7.000%, 4/01/39 (Pre-refunded 4/01/19)
3,430	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000, 7.500%,	1/19 at 100.00	Caa1	3,430,755
	11/01/20 (Alternative Minimum Tax)
5,005	Broward County, Florida, Airport System Revenue Bonds, Refunding Series 2009O, 5.375%, 10/01/29	10/19 at 100.00	A+	5,149,745
1,480	Broward County, Florida, Fuel System Revenue Bonds, Fort Lauderdale Fuel Facilities LLC	4/23 at 100.00	AA	1,571,893
	Project, Series 2013A, 5.000%, 4/01/33 – AGM Insured (Alternative Minimum Tax)
4,390	Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, The Gardens Apartments	7/25 at 100.00	A–	4,421,871
	Project, Series 2015A, 5.000%, 7/04/50
	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds,
	Area 1 Project, Series 2016A-1:
125	5.250%, 11/01/37	11/28 at 100.00	N/R	126,064
160	5.600%, 11/01/46	11/28 at 100.00	N/R	163,227
290	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds,	No Opt. Call	N/R	295,577
	Area 1 Project, Series 2016A-2, 5.625%, 11/01/35
	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015:
555	5.250%, 5/01/35	5/26 at 100.00	N/R	559,446
615	5.300%, 5/01/36	5/26 at 100.00	N/R	619,914
955	5.500%, 5/01/45	5/26 at 100.00	N/R	957,321
1,305	5.500%, 5/01/46	5/26 at 100.00	N/R	1,307,375
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral
	Charter Upper School Project, Series 2017C:
1,115	5.650%, 7/01/37, 144A	7/27 at 101.00	N/R	1,057,065
3,385	5.750%, 7/01/47, 144A	7/27 at 101.00	N/R	3,156,005

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter
	Foundation Inc. Projects, Series 2016A:
$ 1,015	6.250%, 6/15/36, 144A	6/26 at 100.00	N/R	$ 1,063,720
1,420	4.750%, 7/15/36, 144A	7/26 at 100.00	N/R	1,324,704
2,575	6.375%, 6/15/46, 144A	6/26 at 100.00	N/R	2,700,454
1,465	5.000%, 7/15/46, 144A	7/26 at 100.00	N/R	1,353,499
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Pepin Academies
	Inc., Series 2016A:
1,000	5.000%, 7/01/36	7/26 at 100.00	N/R	914,300
6,785	5.125%, 7/01/46	7/26 at 100.00	N/R	6,021,077
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance
	Charter School Income Projects, Series 2015A:
900	6.000%, 6/15/35, 144A	6/25 at 100.00	N/R	929,682
560	6.125%, 6/15/46, 144A	6/25 at 100.00	N/R	570,153
1,100	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern	4/21 at 100.00	A–	1,184,722
	University, Refunding Series 2011, 6.375%, 4/01/31
3,310	Florida, Development Finance Corporation, Surface Transportation Facility Revenue Bonds,	1/19 at 105.00	N/R	3,425,453
	Brightline Passenger Rail Project – South Segment, Series 2017, 0.000%, 1/01/47 (Alternative
	Minimum Tax), 144A
320	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special	5/26 at 100.00	N/R	313,667
	Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 4.750%, 5/01/36
5,000	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,	10/27 at 100.00	A+	5,367,750
	Priority Subordinated Series 2017, 5.000%, 10/01/47 (Alternative Minimum Tax)
1,750	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport,	10/24 at 100.00	A+	1,862,140
	Subordinate Lien Series 2015B, 5.000%, 10/01/40 (Alternative Minimum Tax)
4,695	Hillsborough County Aviation Authority, Florida, Tampa International Airport Customer Facility	10/24 at 100.00	A	5,024,119
	Charge Revenue Bonds, Series 2015A, 5.000%, 10/01/44
2,490	Miami-Dade County, Florida, Special Obligation Bonds, Refunding Subordinate Series 2012B,	10/22 at 100.00	A+	2,672,542
	5.000%, 10/01/37
7,045	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A,	10/22 at 100.00	Aa3	7,556,115
	5.000%, 10/01/42
2,140	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement	8/26 at 100.00	N/R	2,250,938
	Bonds, Development Unit 53, Series 2015, 5.350%, 8/01/35
2,185	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health,	4/22 at 100.00	A+	2,305,393
	Inc., Series 2012A, 5.000%, 10/01/42
2,335	Orlando, Florida, Capital Improvement Special Revenue Bonds, Series 2014B, 5.000%, 10/01/46	10/24 at 100.00	AA+	2,584,962
85	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of	6/22 at 102.00	N/R	95,481
	Boca Raton Project, Series 2014A, 7.250%, 6/01/34
545	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3	11/26 at 100.00	N/R	532,160
	Project, Series 2016, 5.000%, 11/01/46
	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds,
	Assessment Area 2, Series 2016:
160	4.750%, 11/01/28	11/27 at 100.00	N/R	159,496
265	5.375%, 11/01/36	11/27 at 100.00	N/R	265,655
375	South Village Community Development District, Clay County, Florida, Capital Improvement	5/26 at 100.00	BBB	354,660
	Revenue Bonds, Refunding Series 2016A1, 3.625%, 5/01/35
	South Village Community Development District, Clay County, Florida, Capital Improvement
	Revenue Bonds, Refunding Series 2016A2:
140	4.350%, 5/01/26	No Opt. Call	N/R	139,626
100	4.875%, 5/01/35	5/26 at 100.00	N/R	98,939
1,350	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central	1/24 at 100.00	A–	1,436,346
	Florida Health Alliance Projects, Series 2014A, 5.125%, 7/01/34
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A,	5/22 at 100.00	Aa2	3,548,523
	5.000%, 11/15/33

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 200	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/19 at 100.00	N/R	$ 194,460
	Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (5)
85	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	69,171
	Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (5)
110	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series	1/19 at 100.00	N/R	1
	2007-3, 6.650%, 5/01/40 (7)
10	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing	1/19 at 100.00	N/R	9,561
	Parcel Series 2007-1. RMKT, 6.650%, 5/01/40
295	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	1/19 at 100.00	N/R	234,950
	2015-1, 0.000%, 5/01/40 (7)
180	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	1/19 at 100.00	N/R	117,949
	2015-2, 0.000%, 5/01/40 (7)
195	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	1/19 at 100.00	N/R	2
	2015-3, 6.610%, 5/01/40 (7)
300	Union Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series	11/27 at 100.00	N/R	302,448
	2016A-1, 5.375%, 11/01/37
35	Union Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series	No Opt. Call	N/R	34,662
	2016A-2, 5.625%, 11/01/35
85,565	Total Florida			86,890,548
	Georgia – 2.4% (1.5% of Total Investments)
2,725	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium Project,	7/25 at 100.00	Aa3	3,024,941
	Senior Lien Series 2015A-1, 5.250%, 7/01/40
15,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2010C, 5.250%, 1/01/30	1/21 at 100.00	Aa3	15,872,850
980	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.250%,	11/19 at 100.00	AA (4)	1,011,879
	11/01/34 (Pre-refunded 11/01/19) – AGM Insured
520	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.250%,	11/19 at 100.00	AA	535,402
	11/01/34 – AGM Insured
4,400	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 –	No Opt. Call	Aa2	4,806,164
	FGIC Insured
3,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb	9/20 at 100.00	N/R (4)	3,470,870
	Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30 (Pre-refunded 9/01/20)
590	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates,	2/20 at 100.00	A	608,762
	Northeast Georgia Health Services Inc., Series 2010A, 5.000%, 2/15/30
1,910	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates,	2/20 at 100.00	N/R (4)	1,977,881
	Northeast Georgia Health Services Inc., Series 2010A, 5.000%, 2/15/30 (Pre-refunded 2/15/20)
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates,
	Northeast Georgia Health Services Inc., Series 2010B:
475	5.250%, 2/15/37	2/20 at 100.00	AA–	490,314
1,180	5.125%, 2/15/40	2/20 at 100.00	AA–	1,213,618
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates,
	Northeast Georgia Health Services Inc., Series 2010B:
1,525	5.250%, 2/15/37 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (4)	1,584,002
3,820	5.125%, 2/15/40 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (4)	3,961,798
4,650	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1993B, 5.700%,	No Opt. Call	A1 (4)	4,678,365
	1/01/19 – FGIC Insured (ETM)
4,010	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2015A,	7/25 at 100.00	A	4,073,318
	5.000%, 7/01/60
840	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for Classical	6/27 at 100.00	N/R	845,191
	Education, Series 2017, 5.875%, 6/15/47, 144A
3,000	Marietta Development Authority, Georgia, University Facilities Revenue Bonds, Life University,	11/27 at 100.00	Ba3	3,092,070
	Inc. Project, Refunding Series 2017A, 5.000%, 11/01/47, 144A
48,875	Total Georgia			51,247,425

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Guam – 0.2% (0.1% of Total Investments)
$ 4,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010,	7/20 at 100.00	A– (4)	$ 4,218,400
	5.500%, 7/01/30 (Pre-refunded 7/01/20)
810	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013,	7/23 at 100.00	A–	855,886
	5.500%, 7/01/43
4,810	Total Guam			5,074,286
	Hawaii – 0.3% (0.2% of Total Investments)
1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health	7/20 at 100.00	AA– (4)	1,054,940
	Obligated Group, Series 2010A, 5.500%, 7/01/40 (Pre-refunded 7/01/20)
3,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health	7/23 at 100.00	AA–	3,276,210
	Obligated Group, Series 2013A, 5.500%, 7/01/43
1,175	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	1,221,271
	University, Series 2013A, 6.625%, 7/01/33
5,175	Total Hawaii			5,552,421
	Idaho – 0.1% (0.1% of Total Investments)
1,175	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding	9/26 at 100.00	BB+	1,214,903
	Series 2016, 5.000%, 9/01/37
595	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights	9/22 at 100.00	A3	641,089
	Mitigation Series 2012A, 5.000%, 9/01/32
1,770	Total Idaho			1,855,992
	Illinois – 30.8% (18.7% of Total Investments)
50,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series	4/27 at 100.00	A	57,140,500
	2016, 6.000%, 4/01/46
1,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series	12/21 at 100.00	BB–	1,016,350
	2011A, 5.500%, 12/01/39
8,400	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding	12/27 at 100.00	B+	9,834,636
	Series 2017B, 7.000%, 12/01/42, 144A
8,455	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding	12/27 at 100.00	B+	8,540,734
	Series 2017H, 5.000%, 12/01/36
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,
	Series 2016A:
1,800	7.000%, 12/01/26	12/25 at 100.00	B+	2,104,650
51,780	7.000%, 12/01/44	12/25 at 100.00	B+	58,680,203
6,210	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/27 at 100.00	B+	7,250,548
	2017A, 7.000%, 12/01/46, 144A
450	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%,	No Opt. Call	Baa2	317,327
	12/01/26 – NPFG Insured
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax
	Revenues, Series 1998B-1:
1,715	0.000%, 12/01/26 – NPFG Insured	No Opt. Call	Baa2	1,209,367
1,765	0.000%, 12/01/30 – NPFG Insured	No Opt. Call	Baa2	1,004,585
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax
	Revenues, Series 1999A:
2,585	0.000%, 12/01/27 – NPFG Insured	No Opt. Call	Baa2	1,730,296
8,565	0.000%, 12/01/31 – FGIC Insured	No Opt. Call	Baa2	4,623,130
4,300	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011,	12/21 at 100.00	AA	4,517,838
	5.250%, 12/01/40
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
25,755	0.000%, 1/01/29 – NPFG Insured	No Opt. Call	BBB+	16,400,526
8,765	0.000%, 1/01/34 – FGIC Insured	No Opt. Call	BBB+	4,238,053
17,310	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	BBB+	7,083,771
670	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series 2002B,	1/25 at 100.00	BBB+	716,826
	5.500%, 1/01/31

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 2,695	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A, 5.000%, 1/01/35	1/24 at 100.00	BBB+	$ 2,767,549
27,095	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB+	30,117,989
2,000	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D, 5.500%, 1/01/40	1/25 at 100.00	BBB+	2,101,000
	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C:
1,450	5.000%, 1/01/34	1/19 at 100.00	BBB+	1,452,509
590	5.000%, 1/01/40	1/19 at 100.00	BBB+	590,791
4,930	Chicago, Illinois, General Obligation Bonds, Project Series 2011A, 5.250%, 1/01/35	1/21 at 100.00	BBB+	5,018,346
550	Chicago, Illinois, General Obligation Bonds, Project Series 2012A, 5.000%, 1/01/34	1/22 at 100.00	BBB+	560,753
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2007E:
10,115	5.500%, 1/01/35	1/25 at 100.00	BBB+	10,698,130
5,890	5.500%, 1/01/42	1/25 at 100.00	BBB+	6,180,966
275	Chicago, Illinois, General Obligation Bonds, Refunding Series 2008A, 5.250%, 1/01/37 –	12/18 at 100.00	BBB+	275,294
	FGIC Insured
765	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/35	1/26 at 100.00	BBB+	791,469
1,610	Chicago, Illinois, General Obligation Bonds, Series 1999, 0.000%, 1/01/30 – AGM Insured	No Opt. Call	AA	994,739
	Chicago, Illinois, General Obligation Bonds, Series 2015A:
1,000	5.500%, 1/01/35	1/25 at 100.00	BBB+	1,057,650
9,800	5.500%, 1/01/39	1/25 at 100.00	BBB+	10,300,290
5,630	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.250%, 1/01/38	1/22 at 100.00	N/R (4)	6,139,233
	(Pre-refunded 1/01/22)
3,095	Cook County Forest Preserve District, Illinois, General Obligation Bonds, Personal Property	6/22 at 100.00	AA–	3,197,135
	Replacement Tax Alternate Source, Series 2012C, 5.000%, 12/15/37 – AGM Insured
25,375	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA–	26,412,584
800	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont	12/25 at 100.00	N/R	805,752
	School Project, Series 2015A, 5.500%, 12/01/30, 144A
	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network,
	Refunding and Improvement Series 2011A:
1,455	6.875%, 10/01/31	10/21 at 100.00	BB+	1,528,841
2,535	7.125%, 10/01/41	10/21 at 100.00	BB+	2,656,148
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%,	11/19 at 100.00	AA+ (4)	1,550,970
	11/01/39 (Pre-refunded 11/01/19)
1,000	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%,	11/19 at 100.00	AA+ (4)	1,031,530
	11/01/39 (Pre-refunded 11/01/19)
2,675	Illinois Finance Authority, Revenue Bonds, Columbia College Chicago, Series 2015A,	12/25 at 100.00	BBB+	2,717,934
	5.000%, 12/01/37
5,220	Illinois Finance Authority, Revenue Bonds, DePaul University, Series 2011A, 5.750%, 10/01/27	4/21 at 100.00	A (4)	5,645,534
	(Pre-refunded 4/01/21)
845	Illinois Finance Authority, Revenue Bonds, Illinois Wesleyan University, Refunding Series	9/26 at 100.00	A–	879,932
	2016, 5.000%, 9/01/46
5,015	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 5.000%, 5/15/43	5/22 at 100.00	Baa2	5,170,415
20,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Series 2017A,	1/28 at 100.00	AA+	21,750,800
	5.000%, 7/15/42
630	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A,	5/20 at 100.00	A	655,843
	6.000%, 5/15/39
2,030	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A,	5/20 at 100.00	N/R (4)	2,145,548
	6.000%, 5/15/39 (Pre-refunded 5/15/20)
5	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	N/R (4)	5,221
	(Pre-refunded 8/15/19)
495	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	N/R (4)	516,909
	(Pre-refunded 8/15/19)

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A:
$ 415	5.500%, 7/01/28	7/23 at 100.00	A–	$ 454,334
905	6.000%, 7/01/43	7/23 at 100.00	A–	981,663
100	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care Corporation, Refunding	5/19 at 100.00	N/R (4)	102,226
	Series 2009, 6.125%, 5/15/25 (Pre-refunded 5/15/19)
	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care Corporation, Refunding
	Series 2009:
90	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (4)	92,003
2,810	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	AA+ (4)	2,872,551
1,665	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group,	5/19 at 100.00	Aaa	1,703,828
	Series 2009C, 6.625%, 11/01/39 (Pre-refunded 5/01/19)
1,050	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,	8/25 at 100.00	Baa1	1,099,718
	Refunding Series 2015C, 5.000%, 8/15/44
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,
	Series 2009:
7,000	6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	7,264,530
2,000	7.000%, 8/15/44 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	2,076,880
500	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc.,	3/20 at 100.00	AA (4)	520,275
	Series 2005 Remarketed, 5.250%, 3/01/30 (Pre-refunded 3/01/20) – AGM Insured
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series	2/21 at 100.00	AA– (4)	2,679,975
	2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21) (UB) (6)
4,125	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A,	10/21 at 100.00	AA+	4,340,490
	5.000%, 10/01/51
3,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2015A,	10/25 at 100.00	AA–	3,258,780
	5.000%, 10/01/46 (UB) (6)
	Illinois State, General Obligation Bonds, April Series 2014:
6,165	5.000%, 4/01/38	4/24 at 100.00	BBB	6,214,135
5,000	5.000%, 4/01/39	4/24 at 100.00	BBB	5,035,100
	Illinois State, General Obligation Bonds, February Series 2014:
2,010	5.250%, 2/01/30	2/24 at 100.00	BBB	2,089,134
3,435	5.250%, 2/01/33	2/24 at 100.00	BBB	3,541,004
3,745	5.250%, 2/01/34	2/24 at 100.00	BBB	3,853,568
6,000	5.000%, 2/01/39	2/24 at 100.00	BBB	6,040,800
8,565	Illinois State, General Obligation Bonds, June Series 2016, 5.000%, 6/01/26	No Opt. Call	BBB	8,909,741
	Illinois State, General Obligation Bonds, November Series 2016:
3,100	5.000%, 11/01/35	11/26 at 100.00	BBB	3,144,888
3,000	5.000%, 11/01/37	11/26 at 100.00	BBB	3,033,510
2,400	5.000%, 11/01/40	11/26 at 100.00	BBB	2,414,136
5,795	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/28	11/27 at 100.00	BBB	5,977,137
4,900	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/26	No Opt. Call	BBB	5,095,853
27,215	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	BBB	28,474,782
7,250	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	AA–	7,751,773
	5.000%, 1/01/38
2,755	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A,	7/25 at 100.00	AA–	2,996,889
	5.000%, 1/01/40
560	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust	1/23 at 100.00	AA–	715,131
	2015-XF0051, 13.175%, 1/01/38, 144A (IF)
2,500	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation Bonds,	No Opt. Call	Aa2	2,142,575
	Series 2006, 0.000%, 12/01/23 – NPFG Insured
9,795	Lake, Cook, Kane and McHenry Counties Community Unit School District 220, Barrington,	No Opt. Call	A2	10,112,064
	Illinois, General Obligation Bonds, Series 2002, 5.250%, 12/01/19 – AGM Insured (UB)
	Mc Henry and Lake Counties Community Consolidated School District 26, Cary, Illinois, General
	Obligation Bonds, Series 2011B:
1,160	6.250%, 2/01/21 (Pre-refunded 2/01/20) – AGM Insured	2/20 at 100.00	Aa3 (4)	1,219,206
85	6.250%, 2/01/21 (Pre-refunded 2/01/20) – AGM Insured	2/20 at 100.00	Aa3 (4)	89,338

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 570	McHenry and Kane Counties Community Consolidated School District 158, Huntley, Illinois,	No Opt. Call	N/R	$ 535,686
	General Obligation Bonds, Series 2003, 0.000%, 1/01/21 – NPFG Insured
745	McHenry and Kane Counties Community Consolidated School District 158, Huntley, Illinois,	No Opt. Call	N/R (4)	708,272
	General Obligation Bonds, Series 2003, 0.000%, 1/01/21 (ETM)
930	McHenry and Lake Counties Community Consolidated School District 26, Cary, Illinois, General	2/20 at 100.00	Aa3 (4)	974,621
	Obligation Bonds, Series 2011A, 6.000%, 2/01/24 (Pre-refunded 2/01/20) – AGM Insured
	McHenry and Lake Counties Community Consolidated School District 26, Cary, Illinois, General
	Obligation Bonds, Series 2011A:
70	6.000%, 2/01/24 (Pre-refunded 2/01/20) – AGM Insured	2/20 at 100.00	Aa3 (4)	73,359
960	6.000%, 2/01/25 (Pre-refunded 2/01/20) – AGM Insured	2/20 at 100.00	Aa3 (4)	1,006,061
70	6.000%, 2/01/25 (Pre-refunded 2/01/20) – AGM Insured	2/20 at 100.00	Aa3 (4)	73,359
13,785	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds,	6/22 at 100.00	BBB–	14,016,726
	Refunding Series 2012A, 5.000%, 6/15/42 – NPFG Insured
2,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds,	6/22 at 100.00	BBB–	2,533,700
	Refunding Series 2012B, 5.000%, 6/15/52
5,400	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds,	12/25 at 100.00	BB+	5,549,418
	Refunding Series 2015B, 5.000%, 6/15/52
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds,
	Series 2015A:
23,110	0.000%, 12/15/52	No Opt. Call	BBB–	3,702,222
2,455	5.000%, 6/15/53	12/25 at 100.00	BB+	2,521,408
6,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds,	12/27 at 100.00	BB+	6,176,820
	Series 2017A, 5.000%, 6/15/57
9,080	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	6/20 at 100.00	BB+	9,157,634
	Refunding Bonds, Series 2010A, 5.500%, 6/15/50
2,920	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	6/20 at 100.00	N/R	3,074,322
	Refunding Bonds, Series 2010A, 5.500%, 6/15/50
45,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion	No Opt. Call	AA	13,567,050
	Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/43 – AGM Insured
2,680	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion	No Opt. Call	Baa2	2,936,476
	Project, Refunding Series 1998A, 5.500%, 6/15/29 – NPFG Insured
145	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion	6/25 at 100.00	Baa2 (4)	168,603
	Project, Refunding Series 1998A, 5.500%, 6/15/29 (Pre-refunded 6/15/25) – NPFG Insured
1,040	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion	No Opt. Call	BB+	1,047,394
	Project, Refunding Series 2002B, 5.550%, 6/15/21
10,960	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion	6/20 at 100.00	BBB–	11,011,622
	Project, Refunding Series 2010B-2, 5.250%, 6/15/50
1,165	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion	No Opt. Call	Baa2	1,062,969
	Project, Series 1993A, 0.000%, 6/15/21 – FGIC Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Series 2002A:
7,305	5.700%, 6/15/24	No Opt. Call	BB+	7,957,848
2,195	5.700%, 6/15/24 (Pre-refunded 6/15/22)	6/22 at 101.00	N/R (4)	2,472,909
8,400	0.000%, 12/15/30 – NPFG Insured	No Opt. Call	Baa2	4,761,036
7,940	0.000%, 6/15/33 – NPFG Insured	No Opt. Call	Baa2	3,895,840
450	0.000%, 12/15/34 – NPFG Insured	No Opt. Call	Baa2	203,634
12,500	0.000%, 6/15/35 – NPFG Insured	No Opt. Call	Baa2	5,474,500
10,620	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	Baa2	4,537,076
11,505	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	Baa2	4,635,825
65,000	0.000%, 12/15/38 – NPFG Insured	No Opt. Call	Baa2	23,367,500
38,040	0.000%, 6/15/40 – NPFG Insured	No Opt. Call	Baa2	12,512,117
3,720	0.000%, 6/15/41 – NPFG Insured	No Opt. Call	Baa2	1,159,673
	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana
	College, Series 2012:
480	5.000%, 10/01/25	10/22 at 100.00	Baa1	520,733
400	5.000%, 10/01/26	10/22 at 100.00	Baa1	432,244

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 780	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series	No Opt. Call	A	$ 832,260
	2010, 5.250%, 6/01/21
1,860	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	AA	1,952,312
	Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured
10,000	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Series 2018A,	1/28 at 100.00	AA–	10,776,300
	5.000%, 1/01/38
3,815	Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds,	8/22 at 100.00	BB–	3,815,877
	US Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)
1,580	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	1,761,384
	6.000%, 10/01/32
11,350	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation	No Opt. Call	A2	9,425,834
	Bonds, Series 2006, 0.000%, 1/01/24 – AGM Insured
805,715	Total Illinois			658,817,785
	Indiana – 4.0% (2.4% of Total Investments)
	Carmel Redevelopment Authority, Indiana, Lease Rent Revenue Bonds, Series 2005:
1,950	0.000%, 2/01/24	No Opt. Call	AA	1,679,184
2,705	0.000%, 2/01/25	No Opt. Call	AA	2,254,158
4,400	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown Point	No Opt. Call	AA+	3,813,216
	Community School Corporation, Series 2000, 0.000%, 1/15/24 – NPFG Insured
680	Indiana Finance Authority, Educational Facilities Revenue Bonds, Butler University Project,	2/22 at 100.00	A–	725,009
	Refunding Series 2012B, 5.000%, 2/01/29
1,050	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	10/19 at 100.00	B	1,055,429
	Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39
520	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel	6/20 at 100.00	BB–	535,673
	Corporation Project, Refunding Series 2010, 6.000%, 12/01/26
1,230	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel	8/22 at 100.00	BB–	1,230,283
	Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)
4,465	Indiana Finance Authority, Health System Revenue Bonds, Sisters of Saint Francis Health	11/19 at 100.00	Aa3 (4)	4,605,781
	Services, Inc. Obligated Group, Series 2009, 5.250%, 11/01/39 (Pre-refunded 11/01/19)
1,815	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series	5/23 at 100.00	A	1,917,312
	2012A, 5.000%, 5/01/42
1,500	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services	3/20 at 100.00	N/R (4)	1,558,500
	Project, Refunding Series 2010, 5.125%, 3/01/30 (Pre-refunded 3/02/20)
9,300	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A,	10/23 at 100.00	A	9,572,769
	5.000%, 10/01/44
	Indiana Finance Authority, Provate Activity Bonds, Ohio River Bridges East End Crossing
	Project, Series 2013A:
5,380	5.000%, 7/01/44 (Alternative Minimum Tax)	7/23 at 100.00	A–	5,639,208
5,100	5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	A–	5,332,407
5,370	5.250%, 1/01/51 (Alternative Minimum Tax)	7/23 at 100.00	A–	5,662,074
6,730	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A,	12/19 at 100.00	AA– (4)	6,958,887
	5.250%, 12/01/38 (Pre-refunded 12/01/19)
6,700	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series	10/21 at 100.00	AA–	7,096,037
	2011B, 5.000%, 10/01/41
13,000	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project, First	10/24 at 100.00	AA	14,119,950
	Lien Series 2014A, 5.000%, 10/01/44
10,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/26 –	No Opt. Call	AA	8,013,100
	AMBAC Insured
1,000	Merrillville, Indiana, Economic Development Revenue Bonds, Belvedere Housing Project, Series	4/24 at 102.00	N/R	920,470
	2016, 5.750%, 4/01/36
1,250	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Series	11/23 at 100.00	N/R	1,377,650
	2013, 7.250%, 11/01/43 (Alternative Minimum Tax)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 830	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013,	1/24 at 100.00	N/R	$ 953,836
	7.000%, 1/01/44 (Alternative Minimum Tax)
84,975	Total Indiana			85,020,933
	Iowa – 1.7% (1.0% of Total Investments)
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company
	Project, Series 2013:
7,055	5.500%, 12/01/22	12/18 at 100.00	B	7,068,546
1,255	5.250%, 12/01/25	12/23 at 100.00	B	1,327,614
1,470	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company	6/19 at 105.00	B	1,556,289
	Project, Series 2016, 5.875%, 12/01/27, 144A
1,710	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company	12/22 at 103.00	B	1,789,532
	Project, Series 2018A, 5.250%, 12/01/50 (Mandatory put 12/01/22)
1,630	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, University of	10/21 at 100.00	BBB	1,713,260
	Dubuque Project, Refunding Series 2011, 6.000%, 10/01/31
1,900	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa	9/23 at 100.00	N/R (4)	2,125,834
	University Project, Series 2012, 5.000%, 9/01/43 (Pre-refunded 9/01/23)
2,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2,	12/19 at 100.00	AAA	2,056,160
	5.500%, 12/01/25
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
6,425	5.375%, 6/01/38	1/19 at 100.00	B+	6,441,962
525	5.500%, 6/01/42	1/19 at 100.00	B+	526,223
5,045	5.625%, 6/01/46	1/19 at 100.00	B	5,051,508
6,590	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	1/19 at 100.00	BB–	6,608,781
	5.600%, 6/01/34
35,605	Total Iowa			36,265,709
	Kansas – 0.4% (0.3% of Total Investments)
	Johnson and Miami Counties Unified School District 230, Kansas, General Obligation Bonds,
	Series 2011A:
2,000	5.000%, 9/01/26 (Pre-refunded 9/01/21)	9/21 at 100.00	Aa3 (4)	2,136,320
1,000	5.000%, 9/01/27 (Pre-refunded 9/01/21)	9/21 at 100.00	Aa3 (4)	1,068,160
2,000	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt	5/22 at 100.00	AA	2,145,040
	Obligated Group, Series 2012A, 5.000%, 11/15/28
1,485	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series	12/20 at 100.00	A3 (4)	1,569,081
	2012A, 5.000%, 12/01/31 (Pre-refunded 12/01/20)
2,035	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park	1/19 at 100.00	BB+	2,037,951
	Convention Center, Series 2007A, 5.125%, 1/01/22 – AMBAC Insured
440	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park	4/20 at 100.00	BBB	449,904
	Mall Project, Series 2010, 5.900%, 4/01/32
8,960	Total Kansas			9,406,456
	Kentucky – 1.9% (1.1% of Total Investments)
	Christian County, Kentucky, Hospital Revenue Bonds, Jennie Stuart Medical Center, Series 2016:
5,000	5.375%, 2/01/36	2/26 at 100.00	BB+	5,255,000
435	5.500%, 2/01/44	2/26 at 100.00	BB+	455,045
1,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical	6/20 at 100.00	Baa3 (4)	1,059,330
	Health System, Series 2010A, 6.000%, 6/01/30 (Pre-refunded 6/01/20)
6,015	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical	6/20 at 100.00	Baa3 (4)	6,406,757
	Health System, Series 2010B, 6.375%, 3/01/40 (Pre-refunded 6/01/20)
	Kentucky Economic Development Finance Authority, Kentucky, Healthcare Facilities Revenue
	Bonds, Rosedale Green Project, Refunding Series 2015:
500	5.750%, 11/15/45	11/25 at 100.00	N/R	509,535
2,250	5.750%, 11/15/50	11/25 at 100.00	N/R	2,286,337

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky
	Information Highway Project, Senior Series 2015A:
$ 2,130	5.000%, 7/01/40	7/25 at 100.00	BBB+	$ 2,222,250
2,940	5.000%, 1/01/45	7/25 at 100.00	BBB+	3,053,455
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
1,335	0.000%, 7/01/43 (5)	7/31 at 100.00	Baa3	1,225,784
2,295	0.000%, 7/01/46 (5)	7/31 at 100.00	Baa3	2,115,669
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Series 2013A:
3,080	5.750%, 7/01/49	7/23 at 100.00	Baa3	3,307,088
615	6.000%, 7/01/53	7/23 at 100.00	Baa3	667,503
5,400	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease	6/21 at 100.00	A1	5,729,778
	Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29
	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project,
	Improvement and Refunding Series 2011:
500	6.250%, 3/01/31	3/21 at 100.00	Baa2	545,740
4,500	6.250%, 3/01/31	3/21 at 100.00	Baa2	4,789,980
215	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community	10/22 at 100.00	A+	220,399
	Hospital Corporation, Series 2012A, 4.000%, 10/01/29
38,210	Total Kentucky			39,849,650
	Louisiana – 2.1% (1.3% of Total Investments)
2,000	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East	7/21 at 100.00	B+	1,955,440
	Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41
7,130	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US)	7/23 at 100.00	N/R	7,748,314
	LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax), 144A
1,450	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our	7/25 at 100.00	A	1,551,515
	Lady Health System, Refunding Series 2015A, 5.000%, 7/01/39
10	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our	7/25 at 100.00	N/R (4)	11,473
	Lady Health System, Refunding Series 2015A, 5.000%, 7/01/39 (Pre-refunded 7/01/25)
16,190	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/27 at 100.00	A3	17,039,651
	Refunding Series 2017, 5.000%, 5/15/46
4,425	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/21 at 100.00	A3 (4)	4,915,467
	Series 2011, 6.750%, 5/15/41 (Pre-refunded 5/15/21)
1,060	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy	12/23 at 100.00	N/R	1,094,609
	Foundation Project, Series 2013A, 8.375%, 12/15/43
2,235	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A,	7/23 at 100.00	AA–	2,427,098
	5.000%, 7/01/36
5,100	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal Project,	1/25 at 100.00	A–	5,393,046
	Series 2015B, 5.000%, 1/01/45 (Alternative Minimum Tax)
2,560	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A	2,736,998
42,160	Total Louisiana			44,873,611
	Maine – 0.6% (0.4% of Total Investments)
4,965	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical	7/26 at 100.00	BBB	5,124,128
	Center Obligated Group Issue, Series 2016A, 5.000%, 7/01/46
2,750	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth Issue,	7/28 at 100.00	A+	2,989,168
	Series 2018A, 5.000%, 7/01/43
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical
	Center, Series 2011:
2,000	6.750%, 7/01/36	7/21 at 100.00	BB	2,130,240
1,050	6.750%, 7/01/41	7/21 at 100.00	BB	1,114,564
1,250	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A, 5.000%,	7/20 at 100.00	AA	1,296,225
	7/01/40
12,015	Total Maine			12,654,325

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland – 0.6% (0.3% of Total Investments)
$ 2,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference	1/19 at 100.00	N/R	$ 1,360,000
	Center, Series 2006A, 5.000%, 12/01/31 (7)
7,145	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/27 at 100.00	Baa3	7,739,821
	Healthcare, Series 2016A, 5.500%, 1/01/46
555	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge	12/18 at 100.00	A–	555,500
	Retirement Community, Series 2007, 4.750%, 7/01/34
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional	7/24 at 100.00	A	2,128,500
	Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45
355	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor	1/26 at 100.00	N/R	337,140
	Road Project, Series 2016, 5.000%, 7/01/46, 144A
12,055	Total Maryland			12,120,961
	Massachusetts – 2.8% (1.7% of Total Investments)
8,825	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds,	1/20 at 100.00	A+	9,070,070
	Refunding Senior Lien Series 2010B, 5.000%, 1/01/32
475	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green	7/25 at 100.00	BBB	496,864
	Bonds, Series 2015D, 5.000%, 7/01/44
1,525	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015,	1/25 at 100.00	BBB+	1,520,257
	4.500%, 1/01/45
2,375	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007,	4/19 at 100.00	N/R	2,379,394
	5.250%, 10/01/26
26,765	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2016J,	7/24 at 100.00	AA	25,663,620
	3.500%, 7/01/33 (Alternative Minimum Tax)
1,500	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare	7/19 at 100.00	AA– (4)	1,530,795
	System, Series 2010J-1, 5.000%, 7/01/39 (Pre-refunded 7/01/19)
1,940	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University,	7/19 at 100.00	Baa2	1,975,618
	Refunding Series 2009A, 5.750%, 7/01/39
3,860	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University,	7/19 at 100.00	N/R (4)	3,958,237
	Refunding Series 2009A, 5.750%, 7/01/39 (Pre-refunded 7/01/19)
400	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series 2011A,	7/21 at 100.00	A	421,588
	5.125%, 7/01/41
4,560	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series	5/23 at 100.00	AAA	4,952,114
	2013A, 5.000%, 5/15/43
7,175	Metropolitan Boston Transit Parking Corporation, Systemwide Parking Revenue Bonds, Senior Lien	7/21 at 100.00	A+	7,556,423
	Series 2011, 5.000%, 7/01/41
59,400	Total Massachusetts			59,524,980
	Michigan – 2.8% (1.7% of Total Investments)
	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds, Refunding
	Series 2013:
920	6.000%, 10/01/33	10/23 at 100.00	N/R	865,564
1,250	6.000%, 10/01/43	10/23 at 100.00	N/R	1,103,075
15,000	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2001A,	No Opt. Call	AA	17,377,500
	6.000%, 5/01/29 – AGM Insured (UB)
1,930	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A+	2,044,430
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
5	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 4.500%,	1/19 at 100.00	A	5,006
	7/01/35 – NPFG Insured
3,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%,	No Opt. Call	A	3,401,310
	7/01/29 – FGIC Insured
5	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%,	1/19 at 100.00	A	5,011
	7/01/36 – FGIC Insured
2,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	AA–	2,119,040

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 2,000	Grand Traverse County Hospital Financial Authority, Michigan, Revenue Bonds, Munson	7/24 at 100.00	AA–	$ 2,115,940
	Healthcare, Series 2014A, 5.000%, 7/01/47
1,500	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, W.A. Foote	6/20 at 100.00	AA (4)	1,565,820
	Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 (Pre-refunded 6/01/20) –
	AGM Insured
3,080	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist	5/20 at 100.00	A2	3,202,738
	Hospital, Refunding Series 2010, 5.500%, 5/15/36
3,800	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist	5/20 at 100.00	N/R (4)	3,987,758
	Hospital, Refunding Series 2010, 5.500%, 5/15/36 (Pre-refunded 5/15/20)
3,580	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A,	7/21 at 100.00	AA–	3,854,013
	5.500%, 7/01/41
1,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/24 at 100.00	A+	1,065,300
	Sewerage Department Water Supply System Local Project, Series 2014D-6, 5.000%, 7/01/36 –
	NPFG Insured
4,980	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series	12/21 at 100.00	AA–	5,252,854
	2011MI, 5.000%, 12/01/39
20	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series	12/21 at 100.00	N/R (4)	21,622
	2011MI, 5.000%, 12/01/39 (Pre-refunded 12/01/21)
2,500	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2009-I,	10/19 at 100.00	AA	2,568,500
	5.000%, 10/15/23 – AGC Insured
2,250	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/21 at 100.00	Aa2	2,419,020
	2011-I-A, 5.375%, 10/15/41
3,220	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System,	11/19 at 100.00	N/R (4)	3,341,845
	Refunding Series 2009, 5.750%, 11/15/39 (Pre-refunded 11/15/19)
1,525	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds,	12/18 at 100.00	B2	1,528,263
	Series 2008A, 6.875%, 6/01/42
2,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County	12/22 at 100.00	A	2,149,320
	Airport, Series 2012A, 5.000%, 12/01/37
55,565	Total Michigan			59,993,929
	Minnesota – 0.8% (0.5% of Total Investments)
700	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project,	7/24 at 102.00	N/R	675,171
	Series 2016A, 5.000%, 7/01/47
1,500	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language	8/22 at 102.00	BB+	1,569,180
	Academy, Series 2014A, 5.750%, 8/01/44
795	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project, Series	7/24 at 102.00	N/R	776,715
	2016A, 5.000%, 7/01/36
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds,
	Hmong College Prep Academy Project, Series 2016A:
750	5.750%, 9/01/46	9/26 at 100.00	BB+	775,710
4,000	6.000%, 9/01/51	9/26 at 100.00	BB+	4,174,600
5,265	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds,	7/25 at 100.00	A+	5,760,015
	HealthPartners Obligated Group, Refunding Series 2015A, 5.000%, 7/01/33
4,250	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp	1/19 at 100.00	N/R	4,256,162
	Project, Series 2007-1, 5.000%, 8/01/36
17,260	Total Minnesota			17,987,553
	Mississippi – 0.3% (0.2% of Total Investments)
620	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System	4/19 at 100.00	BBB+	621,271
	Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22
5,215	Mississippi State, General Obligation Bonds, Refunding Series 2002A, 5.500%, 12/01/18	No Opt. Call	AA	5,230,124
5,835	Total Mississippi			5,851,395

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri – 2.1% (1.3% of Total Investments)
$ 1,400	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales	10/22 at 100.00	AA+	$ 1,518,258
	Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/44
1,190	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue	3/23 at 103.00	BBB–	1,325,922
	Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33
1,000	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri,	10/19 at 100.00	A–	1,018,250
	Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36
135	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway	4/26 at 100.00	N/R	134,395
	Center Community Improvement District, Senior Refunding & Improvement Series 2016, 5.000%,
	4/01/46, 144A
12,005	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series	No Opt. Call	AA–	8,183,328
	2004B-1, 0.000%, 4/15/29 – AMBAC Insured
650	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue Bonds,	2/28 at 100.00	N/R	660,322
	Convention Center Hotel Project – TIF Financing, Series 2018B, 5.000%, 2/01/40, 144A
1,000	Liberty Public School District 53, Clay County, Missouri, Lease Participation Certificates,	4/22 at 100.00	AA–	1,070,120
	School Boards Association, Series 2014, 5.000%, 4/01/31
	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty
	Commons Project, Series 2015A:
1,560	5.125%, 6/01/25, 144A	No Opt. Call	N/R	1,525,462
3,810	5.750%, 6/01/35, 144A	6/25 at 100.00	N/R	3,626,168
3,695	6.000%, 6/01/46, 144A	6/25 at 100.00	N/R	3,518,194
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds,
	Kansas City University of Medicine and Biosciences, Series 2013A:
1,590	5.000%, 6/01/30	6/23 at 100.00	A1	1,732,225
2,700	5.000%, 6/01/33	6/23 at 100.00	A1	2,933,064
665	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds,	5/23 at 100.00	BBB+	711,038
	Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33
505	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds,	10/23 at 100.00	A+	550,814
	University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	CoxHealth, Series 2013A:
50	5.000%, 11/15/44	11/23 at 100.00	A2	52,632
6,930	5.000%, 11/15/48	11/23 at 100.00	A2	7,281,836
2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy	11/24 at 100.00	AA–	2,143,940
	Health, Series 2014F, 5.000%, 11/15/45
2,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University,	11/21 at 100.00	AA+	2,677,825
	Series 2011B, 5.000%, 11/15/37
	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue
	Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016:
1,275	5.000%, 11/15/41	11/25 at 100.00	N/R	1,283,989
1,105	5.000%, 11/15/46	11/25 at 100.00	N/R	1,108,227
430	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village	9/23 at 100.00	BB+	461,553
	of Sunset Hills, Series 2013A, 5.875%, 9/01/43
	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew’s
	Resources for Seniors, Series 2015A:
450	5.000%, 12/01/35	12/25 at 100.00	N/R	462,672
130	5.125%, 12/01/45	12/25 at 100.00	N/R	133,684
965	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds,	3/23 at 103.00	BBB–	1,068,641
	Southeasthealth, Series 2016B, 6.000%, 3/01/37
700	The Industrial Development Authority of the City of Saint Louis, Missouri, Development	11/26 at 100.00	N/R	705,572
	Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A, 4.750%, 11/15/47
48,440	Total Missouri			45,888,131

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska – 0.4% (0.3% of Total Investments)
$ 580	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska	11/25 at 100.00	A	$ 620,206
	Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45
	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation
	Hospital Project, Series 2014:
1,930	5.000%, 5/15/27	5/24 at 100.00	BBB+	2,082,586
3,000	5.000%, 5/15/36	5/24 at 100.00	BBB+	3,144,570
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska
	Methodist Health System, Refunding Series 2015:
650	5.000%, 11/01/45	11/25 at 100.00	A	695,058
2,110	5.000%, 11/01/48	11/25 at 100.00	A	2,248,268
500	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great	11/21 at 100.00	A–	521,600
	Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42
8,770	Total Nebraska			9,312,288
	Nevada – 2.5% (1.5% of Total Investments)
29,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	30,155,070
6,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran	1/20 at 100.00	Aa3	6,192,120
	International Airport, Series 2010A, 5.250%, 7/01/42
1,700	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%,	6/19 at 100.00	BBB+ (4)	1,761,880
	6/15/30 (Pre-refunded 6/15/19)
10,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C,	6/21 at 100.00	AA+	10,589,900
	5.000%, 6/01/38
4,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015,	12/24 at 100.00	AA+	4,381,000
	5.000%, 6/01/39
50,700	Total Nevada			53,079,970
	New Hampshire – 0.1% (0.0% of Total Investments)
1,500	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group	10/19 at 100.00	Baa1 (4)	1,555,860
	Issue, Series 2009A, 6.125%, 10/01/39 (Pre-refunded 10/01/19)
	New Jersey – 4.4% (2.7% of Total Investments)
615	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue	No Opt. Call	BBB–	651,291
	Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)
1,100	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	AA	1,175,141
	Replacement Project, Series 2013, 5.125%, 7/01/42 – AGM Insured (Alternative Minimum Tax)
17,580	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding	12/26 at 100.00	A–	19,327,979
	Series 2016BBB, 5.500%, 6/15/31
	New Jersey Economic Development Authority, School Facilities Construction Bonds,
	Series 2016AAA:
1,000	5.000%, 6/15/36	12/26 at 100.00	A–	1,044,020
10,000	5.000%, 6/15/41	12/26 at 100.00	A–	10,343,300
2,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/27 at 100.00	A–	2,096,920
	2017DDD, 5.000%, 6/15/35
3,050	New Jersey Economic Development Authority, School Facilities Construction Financing Program	3/21 at 100.00	A–	3,180,601
	Bonds, Refunding Series 2011GG, 5.000%, 9/01/24
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident
	Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
835	5.750%, 6/01/31 (Pre-refunded 6/01/20)	6/20 at 100.00	Aaa	882,653
3,000	5.875%, 6/01/42 (Pre-refunded 6/01/20)	6/20 at 100.00	Aaa	3,177,030
1,120	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series	7/23 at 100.00	A–	1,219,826
	2013D, 5.000%, 7/01/33
600	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters	7/21 at 100.00	BB+	633,264
	University Hospital, Refunding Series 2011, 6.000%, 7/01/26
405	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital	7/25 at 100.00	AA	433,601
	Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital
	Appreciation Series 2010A:
$ 3,130	0.000%, 12/15/28	No Opt. Call	A–	$ 2,022,982
3,000	0.000%, 12/15/31	No Opt. Call	A–	1,641,390
12,715	0.000%, 12/15/33	No Opt. Call	A–	6,225,010
610	0.000%, 12/15/34	No Opt. Call	A–	282,631
2,480	0.000%, 12/15/40	No Opt. Call	A–	819,367
10,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series	No Opt. Call	AA	5,186,300
	2006C, 0.000%, 12/15/33 – AGM Insured
19,175	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2008A,	No Opt. Call	A–	8,399,800
	0.000%, 12/15/35
15,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A,	No Opt. Call	A–	5,242,650
	0.000%, 12/15/39
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009C,	12/24 at 100.00	A–	5,341,650
	5.250%, 6/15/32
6,305	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA,	6/25 at 100.00	A–	6,501,653
	5.000%, 6/15/45
7,060	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A,	12/28 at 100.00	BBB+	7,408,482
	5.000%, 12/15/36
1,595	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,	6/28 at 100.00	BBB	1,619,212
	Series 2018B, 5.000%, 6/01/46
127,375	Total New Jersey			94,856,753
	New Mexico – 0.3% (0.2% of Total Investments)
1,500	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena	7/20 at 100.00	BBB	1,550,970
	Project, Series 2010A, 6.125%, 7/01/40
4,180	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross	5/20 at 103.00	N/R	4,162,611
	Receipts Tax Increment Bonds, Senior Lien Series 2015, 5.750%, 5/01/30, 144A
5,680	Total New Mexico			5,713,581
	New York – 17.5% (10.7% of Total Investments)
1,755	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter	1/19 at 100.00	B	1,599,296
	Schools, Series 2007A, 5.000%, 4/01/32
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue
	Bonds, Barclays Center Project, Series 2009:
3,400	0.000%, 7/15/44	No Opt. Call	BBB–	989,604
12,020	0.000%, 7/15/46	No Opt. Call	BBB–	3,135,537
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue
	Bonds, Barclays Center Project, Series 2009:
3,220	6.000%, 7/15/30 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	3,374,979
3,065	6.250%, 7/15/40 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	3,221,560
450	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds,	7/25 at 100.00	BBB+	484,776
	Catholic Health System, Inc. Project, Series 2015, 5.250%, 7/01/35
200	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New	11/24 at 100.00	BB	193,436
	York, Series 2014, 5.000%, 11/01/39
3,170	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series	7/25 at 100.00	A–	3,409,335
	2015A, 5.000%, 7/01/50
15,270	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics &	12/26 at 100.00	BB–	15,690,078
	Technology, Series 2016A, 5.500%, 12/01/46, 144A
4,675	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General	3/21 at 100.00	AAA	4,929,973
	Purpose Series 2011C, 5.000%, 3/15/41
	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018A:
13,505	5.000%, 3/15/43	3/28 at 100.00	AAA	15,030,930
10,000	5.000%, 3/15/45	3/28 at 100.00	AAA	11,104,600
69,130	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	1/19 at 100.00	N/R	9,055,339
	Asset-Backed Bonds, 1st Subordinate Series 2005B, 0.000%, 6/01/47

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 81,270	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	1/19 at 100.00	N/R	$ 7,318,364
	Asset-Backed Bonds, Series 2005C, 0.000%, 6/01/50
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
800	5.750%, 2/15/47	2/21 at 100.00	AA–	856,464
5,890	5.250%, 2/15/47	2/21 at 100.00	AA–	6,238,040
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
1,300	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3 (4)	1,406,535
270	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3 (4)	289,130
3,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A,	9/24 at 100.00	A–	3,275,010
	5.000%, 9/01/39
1,200	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A,	5/21 at 100.00	AA (4)	1,284,840
	5.000%, 5/01/36 (Pre-refunded 5/01/21) – AGM Insured
6,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A,	9/22 at 100.00	A–	6,430,920
	5.000%, 9/01/42
1,070	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2009B,	11/19 at 100.00	AA (4)	1,104,315
	5.000%, 11/15/34 (Pre-refunded 11/15/19)
285	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2011A,	11/21 at 100.00	N/R (4)	309,447
	5.000%, 11/15/41 (Pre-refunded 11/15/21)
465	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2011A,	11/21 at 100.00	AA–	504,888
	5.000%, 11/15/41
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013A,	5/23 at 100.00	AA–	2,664,625
	5.000%, 11/15/38
16,290	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball	1/19 at 100.00	BBB	16,521,318
	Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured
4,375	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	12/20 at 100.00	AA+	4,645,069
	Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43
3,750	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/24 at 100.00	AA+	3,743,888
	General Resolution Revenue Bonds, Fiscal 2015 Series AA, 4.000%, 6/15/44
5,625	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal	7/28 at 100.00	AA	6,369,244
	2018, Series 2017S-3, 5.250%, 7/15/45
5,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal	7/28 at 100.00	AA	5,521,300
	2019 Subseries S-1, 5.000%, 7/15/45
4,440	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal	7/28 at 100.00	AA	4,979,815
	2019 Subseries S-3A, 5.000%, 7/15/36
10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate	5/23 at 100.00	AAA	10,839,900
	Fiscal 2013 Series I, 5.000%, 5/01/38
5,000	New York City, New York, General Obligation Bonds, Fiscal 2018 Series B-1, 5.000%, 10/01/38	10/27 at 100.00	AA	5,569,900
10	New York City, New York, General Obligation Bonds, Fiscal Series 2002G, 5.625%, 8/01/20 –	1/19 at 100.00	AA	10,033
	NPFG Insured
67,290	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	69,013,970
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade
	Center Project, Series 2011:
1,870	5.000%, 11/15/44	11/21 at 100.00	A+	1,976,627
2,000	5.750%, 11/15/51	11/21 at 100.00	A+	2,181,540
3,000	New York State Power Authority, General Revenue Bonds, Series 2011A, 5.000%, 11/15/38	11/21 at 100.00	Aa1	3,221,580
5,000	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series	1/26 at 100.00	A–	5,366,450
	2016A, 5.000%, 1/01/51
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds,
	American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
3,500	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB–	3,642,730
15,265	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	15,765,845

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 2,745	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds,	1/28 at 100.00	Baa3	$ 2,942,832
	Delta Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018,
	5.000%, 1/01/36 (Alternative Minimum Tax)
	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport
	Terminal B Redevelopment Project, Series 2016A:
10,680	5.000%, 7/01/41 (Alternative Minimum Tax)	7/24 at 100.00	BBB	11,149,920
21,810	5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	22,724,711
24,150	5.250%, 1/01/50 (Alternative Minimum Tax)	7/24 at 100.00	BBB	25,452,408
10,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Series	4/27 at 100.00	AA–	11,123,800
	2017, 5.250%, 10/15/57
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC Project, Eighth Series 2010:
6,065	6.500%, 12/01/28	1/19 at 100.00	Baa1	6,371,586
3,430	6.000%, 12/01/36	12/20 at 100.00	Baa1	3,679,052
795	6.000%, 12/01/42	12/20 at 100.00	Baa1	851,723
20,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	22,337,800
	Bridges & Tunnels, Series 2017A, 5.000%, 11/15/37
2,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding	5/25 at 100.00	AA–	2,734,175
	Series 2015A, 5.000%, 11/15/50
3,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2017, 5.000%, 12/15/39	12/27 at 100.00	AAA	3,378,570
501,500	Total New York			376,017,807
	North Carolina – 0.4% (0.3% of Total Investments)
3,500	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University	6/19 at 100.00	Aa2 (4)	3,563,525
	Health System, Series 2009A, 5.000%, 6/01/42 (Pre-refunded 6/01/19)
3,300	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed,	10/22 at 100.00	A+	3,568,554
	Refunding Series 2012A, 5.000%, 10/01/31
1,900	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A,	1/19 at 100.00	AA (4)	1,912,084
	5.750%, 1/01/39 (Pre-refunded 1/01/19) – AGC Insured
8,700	Total North Carolina			9,044,163
	North Dakota – 1.9% (1.1% of Total Investments)
1,000	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center	7/21 at 100.00	N/R (4)	1,069,880
	Project, Series 2014A, 5.000%, 7/01/35 (Pre-refunded 7/01/21)
	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011:
1,500	6.000%, 11/01/28	11/21 at 100.00	A+	1,664,460
2,190	6.250%, 11/01/31	11/21 at 100.00	A+	2,441,171
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated
	Group, Series 2012:
3,000	5.000%, 12/01/29	12/21 at 100.00	A–	3,140,070
1,875	5.000%, 12/01/32	12/21 at 100.00	A–	1,953,619
28,900	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C,	6/28 at 100.00	BBB–	29,516,726
	5.000%, 6/01/53
38,465	Total North Dakota			39,785,926
	Ohio – 6.8% (4.2% of Total Investments)
800	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and	5/22 at 100.00	AA–	847,288
	Improvement Series 2012A, 5.000%, 5/01/42
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue
	Bonds, Senior Lien, Series 2007A-2:
655	5.375%, 6/01/24	12/18 at 100.00	B–	640,027
480	5.125%, 6/01/24	12/18 at 100.00	B–	464,448
16,555	5.875%, 6/01/30	12/18 at 100.00	B–	16,315,284
20,485	5.750%, 6/01/34	12/18 at 100.00	B–	19,785,028
5,240	6.000%, 6/01/42	12/18 at 100.00	B–	5,174,605
44,590	6.500%, 6/01/47	12/18 at 100.00	B–	45,070,234

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 17,550	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	B–	$ 17,733,397
	Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
2,000	5.250%, 11/01/29 (Pre-refunded 11/01/20)	11/20 at 100.00	A (4)	2,116,940
3,000	5.750%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	A (4)	3,204,540
3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement	7/20 at 100.00	BBB	3,150,382
	Services, Improvement Series 2010A, 5.625%, 7/01/26
5,800	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A,	11/21 at 100.00	AA+	6,144,520
	5.000%, 11/15/41
4,615	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	Baa1 (4)	5,118,681
	2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	N/R	710,000
	Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (Mandatory put 5/01/20)
	(Alternative Minimum Tax) (7)
10	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, AK Steel Holding Corporation,	2/22 at 100.00	B–	10,214
	Refunding Series 2012A, 6.750%, 6/01/24 (Alternative Minimum Tax)
2,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series	2/23 at 100.00	Aa3	2,197,380
	2013A-1, 5.250%, 2/15/33
330	Ohio Water Development Authority, Ohio, Environmental Improvement Bonds, United States Steel	11/21 at 100.00	BB–	337,623
	Corporation Project, Refunding Series 2011, 6.600%, 5/01/29
3,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	2,130,000
	Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32 (Mandatory put
	5/01/20) (Alternative Minimum Tax) (7)
13,350	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	12,949,500
	Nuclear Generating Corporation Project, Series 2009A, 4.375%, 6/01/33 (Mandatory
	put 6/01/22) (7)
2,500	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	2,425,000
	Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory
	put 6/01/22) (7)
147,000	Total Ohio			146,525,091
	Oklahoma – 2.7% (1.7% of Total Investments)
1,925	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue	8/21 at 100.00	N/R	2,194,519
	Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26, 144A
3,500	Grand River Dam Authority, Oklahoma, Revenue Bonds, Series 2010A, 5.250%, 6/01/40	6/20 at 100.00	AA– (4)	3,672,690
	(Pre-refunded 6/01/20)
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project,
	Series 2018B:
3,515	5.250%, 8/15/43	8/28 at 100.00	Baa3	3,741,647
11,870	5.250%, 8/15/48	8/28 at 100.00	Baa3	12,596,563
4,555	5.500%, 8/15/52	8/28 at 100.00	Baa3	4,904,551
27,375	5.500%, 8/15/57	8/28 at 100.00	Baa3	29,363,794
2,055	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A,	6/23 at 100.00	AA	2,237,587
	5.375%, 6/01/33 – BAM Insured (Alternative Minimum Tax)
54,795	Total Oklahoma			58,711,351
	Oregon – 0.1% (0.0% of Total Investments)
1,270	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Refunding	5/22 at 100.00	BBB	1,326,667
	Series 2014A, 5.000%, 5/01/40
	Pennsylvania – 5.5% (3.3% of Total Investments)
	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement
	Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
120	6.750%, 11/01/24	11/19 at 100.00	BB–	122,346
95	6.875%, 5/01/30	11/19 at 100.00	BB–	96,058

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 380	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement	8/22 at 100.00	BB–	$ 380,087
	Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42
	(Alternative Minimum Tax)
5,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of	8/19 at 100.00	AA–	5,121,450
	Pittsburgh Medical Center, Series 2009A, 5.625%, 8/15/39
1,355	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/27 at 100.00	Ba1	1,410,176
	Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A
10,650	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	10,330,500
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35
	(Mandatory put 7/01/22) (7)
32,785	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	23,277,350
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35
	(Mandatory put 6/01/20) (7)
2,950	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master	6/28 at 100.00	A1	3,224,527
	Settlement, Series 2018, 5.000%, 6/01/35
2,080	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social	1/25 at 100.00	BBB+	2,187,890
	Ministries Project, Series 2015, 5.000%, 1/01/38
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social
	Ministries Project, Series 2009:
900	6.125%, 1/01/29 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	905,958
100	6.125%, 1/01/29 (Pre-refunded 1/01/19)	1/19 at 100.00	BBB+ (4)	100,687
	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008:
605	5.000%, 12/01/43 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	AA (4)	606,555
3,160	5.000%, 12/01/43 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	AA (4)	3,168,121
370	5.000%, 12/01/43 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	AA (4)	370,951
590	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%,	12/18 at 100.00	AA	591,493
	12/01/43 – AGM Insured
6,335	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger	2/27 at 100.00	AA	6,861,312
	Health System, Series 2017A-1, 5.000%, 2/15/45
	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds,
	Albert Einstein Healthcare Network Issue, Series 2015A:
6,190	5.250%, 1/15/36	1/25 at 100.00	Baa3	6,569,076
3,535	5.250%, 1/15/45	1/25 at 100.00	Baa3	3,729,672
2,206	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds,	1/19 at 100.00	N/R	661,717
	Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23 (7)
401	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds,	1/19 at 100.00	N/R	120,409
	Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23 (cash
	5.000%, PIK 5.000%) (8)
4,135	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	11/24 at 100.00	N/R	4,279,932
	National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)
11,750	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding	9/25 at 100.00	B+	11,780,785
	Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38
1,085	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds,	6/26 at 100.00	BBB	1,140,574
	Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 12/31/38 (Alternative
	Minimum Tax)
600	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University	7/20 at 100.00	N/R (4)	635,304
	Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43 (Pre-refunded 7/01/20)
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2010A1&2:
315	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	336,354
1,435	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	AA– (4)	1,532,279
5,140	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue	12/21 at 100.00	AA– (4)	5,572,685
	Bonds, Subordinate Series 2011B, 5.000%, 12/01/34 (Pre-refunded 12/01/21)
5,660	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/45	6/25 at 100.00	A+	6,069,048

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 3,170	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2016A-1,	12/25 at 100.00	A3	$ 3,333,731
	5.000%, 12/01/46
1,595	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System	5/20 at 100.00	N/R (4)	1,663,059
	Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)
	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011:
5,445	6.000%, 8/01/36 (Pre-refunded 8/01/20)	8/20 at 100.00	A (4)	5,809,162
1,425	6.500%, 8/01/41 (Pre-refunded 8/01/20)	8/20 at 100.00	A (4)	1,532,203
	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania,
	Guaranteed Lease Revenue Bonds, Series 2016A:
620	5.000%, 11/15/21	No Opt. Call	BB+	633,634
1,255	5.000%, 11/15/28	5/24 at 100.00	BB+	1,257,987
1,670	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community	No Opt. Call	A– (4)	1,710,765
	Hospital Project, Refunding & Improvement Series 2011, 5.250%, 8/01/19 (ETM)
125,107	Total Pennsylvania			117,123,837
	Puerto Rico – 0.2% (0.1% of Total Investments)
215	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%,	No Opt. Call	C	237,796
	7/01/29 – AMBAC Insured
30,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%,	No Opt. Call	Ca	4,365,600
	8/01/54 – AMBAC Insured
30,215	Total Puerto Rico			4,603,396
	Rhode Island – 0.1% (0.1% of Total Investments)
21,570	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds,	1/19 at 100.00	CCC+	2,428,998
	Series 2007A, 0.000%, 6/01/52
	South Carolina – 2.4% (1.4% of Total Investments)
5,000	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Refunding Series	No Opt. Call	A–	5,409,950
	1991, 6.250%, 1/01/21 – FGIC Insured
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
1,220	0.000%, 1/01/23 – FGIC Insured	No Opt. Call	A–	1,078,175
21,570	0.000%, 1/01/30 – AMBAC Insured	No Opt. Call	A–	14,014,676
5,560	0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	AA	3,500,576
10,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	6/25 at 100.00	A+	10,368,100
	Improvement Series 2015A, 5.000%, 12/01/50
6,930	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series	12/24 at 100.00	A+	7,247,255
	2014C, 5.000%, 12/01/39
9,155	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A,	6/24 at 100.00	A+	9,708,603
	5.500%, 12/01/54
59,435	Total South Carolina			51,327,335
	South Dakota – 0.2% (0.1% of Total Investments)
4,455	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/24 at 100.00	A+	4,741,768
	Series 2014B, 5.000%, 11/01/44
	Tennessee – 0.7% (0.4% of Total Investments)
8,890	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, Catholic	1/23 at 100.00	BBB+	9,357,169
	Health Initiatives, Series 2013A, 5.250%, 1/01/45
2,395	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger	10/24 at 100.00	Baa2	2,501,985
	Health System, Refunding Series 2014A, 5.000%, 10/01/44
2,540	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board,	6/27 at 100.00	N/R	2,390,419
	Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 5.500%,
	6/15/37, 144A
685	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board,	No Opt. Call	N/R	695,213
	Tennessee, Revenue Refunding and Improvement Bonds, Meharry Medical College,
	Series 1996, 6.000%, 12/01/19 – AMBAC Insured
14,510	Total Tennessee			14,944,786

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 16.4% (10.0% of Total Investments)
$ 495	Arlington Higher Education Finance Corporation, Education Revenue Bonds, Wayside Schools,	8/21 at 100.00	BB+	$ 473,992
	Series 2016A, 4.375%, 8/15/36
	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift
	Education, Series 2016A:
165	5.000%, 12/01/36	12/26 at 100.00	BBB–	175,116
130	5.000%, 12/01/46	12/26 at 100.00	BBB–	136,423
760	5.000%, 12/01/51	12/26 at 100.00	BBB–	792,277
930	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public	3/23 at 103.00	N/R	937,208
	Improvement District Phase 1 Project, Series 2015, 7.250%, 9/01/45
795	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public	3/23 at 103.00	N/R	801,217
	Improvement District Phases 2-3 Major Improvements Project, Series 2015, 8.250%, 9/01/40
	Board of Managers, Joint Guadalupe County-Seguin City Hospital, Texas, Hospital Mortgage
	Revenue Bonds, Refunding & Improvement Series 2015:
3,135	5.250%, 12/01/35	12/25 at 100.00	BB	3,264,538
3,340	5.000%, 12/01/40	12/25 at 100.00	BB	3,269,927
6,000	Brazos River Authority, Texas, Revenue Refunding Bonds, Houston Lighting and Power Company,	No Opt. Call	A1	6,000,000
	Series 1998, 5.050%, 11/01/18 – AMBAC Insured (Alternative Minimum Tax)
2,000	Capital Area Cultural Education Facilities Finance Corporation, Revenue Bonds, The Roman	4/20 at 100.00	Baa1	2,085,540
	Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45
1,060	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District	3/23 at 103.00	N/R	1,018,787
	Neighborhood Improvement Area 1 Project, Series 2015, 7.250%, 9/01/45
1,885	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District	3/23 at 103.00	N/R	1,821,928
	Neighborhood Improvement Areas 2-5 Major Improvement Project, Series 2015, 8.250%, 9/01/40
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
3,250	6.000%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	A– (4)	3,502,297
2,700	6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	A– (4)	2,923,776
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
2,000	5.000%, 1/01/40	7/25 at 100.00	A–	2,144,880
3,625	5.000%, 1/01/45	7/25 at 100.00	A–	3,885,384
	Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds, Improvement
	Area 1 Project, Series 2016:
550	6.250%, 9/01/35	9/23 at 103.00	N/R	513,112
520	6.500%, 9/01/46	9/23 at 103.00	N/R	475,977
4,500	Colorado River Municipal Water District, Texas, Water System Revenue Bonds, Series 2011,	1/21 at 100.00	AA– (4)	4,774,545
	5.000%, 1/01/36 (Pre-refunded 1/01/21)
4,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2013C,	11/22 at 100.00	A+	4,243,480
	5.000%, 11/01/38 (Alternative Minimum Tax)
2,600	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding and Improvement	11/21 at 100.00	A+	2,722,122
	Bonds, Series 2012C, 5.000%, 11/01/45 – AGM Insured
1,000	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc.	11/22 at 100.00	Baa3	1,017,470
	Project, Series 2012A. RMKT, 4.750%, 5/01/38
2,335	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series	10/23 at 100.00	A–	2,509,238
	2013A, 5.125%, 10/01/43
17,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien	10/23 at 100.00	AA+	18,718,700
	Series 2013B, 5.250%, 10/01/51
4,410	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien	4/28 at 100.00	AA+	4,858,409
	Series 2018A. Tela Supported, 5.000%, 10/01/48
1,140	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender Option	10/23 at 100.00	AA	1,480,393
	Bond Trust 2015-XF0228, 13.326%, 11/01/44, 144A (IF)
10,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo	1/19 at 100.00	BB+	10,096,800
	Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)
3,480	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston	6/25 at 100.00	AA	3,746,185
	Methodist Hospital System, Series 2015, 5.000%, 12/01/45

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding
	Senior Lien Series 2014A:
$ 295	0.000%, 11/15/41 – AGM Insured	11/31 at 62.66	AA	$ 103,215
590	0.000%, 11/15/42 – AGM Insured	11/31 at 59.73	AA	196,287
1,000	0.000%, 11/15/43 – AGM Insured	11/31 at 56.93	AA	316,290
2,000	0.000%, 11/15/44 – AGM Insured	11/31 at 54.25	AA	601,260
2,600	0.000%, 11/15/45 – AGM Insured	11/31 at 51.48	AA	739,778
4,180	0.000%, 11/15/53 – AGM Insured	11/31 at 33.96	AA	776,644
6,170	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H,	11/31 at 69.08	Baa2	2,356,076
	0.000%, 11/15/37 – NPFG Insured
4,565	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 52.47	Baa2	1,876,991
	0.000%, 11/15/35 – NPFG Insured
40,500	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien	11/30 at 54.04	AA	13,224,060
	Series 2001A, 0.000%, 11/15/40 – NPFG Insured
3,855	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2012A, 5.000%,	7/22 at 100.00	A+	4,110,818
	7/01/32 (Alternative Minimum Tax)
235	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc.	7/24 at 100.00	BB	250,099
	Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)
10,000	Houston, Texas, Combined Utility System Revenue Bonds, First Lien Series 2011D, 5.000%,	11/21 at 100.00	AA	10,570,200
	11/15/40
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment
	Project, Series 2001B:
28,305	0.000%, 9/01/28 – AMBAC Insured	No Opt. Call	A2	19,531,299
5,000	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A2	3,100,650
5,765	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A2	3,390,627
6,000	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series 2001B,	No Opt. Call	AA+ (4)	7,105,680
	5.500%, 12/01/29 – NPFG Insured (ETM)
7,500	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series 2002A,	No Opt. Call	AA (4)	9,673,875
	5.750%, 12/01/32 – AGM Insured (ETM)
720	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson	8/25 at 100.00	BBB+	758,880
	Memorial Hospital Project, Series 2015, 5.000%, 8/15/35
8,000	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission	5/20 at 100.00	A1	8,281,120
	Services Corporation Project, Refunding & Improvement Series 2010, 5.000%, 5/15/40
2,750	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission	5/25 at 100.00	A+	2,980,752
	Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/40
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds, Series	4/21 at 100.00	BBB	1,857,187
	2011A, 7.250%, 4/01/36
2,505	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston	No Opt. Call	A1	2,834,608
	Light and Power Company, Series 1997, 5.125%, 11/01/28 – AMBAC Insured (Alternative
	Minimum Tax)
8,630	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior	10/21 at 105.00	BB–	8,625,426
	Lien Series 2018, 4.625%, 10/01/31, 144A (WI/DD, Settling 11/14/18) (Alternative Minimum Tax)
15,600	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water	1/26 at 102.00	N/R	13,092,768
	Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45, 144A (Alternative Minimum Tax) (7)
150	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue	4/26 at 100.00	BBB–	147,722
	Bonds, CHF-Collegiate Housing Corpus Christi II, L.L.C.-Texas A&M University-Corpus Christi
	Project, Series 2016A, 5.000%, 4/01/48
565	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue	4/26 at 100.00	BBB–	553,886
	Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, L.L.C. – Texas A&M University – San
	Antonio Project, Series 2016A, 5.000%, 4/01/48
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital
	Appreciation Series 2011C:
6,330	0.000%, 9/01/43 (Pre-refunded 9/01/31) (5)	9/31 at 100.00	N/R (4)	6,777,531
9,130	0.000%, 9/01/45 (Pre-refunded 9/01/31) (5)	9/31 at 100.00	N/R (4)	10,717,159

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 205	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.250%, 1/01/39	1/19 at 100.00	A+	$ 206,312
895	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.250%, 1/01/39	1/19 at 100.00	N/R (4)	901,229
	(Pre-refunded 1/01/19)
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation
	Series 2008I:
2,555	6.200%, 1/01/42 – AGC Insured	1/25 at 100.00	AA	2,994,613
7,000	6.500%, 1/01/43	1/25 at 100.00	A+	8,286,880
10,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D,	No Opt. Call	AA	7,315,700
	0.000%, 1/01/28 – AGC Insured
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B:
2,870	5.000%, 1/01/40	1/23 at 100.00	A+	3,070,929
4,880	5.000%, 1/01/45	1/25 at 100.00	A+	5,246,049
	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A:
7,855	5.000%, 1/01/33	1/25 at 100.00	A	8,580,174
2,205	5.000%, 1/01/34	1/25 at 100.00	A	2,402,171
1,000	5.000%, 1/01/35	1/25 at 100.00	A	1,086,520
2,345	5.000%, 1/01/38	1/25 at 100.00	A	2,530,302
1,570	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A,	2/24 at 100.00	Ba2	1,627,007
	5.000%, 2/01/34
3,500	Southwest Higher Education Authority Inc., Texas, Revenue Bonds, Southern Methodist	10/20 at 100.00	AA– (4)	3,690,050
	University, Series 2010, 5.000%, 10/01/41 (Pre-refunded 10/01/20)
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue
	Bonds, Scott & White Healthcare Project, Series 2010:
425	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	449,569
5,410	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	AA– (4)	5,727,675
11,250	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas	8/26 at 100.00	AA	12,159,788
	Health Resources System, Series 2016A, 5.000%, 2/15/47
1,980	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior	No Opt. Call	A–	2,259,338
	Lien Series 2008D, 6.250%, 12/15/26
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,
	Series 2012:
2,500	5.000%, 12/15/27	12/22 at 100.00	A3	2,688,300
4,835	5.000%, 12/15/28	12/22 at 100.00	A3	5,179,784
13,234	5.000%, 12/15/29	12/22 at 100.00	A3	14,136,568
435	5.000%, 12/15/32	12/22 at 100.00	A3	461,870
1,620	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility	12/19 at 100.00	Baa2	1,694,034
	Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%,
	12/31/39
2,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE	9/23 at 100.00	Baa3	2,315,240
	Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013, 7.000%, 12/31/38
	(Alternative Minimum Tax)
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ
	Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
2,000	7.000%, 6/30/34	6/20 at 100.00	Baa3	2,131,600
500	7.000%, 6/30/40	6/20 at 100.00	Baa3	532,565
5,355	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier	8/22 at 100.00	A–	5,654,773
	Refunding Series 2012A, 5.000%, 8/15/41
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier
	Refunding Series 2015C:
4,000	5.000%, 8/15/32	8/24 at 100.00	BBB+	4,281,320
1,875	5.000%, 8/15/37	8/24 at 100.00	BBB+	1,980,806
4,590	5.000%, 8/15/42	8/24 at 100.00	BBB+	4,817,480

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A:
$ 1,020	0.000%, 8/15/21 – AMBAC Insured	No Opt. Call	A–	$ 949,957
3,600	0.000%, 8/15/25 – AMBAC Insured	No Opt. Call	A–	2,927,592
300	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	A3 (4)	280,785
	2002A, 0.000%, 8/15/21 – AMBAC Insured (ETM)
5,000	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master Trust	10/27 at 100.00	AAA	5,071,400
	Series 2017A, 4.000%, 10/15/37
4,400	Travis County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds,	1/19 at 100.00	Aaa	4,601,652
	Daughters of Charity National Health System, Series 1993B, 6.000%, 11/15/22 (ETM)
391,704	Total Texas			351,180,641
	Utah – 0.5% (0.3% of Total Investments)
2,030	Box Elder County, Utah, Solid Waste Disposal Revenue Bonds, Promontory Point Res, LLC, Senior	12/27 at 100.00	N/R	1,876,349
	Series 2017A , 8.000%, 12/01/39 (Alternative Minimum Tax), 144A
3,000	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%,	8/19 at 100.00	AA+ (4)	3,071,910
	8/15/41 (Pre-refunded 8/15/19)
3,000	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018A, 5.000%,	7/28 at 100.00	A+	3,245,850
	7/01/48 (Alternative Minimum Tax)
810	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis	7/20 at 100.00	BBB–	843,615
	Preparatory Academy, Series 2010, 6.375%, 7/15/40
1,555	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High	7/20 at 100.00	BB	1,579,445
	School, Series 2010A, 6.375%, 7/15/40
10,395	Total Utah			10,617,169
	Virginia – 1.1% (0.7% of Total Investments)
540	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds,	3/25 at 100.00	N/R	541,949
	Series 2015, 5.600%, 3/01/45, 144A
1,800	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health	11/22 at 100.00	A	1,945,224
	System Obligated Group, Series 2013, 5.000%, 11/01/30
6,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds,	12/18 at 100.00	B–	5,904,660
	Series 2007B1, 5.000%, 6/01/47
2,855	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds,	6/21 at 100.00	B–	2,861,024
	Series 2007B2, 5.200%, 6/01/46
1,810	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC	1/22 at 100.00	BBB	1,887,251
	Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
1,885	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	2,002,077
4,480	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB	4,879,437
3,810	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	4,066,718
23,180	Total Virginia			24,088,340
	Washington – 2.1% (1.3% of Total Investments)
1,260	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle Excise	2/19 at 100.00	AAA	1,362,614
	Tax Bonds, Series 1999, 4.750%, 2/01/28 – FGIC Insured
6,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Series	7/25 at 100.00	AA–	6,635,700
	2015A, 5.000%, 7/01/38, 144A (UB) (6)
2,500	King County, Washington, Sewer Revenue Bonds, Series 2009, 5.250%, 1/01/42	1/19 at 100.00	AA+ (4)	2,514,050
	(Pre-refunded 1/01/19)
10,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health, Series 2011A,	2/21 at 100.00	BBB+	10,242,600
	5.000%, 2/01/41
6,065	Washington Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services	7/25 at 100.00	A–	5,819,368
	Association, Refunding Series 2015, 4.000%, 7/01/36
7,190	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research	1/21 at 100.00	A+	7,549,859
	Center, Series 2011A, 5.625%, 1/01/35

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 2,940	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center,	12/20 at 100.00	N/R (4)	$ 3,136,186
	Series 2010, 5.500%, 12/01/39 (Pre-refunded 12/01/20)
2,185	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital,	10/22 at 100.00	Aa2	2,343,522
	Series 2012A, 5.000%, 10/01/42
4,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	7/19 at 100.00	A+ (4)	4,104,320
	Research Center, Series 2009A, 6.000%, 1/01/33 (Pre-refunded 7/01/19)
1,410	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%,	No Opt. Call	AA+	1,195,680
	12/01/24 – NPFG Insured
43,550	Total Washington			44,903,899
	West Virginia – 0.5% (0.3% of Total Investments)
2,950	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds,	12/20 at 100.00	A–	3,107,943
	Appalachian Power Company – Amos Project, Series 2010, 5.375%, 12/01/38
1,950	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical	9/19 at 100.00	Baa1	1,994,830
	Center, Series 2009A, 5.625%, 9/01/32
5,160	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health	6/23 at 100.00	A	5,559,126
	System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
10,060	Total West Virginia			10,661,899
	Wisconsin – 1.9% (1.1% of Total Investments)
815	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc.,	2/19 at 100.00	N/R (4)	824,307
	Series 2009, 5.875%, 2/15/39 (Pre-refunded 2/15/19)
1,000	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science Academy	5/26 at 100.00	N/R	933,710
	Project, Series 2016A, 5.125%, 5/01/36, 144A
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter
	Educational Foundation Project, Series 2016A:
5,375	5.000%, 6/15/36, 144A	6/26 at 100.00	N/R	4,971,015
4,440	5.000%, 6/15/46, 144A	6/26 at 100.00	N/R	3,903,781
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard
	Public Facilities Corporation, First Tier Series 2018A-1:
80	0.000%, 1/01/47 – ACA Insured, 144A	No Opt. Call	N/R	2,468
70	0.000%, 1/01/48 – ACA Insured, 144A	No Opt. Call	N/R	2,148
69	0.000%, 1/01/49 – ACA Insured, 144A	No Opt. Call	N/R	2,105
66	0.000%, 1/01/50 – ACA Insured, 144A	No Opt. Call	N/R	2,029
65	0.000%, 1/01/51 – ACA Insured, 144A	No Opt. Call	N/R	1,987
85	0.000%, 1/01/52 – ACA Insured, 144A	No Opt. Call	N/R	2,572
84	0.000%, 1/01/53 – ACA Insured, 144A	No Opt. Call	N/R	2,529
81	0.000%, 1/01/54 – ACA Insured, 144A	No Opt. Call	N/R	2,437
79	0.000%, 1/01/55 – ACA Insured, 144A	No Opt. Call	N/R	2,378
78	0.000%, 1/01/56 – ACA Insured, 144A	No Opt. Call	N/R	2,320
3,767	5.500%, 7/01/56 – ACA Insured, 144A	3/28 at 100.00	N/R	3,672,877
86	0.000%, 1/01/57 – ACA Insured, 144A	No Opt. Call	N/R	2,563
84	0.000%, 1/01/58 – ACA Insured, 144A	No Opt. Call	N/R	2,489
82	0.000%, 1/01/59 – ACA Insured, 144A	No Opt. Call	N/R	2,415
80	0.000%, 1/01/60 – ACA Insured, 144A	No Opt. Call	N/R	2,358
79	0.000%, 1/01/61 – ACA Insured, 144A	No Opt. Call	N/R	2,319
77	0.000%, 1/01/62 – ACA Insured, 144A	3/28 at 17.35	N/R	2,246
75	0.000%, 1/01/63 – ACA Insured, 144A	3/28 at 16.48	N/R	2,191
73	0.000%, 1/01/64 – ACA Insured, 144A	No Opt. Call	N/R	2,136
72	0.000%, 1/01/65 – ACA Insured, 144A	No Opt. Call	N/R	2,098
78	0.000%, 1/01/66 – ACA Insured, 144A	No Opt. Call	N/R	2,254
935	0.000%, 1/01/67 – ACA Insured, 144A	No Opt. Call	N/R	27,084
1,055	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum	11/24 at 100.00	N/R	1,105,218
	Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)
1,200	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum	8/26 at 100.00	N/R	1,124,496
	Company Project, Refunding Series 2016, 4.000%, 8/01/35 (Alternative Minimum Tax)
1,000	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project,	5/26 at 100.00	BBB–	1,015,380
	Refunding Series 2016C, 4.300%, 11/01/30 (Alternative Minimum Tax), 144A

NZF	Nuveen Municipal Credit Income Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$3,000	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds,	No Opt. Call	AA– (4)	$3,117,300
	Series 1998A, 5.500%, 12/15/19 – NPFG Insured (ETM)
1,400	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System,	4/20 at 100.00	A–	1,433,362
	Inc., Series 2010B, 5.000%, 4/01/30
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	1,317,200
	Series 2012B, 5.000%, 2/15/32
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc.,
	Series 2012:
2,105	5.000%, 6/01/32	6/22 at 100.00	A3	2,224,143
2,500	5.000%, 6/01/39	6/22 at 100.00	A3	2,613,950
4,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc.	8/24 at 100.00	A+	4,251,280
	Obligated Group, Refunding Series 2015, 5.000%, 8/15/39
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial
	Hospital, Inc., Series 2014A:
1,415	5.000%, 7/01/27	7/24 at 100.00	A	1,526,148
1,310	5.000%, 7/01/29	7/24 at 100.00	A	1,404,543
3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial	7/24 at 100.00	A	3,141,240
	Hospital, Inc., Series 2014B, 5.000%, 7/01/44
1,120	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson	10/22 at 102.00	N/R	1,181,443
	Hollow Project. Series 2014, 5.250%, 10/01/39
42,230	Total Wisconsin			39,834,519
$3,965,352	Total Municipal Bonds (cost $3,357,064,981)			3,519,958,283

Shares	Description (1), (9)	Value
	INVESTMENT COMPANIES – 0.1% (0.1% of Total Investments)
6,266	BlackRock MuniHoldings Fund Inc.	$87,912
26,880	Dreyfus Strategic Municipal Fund	190,848
131,278	DWS Municipal Income Trust	1,340,348
43,020	Invesco VK Investment Grade Municipal Trust	486,986
30,000	Invesco VK Municipal Opportunity Trust	328,800
43,420	PIMCO Municipal Income Fund II	542,316
	Total Investment Companies (cost $3,325,133)	2,977,210

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.1% (0.0% of Total Investments)
	Commercial Services & Supplies – 0.1% (0.0% of Total Investments)
$2,327	EWM P1 LLC (cash 15.000%, PIK 1.250%) (7)	15.000%	9/01/28	N/R	$1,628,936
	Transportation – 0.0% (0.0% of Total Investments)
568	Las Vegas Monorail Company, Senior Interest Bonds (10), (11)	5.500%	7/15/19	N/R	370,049
160	Las Vegas Monorail Company, Senior Interest Bonds (5), (10), (11)	5.500%	7/15/55	N/R	81,206
728	Total Transportation				451,255
$3,055	Total Corporate Bonds (cost $2,362,613)				2,080,191
	Total Long-Term Investments (cost $3,362,752,727)				3,525,015,684
	Borrowings – (1.1)% (12)				(24,400,000)
	Floating Rate Obligations – (1.1)%				(23,620,000)
	MuniFund Preferred Shares, net of deferred offering costs – (29.9)% (13)				(639,945,548)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (33.7)% (14)				(722,065,638)
	Other Assets Less Liabilities – 1.2%				26,695,748
	Net Assets Applicable to Common Shares – 100%				$2,141,680,246

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(8)
On July 1, 2017, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.000% to 2.000%.

(9)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
(10)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(11)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.

(12)	Borrowings as a percentage of Total Investments is 0.7%.
(13)	MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 18.2%.
(14)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 20.5%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

PIK
Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements

NMZ	Nuveen Municipal High Income
Opportunity Fund
Portfolio of Investments
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 152.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 151.0% (99.1% of Total Investments)
	Alabama – 0.6% (0.4% of Total Investments)
$ 182	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Big	1/19 at 100.00	N/R	$ 2
	Sky Environmental LLC Project, Refunding Taxable Series 2017C, 0.000%, 9/01/37, 144A
1,000	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Big	9/27 at 100.00	N/R	979,040
	Sky Environmental LLC Project, Series 2017A, 6.750%, 9/01/37 (Alternative Minimum Tax), 144A
212	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Big	9/27 at 100.00	N/R	197,929
	Sky Environmental LLC Project, Taxable Series 2017B, 6.750%, 9/01/37, 144A
1,000	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber	1/19 at 100.00	B3	999,990
	Co. Project, Series 1993, 6.450%, 12/01/23 (Alternative Minimum Tax)
2,000	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds,	9/25 at 100.00	N/R	1,917,600
	University of Mobile Project, Series 2015A, 6.000%, 9/01/45, 144A
1,000	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013C, 0.000%, 10/01/38 –	10/23 at 105.00	AA	871,000
	AGM Insured
5,394	Total Alabama			4,965,561
	Arizona – 2.4% (1.6% of Total Investments)
3,000	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University	6/22 at 100.00	A3	3,645,960
	Project, Tender Option Bond Trust 2016-XF2337, 12.910%, 6/01/42 – AGM Insured, 144A (IF) (4)
440	Phoenix Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Deer	7/24 at 101.00	N/R	419,558
	Valley Veterans Assisted Living Project, Series 2016A, 5.125%, 7/01/36
1,000	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Desert	5/24 at 100.00	N/R	1,057,800
	Heights Charter School, Series 2014, 7.250%, 5/01/44
100	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey	7/20 at 102.00	BB–	96,222
	Charter Schools Project, Series 2014A, 6.875%, 7/01/34
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey
	Charter Schools Project, Series 2016:
245	5.250%, 7/01/36	7/26 at 100.00	BB–	214,997
400	5.375%, 7/01/46	7/26 at 100.00	BB–	339,572
475	5.500%, 7/01/51	7/26 at 100.00	BB–	401,717
2,000	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San	2/24 at 100.00	N/R	2,210,560
	Tan Montessori School Project, Series 2014A , 9.000%, 2/01/44
465	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy	7/19 at 100.00	N/R (5)	484,590
	Traditional School Project, Series 2009, 8.500%, 7/01/39 (Pre-refunded 7/01/19)
2,500	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden	1/22 at 100.00	B	2,198,225
	Traditional Schools Project, Series 2012, 7.500%, 1/01/42
	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise
	Education Center Project, Series 2010:
1,315	6.000%, 6/01/40 (Pre-refunded 6/01/19)	6/19 at 100.00	BB+ (5)	1,345,574
500	6.100%, 6/01/45 (Pre-refunded 6/01/19)	6/19 at 100.00	BB+ (5)	511,910
1,150	Pinal County Industrial Development Authority, Arizona, Correctional Facilities Contract	1/19 at 100.00	BBB–	1,150,552
	Revenue Bonds, Florence West Prison LLC, Series 2002A, 5.250%, 10/01/22 – ACA Insured
1,665	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development Bonds,	5/22 at 100.00	BB–	1,840,608
	Series 2012A, 9.750%, 5/01/25
2,500	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc.	No Opt. Call	BBB	2,898,450
	Prepay Contract Obligations, Series 2007, 5.500%, 12/01/37, 144A
1,000	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water &	1/19 at 100.00	N/R	928,970
	Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)
18,755	Total Arizona			19,745,265

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California – 21.3% (14.0% of Total Investments)
$ 18,875	Alameda Corridor Transportation Authority, California, Revenue Bonds, Series 2016B, 5.000%,	10/26 at 100.00	Baa2	$ 20,369,900
	10/01/37 (UB) (4)
1,000	California Enterprise Development Authority, Recovery Zone Facility Revenue Bonds, SunPower	4/21 at 100.00	N/R	1,053,260
	Corporation – Headquarters Project, Series 2010, 8.500%, 4/01/31
2,205	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma	1/19 at 100.00	BB	2,210,645
	County Tobacco Securitization Corporation, Series 2005, 5.125%, 6/01/38
10,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health,	11/26 at 100.00	A+	10,903,700
	Series 2016B, 5.000%, 11/15/46 (UB) (4)
	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital
	and Clinics, Tender Option Bond Trust 2016-XF2353:
1,875	15.479%, 11/15/40, 144A (IF) (4)	11/21 at 100.00	AA–	2,653,800
1,250	14.481%, 11/15/40, 144A (IF) (4)	11/21 at 100.00	AA–	1,732,537
	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital, Series 2017A:
5,165	5.000%, 8/15/42 (UB) (4)	8/27 at 100.00	Baa2	5,648,237
22,115	5.000%, 8/15/47 (UB) (4)	8/27 at 100.00	Baa2	24,063,110
12,500	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System,	11/27 at 100.00	AA–	12,622,500
	Series 2017A-2, 4.000%, 11/01/44 (UB) (4)
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and
	Clinics, Tender Option Bond Trust 2016-XG0049:
250	13.396%, 8/15/51, 144A (IF) (4)	8/22 at 100.00	AA–	326,977
1,000	13.393%, 8/15/51, 144A (IF) (4)	8/22 at 100.00	AA–	1,307,820
1,020	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable	8/24 at 100.00	N/R	1,085,831
	Housing Inc. Projects, Series 2014B, 5.875%, 8/15/49
970	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/20 at 100.00	N/R (5)	1,047,396
	Series 2010B, 7.250%, 8/15/45 (Pre-refunded 8/15/20)
500	California Municipal Finance Authority, Revenue Bonds, California Baptist University, Series	11/26 at 100.00	N/R	538,185
	2016A, 5.000%, 11/01/36, 144A
7,430	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series	7/27 at 100.00	BBB–	7,154,124
	2017B, 4.000%, 7/01/42 (UB) (4)
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series	11/19 at 100.00	AA (5)	1,064,990
	2009, 8.500%, 11/01/39 (Pre-refunded 11/01/19)
10,000	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien, Series	6/28 at 100.00	BBB+	9,519,600
	2018A, 4.000%, 12/31/47 (Alternative Minimum Tax) (UB) (4)
400	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Aemerge	No Opt. Call	N/R	393,152
	Redpak Services Southern California, LLC Project, Subordinate Series 2017, 8.000%, 12/01/27
	(Alternative Minimum Tax), 144A
1,950	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley Learning	6/20 at 102.00	N/R	1,452,750
	Corporation, Series 2012A, 7.000%, 6/01/47 (6)
1,300	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 15.254%, 3/01/40 –	3/20 at 100.00	Aa3	1,525,732
	AGM Insured, 144A (IF) (4)
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda
	University Medical Center, Series 2014A:
800	5.250%, 12/01/44	12/24 at 100.00	BB	837,640
1,000	5.500%, 12/01/54	12/24 at 100.00	BB	1,050,470
6,940	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda	6/26 at 100.00	BB–	7,176,307
	University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A
520	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes	10/19 at 100.00	BBB+	538,793
	of the West, Series 2010, 6.250%, 10/01/39
500	California Statewide Communities Development Authority, Revenue Bonds, Lancer Educational	6/26 at 100.00	N/R	526,385
	Student Housing Project, Refunding Series 2016A, 5.000%, 6/01/46, 144A
1,000	California Statewide Communities Development Authority, Special Tax Bonds, Community	9/22 at 100.00	N/R	1,046,020
	Facilities District 2012-01, Fancher Creek, Series 2013A, 5.700%, 9/01/43

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 1,580	California Statewide Communities Development Authority, Statewide Community Infrastructure	9/21 at 100.00	N/R	$ 1,638,981
	Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41
500	California Statewide Community Development Authority, Revenue Bonds, California Baptist	11/21 at 100.00	N/R (5)	578,665
	University, Series 2011A, 7.500%, 11/01/41 (Pre-refunded 11/01/21)
1,500	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity	1/19 at 100.00	CC	1,277,730
	Health System, Series 2005A, 5.500%, 7/01/39
1,845	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds,	1/19 at 100.00	N/R	1,847,140
	Franciscan Mobile Home Park Project, Refunding Third Tier Series 2007C, 6.500%, 12/15/47
2,000	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds,	1/19 at 100.00	A+	2,002,940
	Franciscan Mobile Home Park, Refunding Series 2007A, 5.000%, 12/15/37
3,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/22 at 100.00	B+	3,581,410
	Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
2,660	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/22 at 100.00	N/R	2,601,693
	Bonds, Series 2018A-1, 5.000%, 6/01/47
5,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/22 at 100.00	N/R	4,890,400
	Bonds, Series 2018A-2, 5.000%, 6/01/47
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed
	Bonds, Series 2015A:
2,000	5.000%, 6/01/40 (UB) (4)	6/25 at 100.00	A+	2,167,580
2,000	5.000%, 6/01/45 (UB) (4)	6/25 at 100.00	A+	2,154,200
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed
	Bonds, Tender Option Bond Trust XF1038-1:
860	12.890%, 6/01/45, 144A (IF) (4)	6/25 at 100.00	A+	1,125,207
1,500	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust	7/21 at 100.00	Aaa	2,159,535
	3253, 18.037%, 7/15/40, 144A (IF) (4)
	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area,
	Series 2005:
1,000	5.000%, 8/01/25 – AMBAC Insured	1/19 at 100.00	N/R	1,016,290
1,000	5.000%, 8/01/35 – AMBAC Insured	1/19 at 100.00	N/R	1,011,620
	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment
	Project Areas Housing Programs, Series 2009:
190	6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (5)	197,190
145	6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	BBB (5)	150,487
390	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series 2013B,	9/23 at 100.00	N/R	412,690
	5.250%, 9/01/32
850	Los Angeles County, California, Community Development Commission Headquarters Office Building,	9/21 at 100.00	Aa3	1,088,102
	Lease Revenue Bonds, Community Development Properties Los Angeles County Inc., Tender
	Option Bond Trust 2016-XL0022, 14.011%, 9/01/42, 144A (IF) (4)
1,825	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/20 at 100.00	AA	2,092,673
	Airport, Tender Option Bond Trust 2016-XL0005, 13.540%, 5/15/40, 144A (IF) (4)
1,000	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A,	9/21 at 100.00	A	1,125,990
	Subordinate Lien Series 2011A, 7.000%, 9/01/31
	March Joint Powers Redevelopment Agency, California, Tax Allocation Revenue Bonds, March Air
	Force Base Redevelopment Project, Series 2011A:
1,000	7.000%, 8/01/26 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (5)	1,130,380
1,500	7.500%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (5)	1,715,490
500	National City Community Development Commission, California, Tax Allocation Bonds, National	8/21 at 100.00	A (5)	566,690
	City Redevelopment Project, Series 2011, 7.000%, 8/01/32 (Pre-refunded 8/01/21)
330	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment	9/21 at 100.00	A–	361,911
	Project, Series 2011, 6.750%, 9/01/40
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010:
295	5.250%, 11/01/21 (Pre-refunded 11/01/20)	11/20 at 100.00	Ba1 (5)	305,254
1,000	6.000%, 11/01/41 (Pre-refunded 11/01/20)	11/20 at 100.00	Ba1 (5)	1,079,980
1,200	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project	10/21 at 100.00	A	1,346,748
	Area, Series 2011B, 6.750%, 10/01/30

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program
	Facilities Projects, Tender Option Bond Trust 2016-XG0100:
$ 750	13.934%, 12/01/30 – AMBAC Insured, 144A (IF) (4)	No Opt. Call	A+	$ 1,230,637
2,015	13.934%, 12/01/33 – AMBAC Insured, 144A (IF) (4)	No Opt. Call	A+	3,560,606
	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
960	8.000%, 12/01/26	12/21 at 100.00	BB	1,093,814
1,000	8.000%, 12/01/31	12/21 at 100.00	BB	1,119,730
4,095	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax	8/21 at 61.78	N/R	2,182,021
	Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D, 0.000%,
	8/01/31, 144A
1,000	Santa Margarita Water District, California, Special Tax Bonds, Community Facilities District	9/23 at 100.00	N/R	1,070,680
	2013-1 Village of Sendero, Series 2013, 5.625%, 9/01/43
1,000	Santee Community Development Commission, California, Santee Redevelopment Project Tax	2/21 at 100.00	A (5)	1,110,470
	Allocation Bonds, Series 2011A, 7.000%, 8/01/41 (Pre-refunded 2/01/21)
1,065	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities	9/27 at 100.00	N/R	1,066,321
	District 16-01, Series 2017, 6.250%, 9/01/47, 144A
1,890	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	12/18 at 100.00	B–	1,899,904
	Bonds, Series 2005A-1, 5.500%, 6/01/45
650	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project	9/21 at 100.00	BBB+ (5)	749,573
	Area, Series 2011A, 7.650%, 9/01/42 (Pre-refunded 9/01/21)
1,250	University of California, General Revenue Bonds, Tender Option Bond Trust 2016-XL0001,	5/23 at 100.00	AA	1,693,237
	13.540%, 5/15/39, 144A (IF) (4)
164,410	Total California			174,253,830
	Colorado – 7.9% (5.1% of Total Investments)
500	Aurora Single Tree Metropolitan District, City of Aurora, Adams County, Colorado, Limited Tax	No Opt. Call	N/R	500,000
	General Obligation Bonds, Refunding Series 2006, 5.000%, 11/15/20
500	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue Bonds,	12/21 at 103.00	N/R	462,750
	Refunding Subordinate Lien Series 2016B, 8.000%, 6/15/37
750	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	1/19 at 100.00	BB+	751,320
	Community Leadership Academy Project, Series 2008, 6.250%, 7/01/28
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	1/19 at 100.00	N/R	992,810
	Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2006,
	5.625%, 2/15/36
2,220	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Mountain	10/22 at 100.00	N/R	2,293,926
	Phoenix Community School, Series 2012, 7.000%, 10/01/42
560	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview	7/24 at 100.00	BB	564,441
	Academy Project, Series 2014, 5.375%, 7/01/44, 144A
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health System/Sunbelt	5/26 at 100.00	AA	5,420,600
	Obligated Group, Series 2016A, 5.000%, 11/15/41 (UB)
2,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes of the	2/24 at 100.00	N/R	2,802,950
	Midwest Obligated Group, Series 2013, 8.000%, 8/01/43
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project,	2/26 at 100.00	N/R	972,160
	Series 2016, 6.125%, 2/01/46, 144A
750	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of	1/20 at 100.00	AA–	850,612
	Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF0054, 14.164%,
	1/01/30, 144A (IF)
1,285	Colorado Health Facilities Authority, Revenue Bonds, Craig Hospital Project, Series 2012,	12/22 at 100.00	A+	1,374,822
	5.000%, 12/01/32 (UB) (4)
518	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series	1/19 at 100.00	N/R	—
	2007, 5.000%, 12/01/18 (Alternative Minimum Tax) (7)
	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project,
	Series 2017:
5,045	6.750%, 4/01/27 (Alternative Minimum Tax) (7)	No Opt. Call	N/R	635,924
2,224	6.875%, 10/01/27 (Alternative Minimum Tax) (7)	No Opt. Call	N/R	769,417

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 2,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation	12/22 at 100.00	N/R	$ 2,055,640
	Bonds, Series 2012A, 6.750%, 12/01/39
	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
925	5.400%, 12/01/27	1/19 at 100.00	N/R	650,932
1,500	5.450%, 12/01/34	1/19 at 100.00	N/R	1,034,205
10,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2018A, 4.000%, 12/01/48	12/28 at 100.00	A	9,528,500
	(Alternative Minimum Tax) (UB) (4)
2,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 –	No Opt. Call	A	1,464,540
	NPFG Insured
708	Erie Highlands Metropolitan District No. 1 (In the Town of Erie), Weld County, Colorado,	12/20 at 103.00	N/R	686,880
	General Obligation Limited Tax Bonds, Series 2015B, 7.750%, 12/15/45
923	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment	3/20 at 100.00	N/R	945,364
	Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40
1,000	Fitzsimons Village Metropolitan District 3, Arapahoe County, Colorado, Tax Increment/Public	3/20 at 100.00	N/R	970,780
	Improvement Fee Supported Revenue Bonds, Series 2014A, 6.000%, 3/01/44
	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
1,000	5.750%, 12/01/30	12/24 at 100.00	N/R	1,012,210
1,080	6.000%, 12/01/38	12/24 at 100.00	N/R	1,083,748
1,989	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds,	12/19 at 100.00	N/R	1,939,971
	Series 2009A-1, 9.000%, 8/01/39 (8), (9)
2,000	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax,	12/24 at 100.00	N/R	2,008,420
	Refunding & Improvement Series 2015, 6.125%, 12/01/44
933	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax,	1/19 at 100.00	N/R	899,860
	Series 2007A, 5.500%, 12/01/37
1,000	Iliff Commons Metropolitan District 2, Aurora, Arapahoe County, Colorado, General Obligation	12/20 at 103.00	N/R	1,000,360
	Bonds, Limited Tax Convertible to Unlimited Tax Series 2015, 6.250%, 12/01/44
305	Iliff Commons Metropolitan District 2, Aurora, Arapahoe County, Colorado, General Obligation	12/21 at 103.00	N/R	305,043
	Bonds, Subordinated Limited Tax Convertible to Unlimited Tax Series 2016B, 8.000%, 12/15/46
2,000	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds,	12/20 at 103.00	N/R	1,900,140
	Refunding Series 2015, 5.500%, 12/01/45
	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A:
675	5.250%, 12/01/36	12/21 at 103.00	N/R	630,140
1,265	5.375%, 12/01/46	12/21 at 103.00	N/R	1,164,635
3,040	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds,	1/19 at 100.00	N/R	2,994,309
	Series 2007, 6.750%, 1/01/34
1,250	Lewis Pointe Metropolitan District, Thornton, Colorado, Limited Tax Convertible to Unlimited	12/20 at 100.00	N/R	1,246,650
	Tax General Obligation Bonds, Series 2015A, 6.000%, 12/01/44
500	Leyden Rock Metropolitan District No. 10, In the City of Arvada, Colorado, Limited Tax General	12/21 at 103.00	N/R	495,580
	Obligation Bonds, Refunding and Improvement Series 20016A, 5.000%, 12/01/45
500	Leyden Rock Metropolitan District No. 10, In the City of Arvada, Colorado, Limited Tax General	12/21 at 103.00	N/R	481,095
	Obligation Bonds, Refunding and Improvement Series 20016B, 7.250%, 12/15/45
500	Midcities Metropolitan District No. 2, In the City and County of Broomfield, Colorado,	12/21 at 103.00	N/R	482,250
	Subordinate Special Revenue Refunding Bonds, Series 2016B, 7.750%, 12/15/46
2,000	Murphy Creek Metropolitan District 3, Aurora, Colorado, General Obligation Bonds, Refunding &	1/19 at 100.00	N/R	1,640,000
	Improvement Series 2006, 6.125%, 12/01/35 (10)
1,000	Pinon Pines Metropolitan District No. 1, El Paso County, Colorado, General Obligation Limited	12/21 at 103.00	N/R	881,220
	Tax Bonds, Series 2016, 5.375%, 12/01/46
1,080	Promenade at Castle Rock Metropolitan District 1, Colorado, General Obligation Bonds, Limited	12/20 at 103.00	N/R	1,117,854
	Tax Series 2015A, 5.750%, 12/01/39
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private
	Activity Bonds, Series 2010:
1,000	6.500%, 1/15/30	7/20 at 100.00	BBB+	1,048,430
1,000	6.000%, 1/15/41	7/20 at 100.00	BBB+	1,033,870

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 978	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General	12/19 at 103.00	N/R	$ 993,824
	Obligation Bonds, Series 2015A, 6.000%, 12/01/38
875	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General	12/19 at 103.00	N/R	878,771
	Obligation Bonds, Series 2015B, 7.750%, 12/15/38
3,000	Stone Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax	1/19 at 100.00	N/R	480,000
	Convertible to Unlimited, Series 2007, 7.250%, 12/01/31 (6)
1,815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax	12/20 at 100.00	N/R	1,850,937
	Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39
965	VDW Metropolitan District 2, Larimer County, Colorado, General Obligation Bonds, Refunding	12/21 at 103.00	A2	885,465
	Limited Tax Series 2016B, 7.250%, 12/15/45
74,658	Total Colorado			64,183,355
	Connecticut – 1.4% (0.9% of Total Investments)
4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health Credit	6/26 at 100.00	AA–	4,340,880
	Group, Series 2016, 5.000%, 12/01/45 (UB)
28	District of Columbia, Revenue Bonds, Howard University, Tender Option Bond Trust 2016-XG0094,	4/21 at 100.00	N/R	33,391
	18.356%, 10/01/37, 144A (IF) (4)
2,472	District of Columbia, Revenue Bonds, Howard University, Tender Option Bond Trust 2016-XG0094,	4/21 at 100.00	Ba2	2,947,984
	18.356%, 10/01/37, 144A (IF) (4)
2,500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue	4/20 at 100.00	N/R (5)	2,697,825
	Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39 (Pre-refunded 4/01/20)
6,047	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series	No Opt. Call	N/R	212,846
	2013A, 0.240%, 7/01/31 (cash 4.000%, PIK 2.050%) (6)
1,000	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series	4/21 at 100.00	N/R (5)	1,110,720
	2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)
16,047	Total Connecticut			11,343,646
	Delaware – 0.3% (0.2% of Total Investments)
2,500	Delaware Economic Development Authority, Revenue Bonds, Odyssey Charter School Inc. Project,	3/25 at 100.00	N/R	2,397,775
	Series 2015A, 7.000%, 9/01/45, 144A
	District of Columbia – 0.2% (0.1% of Total Investments)
165	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds,	No Opt. Call	A–	180,320
	Series 2001, 6.500%, 5/15/33
1,000	District of Columbia, Revenue Bonds, Cesar Chavez Public Charter Schools for Public Policy,	11/20 at 100.00	B–	1,020,460
	Series 2011, 7.500%, 11/15/31
250	District of Columbia, Revenue Bonds, KIPP DC Issue, Series 2013A, 6.000%, 7/01/33	7/23 at 100.00	BBB+ (5)	289,958
	(Pre-refunded 7/01/23)
1,415	Total District of Columbia			1,490,738
	Florida – 15.1% (9.9% of Total Investments)
1,500	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Terraces	11/21 at 100.00	N/R	1,640,640
	at Bonita Springs Project, Series 2011A, 8.125%, 11/15/46
815	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series	1/19 at 100.00	N/R	754,845
	2006A, 5.125%, 5/01/38
1,840	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series	5/22 at 100.00	N/R	1,867,950
	2012, 6.700%, 5/01/42
1,735	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series	5/25 at 100.00	N/R	1,656,110
	2015, 5.375%, 5/01/45
995	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special	11/25 at 100.00	N/R	992,105
	Assessment Bonds, Series 2015, 5.250%, 11/01/46
905	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Phase 1	11/24 at 100.00	N/R	1,007,138
	Project, Series 2013A, 6.125%, 11/01/33

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,850	Boggy Creek Improvement District, Orlando, Florida, Special Assessment Revenue Bonds,	5/23 at 100.00	N/R	$ 1,835,070
	Refunding Series 2013, 5.125%, 5/01/43
2,700	Brevard County, Florida, Industrial Development Revenue Bonds, TUFF Florida Tech Project,	11/19 at 100.00	BB+	2,753,946
	Series 2009, 6.500%, 11/01/29
700	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000, 7.500%,	1/19 at 100.00	Caa1	700,154
	11/01/20 (Alternative Minimum Tax)
1,435	Capital Projects Finance Authority, Student Housing Revenue Bonds, Capital Projects Loan	1/19 at 100.00	Baa2	1,445,691
	Program, Series 2001F-1, 5.000%, 10/01/31 – NPFG Insured
1,000	Capital Trust Agency, Florida, Revenue Bonds, Palm Coast Senior Living Community Project,	4/24 at 103.00	N/R	933,300
	Series 2017A, 7.000%, 10/01/49, 144A
1,000	Capital Trust Agency, Florida, Senior Living Facilities Revenue Bonds, Elim Senior Housing,	8/24 at 103.00	N/R	970,640
	Inc. Project, Series 2017, 5.875%, 8/01/52, 144A
1,000	Celebration Pointe Community Development District 1, Alachua County, Florida, Special	5/24 at 100.00	N/R	994,970
	Assessment Revenue Bonds, Series 2014, 5.125%, 5/01/45
2,000	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue	5/24 at 100.00	N/R	1,946,260
	Bonds, Arlington of Naples Project, Series 2014A, 7.750%, 5/15/35, 144A
940	Copperstone Community Development District, Manatee County, Florida, Capital Improvement	1/19 at 100.00	N/R	926,417
	Revenue Bonds, Series 2007, 5.200%, 5/01/38
935	Cordoba Ranch Community Development District, Hillsborough County, Florida, Special Assessment	1/19 at 100.00	N/R	931,653
	Revenue Bonds, Series 2006, 5.550%, 5/01/37
800	Fishhawk Community Development District IV, Hillsborough County, Florida, Special Assessment	5/23 at 100.00	N/R	826,680
	Revenue Bonds, Series 2013A, 7.000%, 5/01/33
1,850	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral	7/24 at 100.00	N/R	1,853,256
	Charter Elementary School Project, Series 2014A, 6.500%, 7/01/44
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral	7/27 at 100.00	N/R	957,920
	Charter Elementary School Project, Series 2017A, 5.750%, 7/01/44, 144A
565	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter	7/26 at 100.00	N/R	521,998
	Foundation Inc. Projects, Series 2016A, 5.000%, 7/15/46, 144A
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance	9/20 at 100.00	BB+	1,031,250
	Charter School, Inc. Projects, Series 2010A, 6.000%, 9/15/40
2,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance	6/21 at 100.00	BB	2,153,700
	Charter School, Inc. Projects, Series 2011A, 7.625%, 6/15/41
4,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance	6/23 at 100.00	N/R	4,485,000
	Charter School, Inc. Projects, Series 2013A, 8.500%, 6/15/44
14,300	Florida, Development Finance Corporation, Surface Transportation Facility Revenue Bonds,	1/19 at 105.00	N/R	14,798,784
	Brightline Passenger Rail Project – South Segment, Series 2017, 0.000%, 1/01/47 (Alternative
	Minimum Tax), 144A
2,500	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special	11/22 at 100.00	N/R	2,640,100
	Assessment Bonds, Doral Breeze Project Series 2012, 5.500%, 11/01/32
1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special	5/24 at 100.00	N/R	1,034,450
	Assessment Improvement Bonds, Assessment Area Two Project, Refunding Series 2014A-2,
	6.500%, 5/01/39
1,940	Harmony Community Development District, Florida, Capital Improvement Revenue Bonds, Special	5/24 at 100.00	N/R	1,971,447
	Assessment, Refunding Series 2014, 5.250%, 5/01/32
1,000	Jacksonville Economic Development Commission, Industrial Development Revenue Bonds, Gerdau	12/18 at 100.00	BBB–	1,000,100
	Ameristeel US Inc. Project, Series 2007, 5.300%, 5/01/37 (Alternative Minimum Tax)
1,000	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds,	11/22 at 100.00	N/R	1,020,700
	Series 2012, 5.750%, 11/01/42
665	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood	5/25 at 100.00	N/R	642,450
	Centre North Project, Series 2015, 4.875%, 5/01/45
2,000	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County	1/19 at 100.00	BB–	1,862,940
	Community Charter Schools, Series 2007A, 5.375%, 6/15/37

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 630	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds,	12/22 at 105.00	N/R	$ 630,403
	Preserve Project, Series 2017A, 5.750%, 12/01/52, 144A
	Miami Beach, Florida, Resort Tax Revenue Bonds, Series 2015:
12,190	5.000%, 9/01/45 (UB) (4)	9/25 at 100.00	AA–	13,299,534
750	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue	7/27 at 100.00	N/R	704,220
	Bonds, South Florida Autism Charter School Project, Series 2017, 6.000%, 7/01/47, 144A
1,085	Miami World Center Community Development District, Miami-Dade County, Florida, Special	11/27 at 100.00	N/R	1,101,318
	Assessment Bonds, Series 2017, 5.250%, 11/01/49
750	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Youth Co-Op	9/25 at 100.00	N/R	742,043
	Charter Schools Project, Series 2015A, 6.000%, 9/15/45, 144A
12,430	Miami-Dade County, Florida, General Obligation Bonds, Series 2015D, 5.000%, 7/01/45 (UB)	7/26 at 100.00	AA	13,611,969
1,250	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Tender Option Bond Trust	10/20 at 100.00	A+	1,521,500
	2016-XG0030, 13.235%, 10/01/39, 144A – AGM Insured (IF)
930	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds,	8/26 at 100.00	N/R	950,841
	Development Unit 53, Series 2015, 5.500%, 8/01/46
	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of
	Boca Raton Project, Series 2014A:
620	7.000%, 6/01/29	6/22 at 102.00	N/R	691,771
3,110	7.500%, 6/01/49	6/22 at 102.00	N/R	3,513,554
3,665	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina,	1/19 at 100.00	N/R	3,665,220
	Series 2004, 5.750%, 5/01/35
1,710	Reunion West Community Development District, Florida, Special Assessment Bonds, Series	5/22 at 100.00	N/R	1,805,281
	2004A-1, 6.250%, 5/01/36
2,500	Rolling Oaks Community Development District, Florida, Special Assessment Bonds, Series 2016,	11/27 at 100.00	N/R	2,598,575
	6.000%, 11/01/47
990	Shingle Creek Community Development District, Florida, Special Assessment Revenue Bonds,	11/25 at 100.00	N/R	970,705
	Series 2015, 5.400%, 11/01/45
875	Sweetwater Creek Community Development District, Saint John’s County, Florida, Capital	1/19 at 100.00	N/R	874,930
	Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38
2,500	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/19 at 100.00	N/R	2,430,750
	Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (9)
1,540	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	1,253,221
	Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (9)
	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note,
	Series 2007-3:
120	6.375%, 5/01/19 (6)	No Opt. Call	N/R	1
1,360	6.650%, 5/01/40 (6)	1/19 at 100.00	N/R	14
2,845	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series	5/19 at 100.00	N/R	28
	2007A-2, 5.250%, 5/01/39 (6)
120	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing	1/19 at 100.00	N/R	114,726
	Parcel Series 2007-1. RMKT, 6.650%, 5/01/40
600	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing	5/19 at 100.00	N/R	519,366
	Parcel Series 2007A-1. RMKT, 5.250%, 5/01/39
3,740	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	1/19 at 100.00	N/R	2,978,686
	2015-1, 0.000%, 5/01/40 (6)
2,300	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	1/19 at 100.00	N/R	1,507,121
	2015-2, 0.000%, 5/01/40 (6)
2,505	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series	1/19 at 100.00	N/R	25
	2015-3, 6.610%, 5/01/40 (6)
3,545	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006,	1/19 at 100.00	N/R	3,547,978
	5.400%, 5/01/37

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 3,405	Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master	11/31 at 100.00	N/R	$ 3,463,225
	Infrastructure Improvements, Series 2016A-2, 6.375%, 11/01/47
1,000	Venetian Parc Community Development District, Miami-Dade County, Florida, Special Assessment	11/28 at 100.00	N/R	1,266,710
	Bonds, Area One Project, Series 2013, 6.500%, 11/01/43
975	Waterset North Community Development District, Hillsborough County, Florida, Special	11/24 at 100.00	N/R	1,006,093
	Assessment Revenue Bonds, Series 2014, 5.500%, 11/01/45
1,000	Windsor at Westside Community Development District, Osceola County, Florida, Special	11/25 at 100.00	N/R	950,270
	Assessment Bonds, Area 1 Project, Series 2015, 5.125%, 11/01/45
128,010	Total Florida			123,877,742
	Georgia – 1.0% (0.6% of Total Investments)
1,000	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds,	11/23 at 100.00	BBB+	983,210
	Testletree Village Apartments, Series 2013A, 5.000%, 11/01/48
800	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%,	1/19 at 100.00	A2 (5)	807,376
	1/01/31 (Pre-refunded 1/01/19)
1,250	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air	6/20 at 100.00	Baa3	1,361,512
	Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29
1,880	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy	10/23 at 100.00	N/R	1,946,138
	Project, Series 2013A, 7.125%, 10/01/43
1,000	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project, Series	4/23 at 100.00	N/R	923,210
	2013A, 6.500%, 4/01/43
	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
392	5.500%, 7/15/23	7/21 at 100.00	N/R	392,341
767	5.500%, 7/15/30	7/21 at 100.00	N/R	767,418
842	5.500%, 1/15/36	7/21 at 100.00	N/R	842,693
7,931	Total Georgia			8,023,898
	Guam – 0.4% (0.2% of Total Investments)
2,445	Guam Government, General Obligation Bonds, 2009 Series A, 7.000%, 11/15/39	11/19 at 100.00	N/R (5)	2,569,964
	(Pre-refunded 11/15/19)
330	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43	10/23 at 100.00	BBB+	364,482
	(Alternative Minimum Tax)
2,775	Total Guam			2,934,446
	Hawaii – 0.2% (0.1% of Total Investments)
1,655	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric	7/19 at 100.00	Baa2	1,699,139
	Company, Inc. and Subsidiary Projects, Series 2009, 6.500%, 7/01/39
	Idaho – 0.1% (0.0% of Total Investments)
500	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Tender	3/22 at 100.00	A–	588,965
	Option Bond Trust 2016-XG0066, 12.246%, 3/01/47, 144A- AGM Insured (IF) (4)
	Illinois – 20.2% (13.3% of Total Investments)
730	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	1/19 at 100.00	N/R	719,357
10,670	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Capital Improvement	4/27 at 100.00	A	12,193,783
	Revenues, Series 2017, 6.000%, 4/01/46 (UB) (4)
1,500	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Project	12/24 at 100.00	BB–	1,519,395
	Series 2015C, 5.250%, 12/01/39
1,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding	12/20 at 100.00	BB–	1,004,460
	Series 2010F, 5.000%, 12/01/31
15,384	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/25 at 100.00	B+	17,435,205
	2016A, 7.000%, 12/01/44
2,025	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/26 at 100.00	B+	2,267,615
	2016B, 6.500%, 12/01/46

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 9,910	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series	12/27 at 100.00	B+	$ 11,570,520
	2017A, 7.000%, 12/01/46, 144A
3,000	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Series	12/24 at 100.00	AA+	3,239,340
	2015A, 5.000%, 12/01/44 (UB) (4)
7,500	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%,	12/21 at 100.00	A3	7,879,950
	12/01/40 (UB) (4)
1,595	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th and State	12/18 at 100.00	N/R	1,580,534
	Redevelopment Project, Series 2012, 6.100%, 1/15/29
2,567	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds,	1/19 at 100.00	N/R	1,879,090
	Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26 (6)
2,000	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A, 5.250%, 1/01/30	1/24 at 100.00	BBB+	2,101,200
9,400	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB+	10,448,758
1,000	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D, 5.500%, 1/01/37	1/25 at 100.00	BBB+	1,053,790
1,880	Chicago, Illinois, General Obligation Bonds, Refunding Series 2008A, 5.250%, 1/01/37 –	12/18 at 100.00	BBB+	1,882,012
	FGIC Insured
130	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/38	1/26 at 100.00	BBB+	133,375
1,500	Chicago, Illinois, General Obligation Bonds, Variable Rate Demand Series 2007F, 5.500%, 1/01/42	1/25 at 100.00	BBB+	1,574,100
5,000	City of Chicago, Illinois, Chicago O’Hare International Airport, Senior Special Facilities	7/28 at 100.00	BBB	5,294,400
	Revenue Bonds, TRIPs Obligated Group, Series 2018, 5.000%, 7/01/48 (Alternative Minimum Tax)
4,000	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International	10/20 at 100.00	B+	4,179,840
	Corporation Project, Series 2010, 6.750%, 10/15/40
5,000	Illinois Finance Authority Revenue Bonds, Ness Healthcare NFP, Series 2016A, 6.375%,	11/26 at 100.00	N/R	4,601,450
	11/01/46, 144A
1,000	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International	10/20 at 100.00	B+	1,049,600
	Corporation Project, Series 2010, 6.750%, 10/15/40
1,000	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 6.000%, 10/01/48	10/22 at 100.00	BBB–	1,051,620
5,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Series 2017A,	1/28 at 100.00	Aa2	4,850,100
	4.000%, 7/15/47 (UB) (4)
11,175	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C, 4.000%,	2/27 at 100.00	Aa2	10,774,600
	2/15/41 (UB)
25	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	N/R (5)	26,107
	(Pre-refunded 8/15/19)
2,875	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	N/R (5)	3,002,247
	(Pre-refunded 8/15/19)
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,
	Series 2009:
2,000	6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (5)	2,075,580
3,850	7.000%, 8/15/44 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (5)	3,997,994
	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust
	2015-XF0121:
250	16.886%, 8/15/41 – AGM Insured, 144A (IF) (4)	8/21 at 100.00	A2	332,627
1,685	16.876%, 8/15/41 – AGM Insured, 144A (IF) (4)	8/21 at 100.00	A2	2,241,488
5,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series	2/27 at 100.00	AA–	4,889,900
	2016B, 4.000%, 8/15/41 (UB) (4)
3,000	Illinois State, General Obligation Bonds, December Series 2017A, 5.250%, 12/01/30	12/27 at 100.00	BBB	3,118,440
	Illinois State, General Obligation Bonds, November Series 2016:
1,000	5.000%, 11/01/35	11/26 at 100.00	BBB	1,014,480
1,000	5.000%, 11/01/37	11/26 at 100.00	BBB	1,011,170
630	Illinois State, General Obligation Bonds, Series 2012A, 5.000%, 3/01/36	3/22 at 100.00	BBB	638,240
5,445	Illinois State, Sales Tax Revenue Bonds, Series 2016C, 4.000%, 6/15/31 (UB) (4)	6/26 at 100.00	BBB	5,494,713

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 2,000	Lombard Public Facilities Corporation, Illinois, Conference Center and Hotel Revenue Bonds,	1/19 at 100.00	N/R	$ 1,875,960
	First Tier Series 2005A-2, 5.500%, 1/01/36 – ACA Insured
10,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion	No Opt. Call	Baa2	4,788,600
	Project, Series 2002A, 0.000%, 12/15/33 – NPFG Insured
800	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series	6/21 at 100.00	N/R (5)	874,152
	2010, 6.000%, 6/01/28 (Pre-refunded 6/01/21)
930	Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds, Evans Road Series 2013B,	12/23 at 100.00	N/R	942,974
	7.000%, 12/01/33
6,170	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Series 2018A,	1/28 at 100.00	AA–	6,813,531
	5.000%, 1/01/31 (UB) (4)
1,000	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group,	11/23 at 100.00	N/R (5)	1,216,530
	Inc., Series 2013, 7.125%, 11/01/43 (Pre-refunded 11/01/23)
9,945	Illinois State, General Obligation Bonds, Series 2017D, 5.000%, 11/01/27 (UB) (4)	No Opt. Call	BBB–	10,331,960
895	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project	1/19 at 100.00	N/R	474,350
	Revenue Bonds, Series 2007, 6.000%, 1/01/26 (11)
162,466	Total Illinois			165,445,137
	Indiana – 2.2% (1.5% of Total Investments)
4,150	Carmel Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2004A,	1/19 at 100.00	N/R	4,076,130
	6.650%, 1/15/24
1,000	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender Option	No Opt. Call	AA	1,722,360
	Bond Trust 2016-XL0019, 14.011%, 4/01/30 – AMBAC Insured, 144A (IF) (4)
1,250	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation	No Opt. Call	A2	1,513,337
	Guaranteed, Tender Option Bond Trust 2015-XF0115, 13.444%, 10/15/20, 144A (IF) (4)
1,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Discovery Charter School	12/25 at 100.00	BB–	985,920
	Project, Series 2015A, 7.250%, 12/01/45
1,000	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel	No Opt. Call	BB–	1,023,360
	Corporation Project, Refunding Series 2011, 6.000%, 12/01/19
2,000	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel	8/22 at 100.00	BB–	2,000,460
	Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)
500	Indiana Finance Authority, Hospital Revenue Bonds, King’s Daughters’ Hospital and Health	8/20 at 100.00	A	517,580
	Services, Series 2010, 5.500%, 8/15/45
	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group Revenue Bonds, Tender
	Option Bond Trust 2015-XF0106:
1,290	13.167%, 12/01/37, 144A (IF), (4)	12/20 at 100.00	AA–	1,582,159
1,250	14.164%, 12/01/38, 144A (IF), (4)	12/19 at 100.00	AA–	1,420,037
1,000	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Series	11/23 at 100.00	N/R	1,102,120
	2013, 7.250%, 11/01/43 (Alternative Minimum Tax)
955	St. Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village	7/19 at 100.00	N/R	934,468
	Apartments, Series 2005A, 7.500%, 7/01/35
1,375	Terre Haute, Indiana, Economic Development Solid Waste Facility Revenue Bonds, Pyrolyx USA	No Opt. Call	N/R	1,337,641
	Indiana, LLC Project, Series 2017A, 7.250%, 12/01/28 (Alternative Minimum Tax)
16,770	Total Indiana			18,215,572
	Iowa – 0.9% (0.6% of Total Investments)
1,030	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project,	8/22 at 100.00	BBB–	1,046,882
	Series 2012, 4.750%, 8/01/42
2,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company	12/23 at 100.00	B	2,115,720
	Project, Series 2013, 5.250%, 12/01/25
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
1,000	5.375%, 6/01/38	1/19 at 100.00	B+	1,002,640
2,900	5.625%, 6/01/46	1/19 at 100.00	B	2,903,741
6,930	Total Iowa			7,068,983

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas – 0.7% (0.5% of Total Investments)
$ 5,305	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health System,	9/25 at 100.00	AA–	$ 5,714,334
	Refunding & Improvement, Series 2015, 5.000%, 9/01/45 (UB) (4)
	Kentucky – 7.5% (4.9% of Total Investments)
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health,
	Refunding Series 2017A:
5,450	5.000%, 6/01/41	6/27 at 100.00	Baa3	5,606,797
3,300	5.000%, 6/01/45	6/27 at 100.00	Baa3	3,383,193
12,665	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health,	6/27 at 100.00	BB+	12,984,285
	Series 2017A, 5.000%, 6/01/45 (UB) (4)
500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical	6/20 at 100.00	Baa3 (5)	529,665
	Health System, Series 2010A, 6.000%, 6/01/30 (Pre-refunded 6/01/20)
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky
	Information Highway Project, Series 2015A:
11,000	5.000%, 7/01/37 (UB)	7/25 at 100.00	Baa2	11,627,330
9,295	5.000%, 7/01/40 (UB)	7/25 at 100.00	Baa2	9,697,566
16,800	5.000%, 1/01/45 (UB)	7/25 at 100.00	Baa2	17,448,312
59,010	Total Kentucky			61,277,148
	Louisiana – 1.4% (0.9% of Total Investments)
2,205	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing	7/23 at 100.00	N/R	2,331,192
	(US) LLC Project, Series 2013, 6.000%, 7/01/36
1,825	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation	12/21 at 100.00	N/R	1,934,646
	Project, Series 2011A, 7.750%, 12/15/31
100	Louisiana Local Government Environmental Facilities and Community Development Authority,	No Opt. Call	N/R	1
	Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/18 (6)
500	Louisiana Local Government Environmental Facilities and Community Development Authority,	11/20 at 100.00	BBB	536,400
	Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-1, 6.500%, 11/01/35
	Louisiana Local Government Environmental Facilities and Community Development Authority,
	Revenue Bonds, Womans Hospital Foundation Project, Tender Option Bonds Trust 2016-XF2336:
750	16.433%, 10/01/40, 144A (IF) (4)	10/20 at 100.00	A2	956,040
750	16.424%, 10/01/40, 144A (IF) (4)	10/20 at 100.00	A2	955,912
1,000	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US)	7/23 at 100.00	N/R	1,086,720
	LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax), 144A
2,000	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding	No Opt. Call	Baa1	1,735,200
	Series 2017, 0.000%, 10/01/33 (9)
2,110	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy	12/23 at 100.00	N/R	2,229,574
	Foundation Project, Series 2013A, 8.125%, 12/15/33
2,000	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds, Louisiana	No Opt. Call	N/R	20
	Pellets Inc. Project, Series 2015, 7.000%, 7/01/24 (Alternative Minimum Tax) (6)
13,240	Total Louisiana			11,765,705
	Maine – 0.4% (0.3% of Total Investments)
3,155	Portland Housing Development Corporation, Maine, Section 8 Assisted Senior Living Revenue	1/19 at 100.00	Baa2	3,158,628
	Bonds, Avesta Housing Development Corporation, Series 2004A, 6.000%, 2/01/34
	Maryland – 0.9% (0.6% of Total Investments)
3,000	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine Terminals	9/20 at 100.00	BB–	3,099,090
	Inc. Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25
4,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference	1/19 at 100.00	N/R	2,720,000
	Center, Series 2006A, 5.000%, 12/01/31 (6)
2,500	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference	1/19 at 100.00	N/R	1,700,000
	Center, Series 2006B, 5.250%, 12/01/31 (6)
9,500	Total Maryland			7,519,090

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts – 1.8% (1.2% of Total Investments)
	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2017B:
$ 5,735	4.250%, 7/01/46 (Alternative Minimum Tax) (UB)	7/26 at 100.00	A	$ 5,615,827
480	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series	1/19 at 100.00	N/R	489,562
	2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)
2,985	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016E, 4.000%,	4/25 at 100.00	AA	3,071,744
	4/01/33 (UB) (4)
5,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016A, 5.000%,	3/24 at 100.00	AA	5,432,550
	3/01/46 (UB) (4)
14,200	Total Massachusetts			14,609,683
	Michigan – 2.0% (1.3% of Total Investments)
485	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A,	11/18 at 100.00	B–	478,971
	5.500%, 5/01/21
10	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A,	1/19 at 100.00	B–	9,876
	5.500%, 5/01/21 – ACA Insured
88	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/22 –	1/19 at 100.00	N/R	84,889
	SYNCORA GTY Insured
116	Detroit, Michigan, General Obligation Bonds, Series 2004A-1, 5.250%, 4/01/19 – AMBAC Insured	1/19 at 100.00	N/R	115,947
930	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope	4/21 at 100.00	B	764,572
	Academy Project, Series 2011, 8.125%, 4/01/41
1,245	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Voyageur	7/27 at 100.00	N/R	978,944
	Academy Project, Refunding Series 2017. Private Placement of 2017, 5.900%, 7/15/46, 144A
	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2015A:
2,225	4.350%, 10/01/45 (UB) (4)	10/24 at 100.00	AA	2,237,616
4,500	4.600%, 4/01/52 (UB) (4)	10/24 at 100.00	AA	4,546,260
1,620	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American	1/19 at 100.00	N/R	1,576,795
	Montessori Academy, Series 2007, 6.500%, 12/01/37
1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler	1/19 at 100.00	BBB	1,000,950
	Park Academy Project, Series 2008, 6.500%, 11/01/35
1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Richfield	1/19 at 100.00	BBB–	955,600
	Public School Academy, Series 2007, 5.000%, 9/01/36
825	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David	1/19 at 100.00	N/R	798,262
	Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37
885	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Thermal LLC Project, Series	12/23 at 100.00	N/R	985,722
	2018, 7.000%, 12/01/30 (Alternative Minimum Tax), 144A
500	Summit Academy, Michigan, Revenue Bonds, Public School Academy Series 2005, 6.375%, 11/01/35	1/19 at 100.00	B+	500,220
1,200	University of Michigan, General Revenue Bonds, Series 2015, 5.000%, 4/01/46 (UB) (4)	4/26 at 100.00	AAA	1,330,668
16,629	Total Michigan			16,365,292
	Minnesota – 0.8% (0.5% of Total Investments)
665	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy	7/25 at 100.00	N/R	668,259
	Project, Series 2015A, 5.500%, 7/01/35
1,000	Columbus, Minnesota, Charter School Lease Revenue Bonds, New Millennium Academy Project,	7/25 at 100.00	B–	851,210
	Series 2015A, 6.000%, 7/01/45
505	Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of Performing	7/26 at 100.00	N/R	459,292
	Arts Project, Series 2016A, 5.000%, 7/01/47
2,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds,	7/26 at 100.00	N/R	1,966,720
	Community School of Excellence, Series 2016A, 5.750%, 7/01/47, 144A
3,000	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul	10/22 at 100.00	BBB–	2,722,080
	Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (Alternative Minimum Tax), 144A
7,170	Total Minnesota			6,667,561

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Mississippi – 0.1% (0.0% of Total Investments)
$ 630	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care	10/19 at 100.00	N/R	$ 562,717
	Apartments, Series 2004-2, 6.125%, 9/01/34 (Alternative Minimum Tax)
	Missouri – 2.3% (1.5% of Total Investments)
1,000	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri,	10/19 at 100.00	A–	1,018,250
	Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36
2,000	Joplin Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Joplin	4/23 at 100.00	N/R	2,074,060
	Recovery TIF Redevelopment Project, Series 2013B, 5.875%, 4/01/36
655	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway	4/26 at 100.00	N/R	652,066
	Center Community Improvement District, Senior Refunding & Improvement Series 2016, 5.000%,
	4/01/46, 144A
2,000	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty	6/25 at 100.00	N/R	1,932,780
	Commons Project, Subordinate Lien Series 2015B, 8.500%, 6/15/46, 144A
1,100	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series	1/19 at 100.00	N/R	1,025,299
	2007A, 5.350%, 6/15/32
960	Saint Louis Land Clearance for Redevelopment Authority, Tax-Exempt Recovery Zone Facilities	9/20 at 100.00	N/R	982,800
	Improvement, Special Revenue Bonds, Kiel Opera House Project, Series 2010B, 7.000%, 9/01/35
1,353	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment	2/19 at 100.00	N/R	1,321,150
	Project, Series 2008A, 6.300%, 8/22/26
732	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Grace Lofts Redevelopment	3/19 at 100.00	N/R	387,960
	Projects, Series 2007A, 6.000%, 3/27/26
10,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy	11/27 at 100.00	AA–	9,654,700
	Health, Series 2017C, 4.000%, 11/15/49 (UB) (4)
19,800	Total Missouri			19,049,065
	Nevada – 1.4% (0.9% of Total Investments)
10,000	Clark County, Nevada, General Obligation Bonds, Las Vegas Convention and Visitors Authority,	7/28 at 100.00	A+	9,507,500
	Series 2018B, 4.000%, 7/01/49 (UB) (4)
	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax
	Revenue Bonds Series 2008A:
305	6.500%, 6/15/20, 144A	12/18 at 100.00	Ba3	305,290
1,500	6.750%, 6/15/28, 144A	12/18 at 100.00	Ba3	1,501,320
11,805	Total Nevada			11,314,110
	New Jersey – 5.9% (3.8% of Total Investments)
2,500	New Jersey Economic Development Authority, Lease Revenue Bonds, Series 2018A, 5.000%,	12/27 at 100.00	BBB+	2,575,550
	6/15/47 (UB) (4)
5,000	New Jersey Economic Development Authority, Lease Revenue Bonds, Series 2018C, 5.000%,	12/27 at 100.00	BBB+	5,151,100
	6/15/47 (UB) (4)
9,500	New Jersey Economic Development Authority, School Facilities Construction Bonds,	6/27 at 100.00	BBB+	9,822,050
	Series 2017DDD, 5.000%, 6/15/42 (UB) (4)
2,100	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	8/22 at 101.00	BB	2,252,649
	Airlines Inc., Series 1999, 5.250%, 9/15/29 (Alternative Minimum Tax)
1,080	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	3/24 at 101.00	BB	1,200,409
	Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)
1,000	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident	6/20 at 100.00	Aaa	1,059,010
	Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series
	2010A, 5.875%, 6/01/42 (Pre-refunded 6/01/20)
600	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and	6/19 at 100.00	N/R (5)	619,296
	Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 5,200	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters	1/19 at 100.00	BB+	$ 5,211,492
	University Hospital, Series 2007, 5.750%, 7/01/37
40,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C,	No Opt. Call	BBB+	16,816,000
	0.000%, 12/15/36 – AMBAC Insured (UB) (4)
1,000	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Subordinate Series	1/28 at 100.00	Baa1	1,052,500
	2017B, 5.000%, 1/01/42 (Alternative Minimum Tax)
2,200	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,	6/28 at 100.00	BBB	2,233,396
	Series 2018B, 5.000%, 6/01/46
70,180	Total New Jersey			47,993,452
	New Mexico – 0.7% (0.4% of Total Investments)
320	Mariposa East Public Improvement District, New Mexico, Revenue Bonds, Capital Appreciation	3/19 at 51.34	N/R	147,200
	Taxable Series 2015D, 0.000%, 9/01/32 (6)
55	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series	9/25 at 100.00	N/R	53,726
	2015A, 5.900%, 9/01/32
255	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series	9/25 at 100.00	N/R	249,094
	2015B, 5.900%, 9/01/32
415	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series	9/25 at 100.00	N/R	391,349
	2015C, 5.900%, 9/01/32
1,210	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue	10/23 at 100.00	N/R	1,236,874
	Bonds, Series 2013, 7.250%, 10/01/43
965	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena	7/20 at 100.00	BBB	998,987
	Project, Series 2010A, 5.875%, 7/01/30
1,020	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds,	10/24 at 100.00	N/R	1,030,781
	Series 2014, 6.750%, 10/01/33
1,452	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross	5/20 at 103.00	N/R	1,454,831
	Receipts Tax Increment Bonds, Senior Lien Series 2015, 6.000%, 5/01/40, 144A
5,692	Total New Mexico			5,562,842
	New York – 10.7% (7.0% of Total Investments)
3,830	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	1/27 at 100.00	BBB–	4,065,085
	Bonds, Barclays Center Project, Refunding Series 2016A, 5.000%, 7/15/42
1,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	1/20 at 100.00	AA+ (5)	1,052,560
	Bonds, Barclays Center Project, Series 2009, 6.375%, 7/15/43 (Pre-refunded 1/15/20)
4,000	Build NYC Resource Corporation, Revenue Bonds, Albert Einstein College of Medicine, Inc.,	9/25 at 100.00	N/R	4,194,280
	Series 2015, 5.500%, 9/01/45, 144A
500	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group,	8/28 at 100.00	BBB	486,645
	Series 2018A, 4.000%, 8/01/38
200	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center	6/27 at 100.00	BBB–	214,398
	Obligated Group, Series 2017, 5.000%, 12/01/36, 144A
10,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2016C-1,	11/26 at 100.00	A	10,674,200
	5.000%, 11/15/56 (UB) (4)
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx
	Parking Development Company, LLC Project, Series 2007:
1,500	5.750%, 10/01/37 (6)	1/19 at 100.00	N/R	945,000
5,000	5.875%, 10/01/46 (6)	10/37 at 100.00	N/R	3,150,000
470	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special	1/19 at 100.00	N/R	460,276
	Needs Facilities Pooled Program, Series 2008A-1, 5.800%, 7/01/23
17,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	1/26 at 100.00	AA	18,452,480
	Series 2016S-1, 5.000%, 7/15/43 (UB) (4)
7,075	New York City, New York, General Obligation Bonds, Series 2016A-1, 5.000%, 8/01/38 (UB)	8/26 at 100.00	AA	7,819,644
500	New York Liberty Development Corporation, Liberty Revenue Bonds, Secured by Port Authority	12/21 at 100.00	AA–	632,965
	Consolidated Bonds, Tender Option Bonds Trust 2016-XG0062, 13.546%, 12/15/41, 144A (IF) (4)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 3,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	$ 3,076,860
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
3,250	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	3,355,333
	Center Project, Class 2 Series 2014, 5.150%, 11/15/34, 144A
6,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	6,911,460
	Center Project, Class 3 Series 2014, 7.250%, 11/15/44, 144A
1,375	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America	1/20 at 100.00	A–	1,429,010
	Tower at One Bryant Park Project, Second Priority Refunding Series 2010, 6.375%, 7/15/49
	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds,
	Bank of America Tower at One Bryant Park Project, Tender Option Bond Trust 2016-XG0018:
625	13.889%, 1/15/44, 144A (IF) (4)	1/20 at 100.00	AA	703,994
250	13.889%, 1/15/44, 144A (IF) (4)	1/20 at 100.00	AA	281,598
4,985	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport	7/24 at 100.00	A2	5,323,681
	Terminal Project, Series 2016A, 5.000%, 7/01/46 – AGM Insured (Alternative Minimum Tax) (UB) (4)
3,265	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Series 2017, 5.000%,	4/27 at 100.00	AA–	3,568,155
	4/15/57 (UB) (4)
530	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	Baa1	567,816
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
9,975	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester	11/25 at 100.00	BBB–	10,374,698
	Medical Center Obligated Group Project, Series 2016, 5.000%, 11/01/46 (UB) (4)
84,330	Total New York			87,740,138
	North Carolina – 0.1% (0.1% of Total Investments)
940	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas	1/21 at 100.00	AA–	1,152,233
	HealthCare System, Tender Option Bond Trust 2016-XF2222, 14.271%, 1/15/42, 144A (IF)
	North Dakota – 0.1% (0.1% of Total Investments)
2,000	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC	9/23 at 100.00	N/R	800,000
	Project, Series 2013, 7.750%, 9/01/38 (6)
	Ohio – 8.6% (5.6% of Total Investments)
30,500	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue	12/18 at 100.00	N/R	883,890
	Bonds, Second Subordinate Capital Appreciation Turbo Term Series 2007C, 0.000%, 6/01/52
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue
	Bonds, Senior Lien, Series 2007A-2:
10,000	5.875%, 6/01/30	12/18 at 100.00	B–	9,855,200
6,875	5.750%, 6/01/34	12/18 at 100.00	B–	6,640,081
2,005	6.500%, 6/01/47	12/18 at 100.00	B–	2,026,594
10,500	5.875%, 6/01/47	12/18 at 100.00	B–	10,236,975
5,455	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue	6/22 at 100.00	B–	5,512,005
	Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37
1,500	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center	12/22 at 100.00	N/R	1,423,680
	Project, Liberty Community Authority, Series 2014C, 6.000%, 12/01/43
1,270	Medina County Port Authority, Ohio, Development Revenue Bond, Fiber Network Project, Series	12/20 at 100.00	AA–	1,328,445
	2010B, 6.000%, 12/01/30
11,160	Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Obligated	8/26 at 100.00	A2	10,663,157
	Group, Series 2016, 4.000%, 8/01/47 (UB) (4)
2,800	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds,	No Opt. Call	N/R	1,988,000
	FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (6)
2,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	N/R	1,940,000
	Generation Corporation Project, Refunding Series 2009C, 5.625%, 6/01/19 (6)
4,750	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	N/R	3,372,500
	Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (Mandatory put 5/01/20)
	(Alternative Minimum Tax) (6)

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 1,250	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System	1/19 at 100.00	AA	$ 1,278,875
	Obligated Group, Tender Option Bond Trust 2015-XF0105, 15.162%, 1/01/39, 144A (IF)
3,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	2,130,000
	Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory
	put 7/01/21) (6)
3,085	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	2,190,350
	Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/19 (6)
255	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	181,050
	Generating Corporation Project, Series 2008B, 3.625%, 10/01/33 (Mandatory put 4/01/20) (6)
995	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	706,450
	Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32 (Mandatory put
	5/01/20) (Alternative Minimum Tax) (6)
3,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	2,910,000
	Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory put 6/01/22) (6)
3,000	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997	2/19 at 100.00	BB+	3,004,080
	Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)
2,000	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities	3/25 at 100.00	N/R	1,984,100
	Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45
6,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc.,	7/19 at 100.00	N/R	60
	Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (6)
111,400	Total Ohio			70,255,492
	Oklahoma – 0.3% (0.2% of Total Investments)
1,925	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue	8/21 at 100.00	N/R	2,194,519
	Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26, 144A
	Pennsylvania – 2.2% (1.5% of Total Investments)
	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement
	Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
500	6.750%, 11/01/24	11/19 at 100.00	BB–	509,775
2,000	6.875%, 5/01/30	11/19 at 100.00	BB–	2,022,280
2,500	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	1,775,000
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41
	(Mandatory put 6/01/20) (6)
2,715	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	1,927,650
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35
	(Mandatory put 6/01/20) (6)
185	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue	8/20 at 100.00	N/R	225,944
	Bonds, New Regional Medical Center Project, Tender Option Bond Trust 2017-XF2454, 14.887%,
	8/01/38, 144A (IF) (4)
5	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	No Opt. Call	N/R	3,550
	Shippingport Project, First Energy Guarantor., Series 2006A, 2.550%, 11/01/41
	(Mandatory put 6/01/19) (6)
4,250	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding	9/25 at 100.00	B+	4,261,135
	Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38
4,115	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, USG	12/18 at 100.00	BB+	4,047,103
	Corporation Project, Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)
2,500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Nueva	1/23 at 100.00	N/R	2,744,100
	Esperanza, Inc. – Esperanza Academy Charter School, Series 2013, 8.000%, 1/01/33
510	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	7/22 at 100.00	BBB–	539,024
	Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/36
180	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania,	5/24 at 100.00	BB+	180,428
	Guaranteed Lease Revenue Bonds, Series 2016A, 5.000%, 11/15/28
19,460	Total Pennsylvania			18,235,989

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico – 0.7% (0.5% of Total Investments)
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A:
$ 5,260	6.000%, 7/01/38	1/19 at 100.00	Ca	$ 5,010,150
1,000	6.000%, 7/01/44	1/19 at 100.00	Ca	952,500
6,260	Total Puerto Rico			5,962,650
	Rhode Island – 0.4% (0.3% of Total Investments)
1,000	Rhode Island Health & Educational Building Corporation, Health Facilities Revenue Bonds,	1/21 at 100.00	Aaa	1,128,610
	Tockwotton Home, Series 2011, 8.375%, 1/01/46 (Pre-refunded 1/01/21)
18,260	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds,	1/19 at 100.00	CCC+	2,056,259
	Series 2007A, 0.000%, 6/01/52
19,260	Total Rhode Island			3,184,869
	South Carolina – 2.3% (1.5% of Total Investments)
4,000	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District,	1/19 at 100.00	N/R	840,000
	Series 2007A, 7.750%, 11/01/39 (6)
3,476	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District,	No Opt. Call	N/R	730,170
	Series 2007B, 7.700%, 11/01/19 (6)
1,000	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	11/24 at 100.00	N/R	1,071,840
	Midland Valley Preparatory School Project, Series 2014, 7.750%, 11/15/45, 144A
1,250	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health,	8/21 at 100.00	AA (5)	1,392,475
	Refunding Series 2011A, 6.500%, 8/01/39 (Pre-refunded 8/01/21) – AGM Insured
5,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Series 2014A,	6/24 at 100.00	A–	5,181,900
	5.000%, 12/01/49 (UB) (4)
9,250	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper,	12/26 at 100.00	A–	9,732,850
	Series 2016B, 5.000%, 12/01/46 (UB) (4)
23,976	Total South Carolina			18,949,235
	Tennessee – 5.4% (3.5% of Total Investments)
3,000	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds,	7/20 at 100.00	A– (5)	3,210,540
	Mountain States Health Alliance, Refunding Series 2010A, 6.500%, 7/01/38 (Pre-refunded 7/01/20)
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board,
	Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A:
14,835	5.000%, 7/01/46 (UB) (4)	7/26 at 100.00	A3	15,794,972
11,095	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board,	7/26 at 100.00	A3	11,858,336
	Tennessee, Revenue Bonds, Vanderbilt University, Series 2016A, 5.000%, 7/01/40 (UB)
5,000	The Health and Educational Facilities Board of the City of Franklin, Tennessee, Revenue Bonds,	6/27 at 100.00	N/R	5,191,400
	Provision Cares Proton Therapy Center, Nashville Project, Series 2017A, 7.500%, 6/01/47, 144A
6,024	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	6,766,578
950	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds,	1/19 at 100.00	N/R	863,075
	Rutland Place Inc. Project, Series 2015A, 5.500%, 1/01/46
40,904	Total Tennessee			43,684,901
	Texas – 6.3% (4.1% of Total Investments)
4,005	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric	1/19 at 100.00	N/R	40
	Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax) (6)
1,000	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District	9/22 at 103.00	N/R	991,040
	Phase 1 Project, Series 2014, 7.000%, 9/01/40
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
1,000	6.750%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	BBB+ (5)	1,093,150
250	6.000%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	A– (5)	269,408
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center
	for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A:
2,100	8.750%, 2/15/28	1/19 at 100.00	B	2,104,179
2,000	9.000%, 2/15/38	1/19 at 100.00	B	2,003,680

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 4,165	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Series 2016A, 5.000%, 12/01/48 (UB) (4)	12/25 at 100.00	Aa2	$ 4,572,878
	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2013A:
410	6.625%, 9/01/31	9/23 at 100.00	N/R	468,815
1,000	6.375%, 9/01/42	9/23 at 100.00	N/R	1,107,020
1,500	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc.	11/22 at 100.00	Baa3	1,526,205
	Project, Series 2012A. RMKT, 4.750%, 5/01/38
1,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo	1/19 at 100.00	BB+	1,009,680
	Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)
865	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A,	1/19 at 100.00	N/R	799,295
	6.000%, 2/15/36
3,500	Jefferson County Industrial Development Corporation, Texas, Hurricane Ike Disaster Area	7/22 at 100.00	N/R	3,549,875
	Revenue Bonds, Port of Beaumont Petroleum Transload Terminal, LLC Project, Series 2012,
	8.250%, 7/01/32
2,000	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water	1/26 at 102.00	N/R	1,678,560
	Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45 (Alternative Minimum Tax), 144A (6)
1,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue	4/24 at 100.00	BBB–	1,009,870
	Bonds, CHF-Collegiate Housing Corpus Christi I, L.L.C.-Texas A&M University-Corpus Christi
	Project, Series 2014A, 5.000%, 4/01/44
1,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue	4/26 at 100.00	BBB–	980,330
	Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, L.L.C. – Texas A&M University – San
	Antonio Project, Series 2016A, 5.000%, 4/01/48
2,445	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue	7/25 at 100.00	B3	2,100,279
	Bonds, NCCD – College Station Properties LLC – Texas A&M University Project, Series 2015A,
	5.000%, 7/01/47
2,250	North Texas Tollway Authority, Special Projects System Revenue Bonds, Tender Option Bond Trust	9/21 at 100.00	N/R	3,034,553
	2016-XG0036, Formerly Tender Option Bond Trust 11946, 15.386%, 9/01/41, 144A (IF)
2,000	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden	12/21 at 100.00	N/R	1,245,000
	Home Inc., Series 2012, 7.000%, 12/15/32 (6)
175	Rowlett, Texas, Special Assessment Revenue Bonds, Bayside Public Improvement District North	3/24 at 102.00	N/R	164,393
	Improvement Area, Series 2016, 5.750%, 9/15/36
2,000	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company	1/19 at 100.00	N/R	20
	LLC Project, Series 2003B, 6.150%, 8/01/22 (6)
4,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue	5/26 at 100.00	AA–	4,331,000
	Bonds, Scott & White Healthcare Project, Series 2016A, 5.000%, 11/15/45 (UB)
5,000	Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds,	9/27 at 100.00	AA+	5,010,700
	Series 2018A, 4.250%, 9/01/48 (UB) (4)
2,810	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility	12/19 at 100.00	Baa2	2,938,417
	Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009,
	6.875%, 12/31/39
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ
	Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
1,000	7.000%, 6/30/34	6/20 at 100.00	Baa3	1,065,800
4,500	7.000%, 6/30/40	6/20 at 100.00	Baa3	4,793,085
835	Texas Public Finance Authority Charter School Finance Corporation, Charter School Revenue	1/19 at 100.00	BB–	836,336
	Bonds, School of Excellence Education Project, Series 2004A, 7.000%, 12/01/34
2,080	Texas State Affordable Housing Corporation Multifamily Housing Revenue Bonds, Peoples El	1/34 at 100.00	N/R	2,035,038
	Shaddai Village and St. James Manor Apartments Project, Series 2016, 4.850%, 12/01/56, 144A
60	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster	11/20 at 100.00	N/R	62,822
	Manor, Series 2010, 7.000%, 11/01/30
440	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster	11/20 at 100.00	N/R (5)	480,234
	Manor, Series 2010, 7.000%, 11/01/30 (Pre-refunded 11/01/20)
340	Trinity River Authority of Texas, Pollution Control Revenue Refunding Bonds, TXU Electric	1/19 at 100.00	C	3
	Company, Series 20003, 6.250%, 5/01/28 (Alternative Minimum Tax) (6)
56,730	Total Texas			51,261,705

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah – 1.1% (0.8% of Total Investments)
$ 1,690	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis	7/20 at 100.00	BBB–	$ 1,760,135
	Preparatory Academy, Series 2010, 6.375%, 7/15/40
1,980	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Summit Academy High	5/21 at 100.00	N/R	2,111,056
	School, Series 2011A, 8.125%, 5/15/31
5,420	Utah State Charter School Finance Authority, Revenue Bonds, Summit Academy Project, Series	1/19 at 100.00	BBB–	5,428,509
	2007A, 5.800%, 6/15/38
9,090	Total Utah			9,299,700
	Vermont – 0.6% (0.4% of Total Investments)
3,400	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, University of	6/26 at 100.00	A	3,696,786
	Vermont Medical Center Project, Series 2016B, 5.000%, 12/01/46 (UB) (4)
1,155	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School	1/21 at 100.00	N/R (5)	1,250,726
	Project, Series 2011A, 6.250%, 1/01/41 (Pre-refunded 1/01/21)
4,555	Total Vermont			4,947,512
	Virgin Islands – 0.8% (0.6% of Total Investments)
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2014C:
1,000	5.000%, 10/01/19	No Opt. Call	N/R	995,000
5,000	5.000%, 10/01/39	10/24 at 100.00	N/R	4,750,000
1,000	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project,	10/19 at 100.00	Caa3	1,013,500
	Series 2009A, 6.750%, 10/01/37
7,000	Total Virgin Islands			6,758,500
	Virginia – 2.2% (1.5% of Total Investments)
762	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds,	No Opt. Call	N/R	457,200
	Series 2003B, 6.250%, 3/01/19 (12)
5,000	Industrial Development Authority of the City of Newport News, Virginia, Health System Revenue	7/27 at 100.00	N/R	5,066,350
	Bonds, Riverside Health System, Series 2017A, 5.000%, 7/01/46, 144A
9,400	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles	No Opt. Call	BBB+	3,874,868
	Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B, 0.000%, 10/01/38 –
	AGC Insured
1,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds,	12/18 at 100.00	B–	984,110
	Series 2007B1, 5.000%, 6/01/47
7,380	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3	6/27 at 100.00	BBB	7,706,417
	Project, Senior Lien Series 2017, 5.000%, 12/31/56 (Alternative Minimum Tax)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
80	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB	87,133
130	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	138,759
23,752	Total Virginia			18,314,837
	Washington – 2.1% (1.4% of Total Investments)
2,415	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information	6/19 at 100.00	AA	2,581,345
	Services Project, Tender Option Bond Trust 2016-XL0006, 15.026%, 6/01/34, 144A (IF) (4)
500	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information	6/19 at 100.00	AA	533,740
	Services Project, Tender Option Bond Trust 2016-XL0007, 15.026%, 6/01/39, 144A (IF) (4)
1,000	King County Public Hospital District 4, Washington, Hospital Revenue Bonds, Snoqualmie Valley	12/25 at 100.00	N/R	968,270
	Hospital, Series 2015A, 6.250%, 12/01/45
1,000	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue	1/19 at 100.00	N/R	1,000,510
	Bonds, Series 2007, 5.600%, 6/01/37 (Alternative Minimum Tax)

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 275	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds,	4/19 at 100.00	N/R	$ 274,970
	Series 2013, 5.750%, 4/01/43
3,215	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds,	1/28 at 100.00	N/R	3,596,492
	Columbia Pulp I, LLC Project, Series 2017A, 7.500%, 1/01/32 (Alternative Minimum Tax), 144A
570	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds,	1/28 at 100.00	N/R	554,878
	Columbia Pulp I, LLC Project, Series 2018, 7.250%, 1/01/32, 144A
7,330	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center,	8/27 at 100.00	BBB	6,899,876
	Series 2017, 4.000%, 8/15/42 (UB)
1,000	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella	10/22 at 100.00	N/R	1,068,410
	Project, Series 2012A, 6.750%, 10/01/47, 144A
17,305	Total Washington			17,478,491
	West Virginia – 0.2% (0.2% of Total Investments)
1,411	Berkeley, Hardy and Jefferson Counties, West Virginia, as Joint Issuers, Commercial	12/23 at 100.00	N/R	1,418,196
	Development Revenue Bonds, Scattered Site Housing Projects, Series 2010, 5.750%, 12/01/44
500	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue, University	6/27 at 100.00	N/R	512,210
	Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2017A,
	5.750%, 6/01/43, 144A
1,911	Total West Virginia			1,930,406
	Wisconsin – 6.8% (4.5% of Total Investments)
30	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James	No Opt. Call	N/R	30,364
	Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)
2,000	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, General Revenue Bonds,	12/27 at 100.00	N/R	1,912,680
	Refunding Series 2017, 6.750%, 6/01/32
5,000	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter	6/26 at 100.00	N/R	4,396,150
	Educational Foundation Project, Series 2016A, 5.000%, 6/15/46, 144A
1,650	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Thomas Jefferson	7/19 at 100.00	BBB–	1,664,817
	Classical Academy of Mooresboro, North Carolina, Series 2011, 7.125%, 7/01/42
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard
	Public Facilities Corporation, First Tier Series 2018A-1:
13	0.000%, 1/01/47, 144A – ACA Insured	No Opt. Call	N/R	390
11	0.000%, 1/01/48, 144A – ACA Insured	No Opt. Call	N/R	339
11	0.000%, 1/01/49, 144A – ACA Insured	No Opt. Call	N/R	332
10	0.000%, 1/01/50, 144A – ACA Insured	No Opt. Call	N/R	320
10	0.000%, 1/01/51, 144A – ACA Insured	No Opt. Call	N/R	314
13	0.000%, 1/01/52, 144A – ACA Insured	No Opt. Call	N/R	406
13	0.000%, 1/01/53, 144A – ACA Insured	No Opt. Call	N/R	399
13	0.000%, 1/01/54, 144A – ACA Insured	No Opt. Call	N/R	385
13	0.000%, 1/01/55, 144A – ACA Insured	No Opt. Call	N/R	375
12	0.000%, 1/01/56, 144A – ACA Insured	No Opt. Call	N/R	366
595	5.500%, 7/01/56, 144A – ACA Insured	3/28 at 100.00	N/R	579,789
14	0.000%, 1/01/57, 144A – ACA Insured	No Opt. Call	N/R	405
13	0.000%, 1/01/58, 144A – ACA Insured	No Opt. Call	N/R	393
13	0.000%, 1/01/59, 144A – ACA Insured	No Opt. Call	N/R	381
13	0.000%, 1/01/60, 144A – ACA Insured	No Opt. Call	N/R	372
12	0.000%, 1/01/61, 144A – ACA Insured	No Opt. Call	N/R	366
12	0.000%, 1/01/62, 144A – ACA Insured	3/28 at 17.35	N/R	355
12	0.000%, 1/01/63, 144A – ACA Insured	3/28 at 16.48	N/R	346
12	0.000%, 1/01/64, 144A – ACA Insured	No Opt. Call	N/R	337
11	0.000%, 1/01/65, 144A – ACA Insured	No Opt. Call	N/R	331
12	0.000%, 1/01/66, 144A – ACA Insured	No Opt. Call	N/R	356
148	0.000%, 1/01/67, 144A – ACA Insured	No Opt. Call	N/R	4,275

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard
	Public Facilities Corporation, Second Tier Series 2018B:
$ 24	0.000%, 1/01/46, 144A – ACA Insured	No Opt. Call	N/R	$ 748
24	0.000%, 1/01/47, 144A – ACA Insured	No Opt. Call	N/R	735
24	0.000%, 1/01/48, 144A – ACA Insured	No Opt. Call	N/R	726
23	0.000%, 1/01/49, 144A – ACA Insured	No Opt. Call	N/R	718
23	0.000%, 1/01/50, 144A – ACA Insured	No Opt. Call	N/R	705
25	0.000%, 1/01/51, 144A – ACA Insured	No Opt. Call	N/R	770
659	3.750%, 7/01/51, 144A – ACA Insured	3/28 at 100.00	N/R	624,842
25	0.000%, 1/01/52, 144A – ACA Insured	No Opt. Call	N/R	762
25	0.000%, 1/01/53, 144A – ACA Insured	No Opt. Call	N/R	749
25	0.000%, 1/01/54, 144A – ACA Insured	No Opt. Call	N/R	741
24	0.000%, 1/01/55, 144A – ACA Insured	No Opt. Call	N/R	728
24	0.000%, 1/01/56, 144A – ACA Insured	No Opt. Call	N/R	716
24	0.000%, 1/01/57, 144A – ACA Insured	No Opt. Call	N/R	709
23	0.000%, 1/01/58, 144A – ACA Insured	No Opt. Call	N/R	696
23	0.000%, 1/01/59, 144A – ACA Insured	No Opt. Call	N/R	689
23	0.000%, 1/01/60, 144A – ACA Insured	No Opt. Call	N/R	682
23	0.000%, 1/01/61, 144A – ACA Insured	No Opt. Call	N/R	670
23	0.000%, 1/01/62, 144A – ACA Insured	No Opt. Call	N/R	663
22	0.000%, 1/01/63, 144A – ACA Insured	No Opt. Call	N/R	651
22	0.000%, 1/01/64, 144A – ACA Insured	No Opt. Call	N/R	645
22	0.000%, 1/01/65, 144A – ACA Insured	No Opt. Call	N/R	638
22	0.000%, 1/01/66, 144A – ACA Insured	No Opt. Call	N/R	626
281	0.000%, 1/01/67, 144A – ACA Insured	No Opt. Call	N/R	8,139
4,700	Public Finance Authority of Wisconsin, Contract Revenue Bonds, Mercer Crossing Public	3/27 at 100.00	N/R	4,472,379
	Improvement District Project, Series 2017, 7.000%, 3/01/47, 144A
830	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood	12/22 at 100.00	N/R	823,825
	Classical Preparatory School in Albuquerque, New Mexico, Series 2012A, 6.250%, 12/01/42
335	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum	8/26 at 100.00	N/R	313,922
	Company Project, Refunding Series 2016, 4.000%, 8/01/35 (Alternative Minimum Tax)
1,000	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American	No Opt. Call	N/R	1,079,020
	Dream @ Meadowlands Project, Series 2017A, 6.750%, 8/01/31, 144A
	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American
	Dream @ Meadowlands Project, Series 2017:
2,000	6.750%, 12/01/42, 144A	12/27 at 100.00	N/R	2,237,360
14,000	7.000%, 12/01/50, 144A	12/27 at 100.00	N/R	15,783,180
3,500	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf Coast Zoo, Series 2018A,	9/28 at 100.00	N/R	3,400,950
	6.500%, 9/01/48
500	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center, Senior	10/27 at 100.00	N/R	478,525
	Series 2017A, 7.000%, 10/01/47, 144A
	Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton Therapy Center, Senior
	Series 2018A:
2,415	6.950%, 7/01/38, 144A	7/28 at 100.00	N/R	2,515,198
4,585	7.000%, 7/01/48, 144A	7/28 at 100.00	N/R	4,754,599
1,060	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences,	4/25 at 100.00	BB	1,116,837
	Series 2015, 5.875%, 4/01/45
1,000	Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Retirement Community of Cary	6/22 at 104.00	N/R	1,015,740
	North Carolina, Series 2016, 6.000%, 6/01/49, 144A
5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series	5/26 at 100.00	Aa2	4,876,350
	2016A, 4.000%, 11/15/46 (UB) (4)

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
October 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community	4/19 at 100.00	AA	$1,055,390
	Health, Inc. Obligated Group, Tender Option Bond Trust 2015-XF0118, 14.164%,
	4/01/39, 144A (IF) (4)
1,985	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary	6/22 at 100.00	N/R (5)	2,377,891
	North Carolina, Series 2012A, 8.625%, 6/01/47 (Pre-refunded 6/01/22)
55,009	Total Wisconsin			55,544,257
$1,332,339	Total Municipal Bonds (cost $1,236,621,057)			1,235,489,113

Shares	Description (1)	Value
	COMMON STOCKS – 1.0% (0.6% of Total Investments)
	Airlines – 1.0% (0.6% of Total Investments)
227,514	American Airlines Group Inc. (13)	$7,981,191
	Total Common Stocks (cost $6,316,916)	7,981,191

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.4% (0.3% of Total Investments)
	Commercial Services & Supplies – 0.0% (0.0% of Total Investments)
$302	EWM P1 LLC (cash 15.000%, PIK 1.250%) (WI/DD, Settling 11/01/18) (6)	15.000%	9/01/28	N/R	$211,449
	Real Estate Management & Development – 0.4% (0.3% of Total Investments)
300	Zilkha Biomass Selma LLC	5.000%	8/01/28	N/R	297,479
3,200	Zilkha Biomass Selma LLC	10.000%	8/01/38	N/R	3,143,864
3,500	Total Real Estate Management & Development				3,441,343
	Transportation – 0.0% (0.0% of Total Investments)
26	Las Vegas Monorail Company, Senior Interest Bonds (7), (14)	5.500%	7/15/19	N/R	16,695
7	Las Vegas Monorail Company, Senior Interest Bonds (7), (9), (14)	5.500%	7/15/55	N/R	3,664
33	Total Transportation				20,359
$3,835	Total Corporate Bonds (cost $4,200,094)				3,673,151
	Total Long-Term Investments (cost $1,247,138,067)				1,247,143,455
	Floating Rate Obligations – (43.7)%				(357,413,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (10.6)% (15)				(86,851,312)
	Other Assets Less Liabilities – 1.9%				15,559,706
	Net Assets Applicable to Common Shares – 100%				$818,438,849

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)
On December 1, 2016, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 9.000% to 6.750%.

(9)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(10)
On July 28, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.125% to 3.675%. On December 9, 2015, the Fund’s Adviser determined it was likely that this borrower would fulfill a greater portion of its obligation on this security, and therefore increased the security’s interest rate of accrual from 3.675% to 4.900%.

(11)
On July 1, 2014, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.000% to 4.200%.

(12)
On September 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.250% to 4.688%.

(13)
On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013,
AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(14)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.

(15)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 7.0%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

PIK
Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
October 31, 2018

	NVG	NZF	NMZ
Assets
Long-term investments, at value (cost $4,836,584,759, $3,362,752,727 and
$1,247,138,067, respectively)	$5,057,627,554	$3,525,015,684	$1,247,143,455
Short-term investments, at value (cost $5,000,000, $— and $— , respectively)	5,000,000	—	—
Cash	19,766,214	—	—
Cash collateral at brokers for investments in swaps(1)	3,690,391	—	—
Interest rate swaps premiums paid	1,072	—	—
Receivable for:
Dividends and interest	73,418,671	51,782,950	21,117,289
Investments sold	13,002,179	28,657,345	1,519,538
Variation margin on swap contracts	331,347	—	—
Other assets	1,809,786	816,661	417,364
Total assets	5,174,647,214	3,606,272,640	1,270,197,646
Liabilities
Cash overdraft	—	7,674,018	2,837,889
Borrowings	—	24,400,000	—
Floating rate obligations	179,000,000	23,620,000	357,413,000
Payable for:
Dividends	12,492,812	8,936,377	3,539,461
Interest	97,532	—	177,909
Investments purchased	30,827,345	34,923,715	3,729
Offering costs	232,449	136,955	—
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering
costs (liquidation preference $—, $—, $87,000,000, respectively)	—	—	86,851,312
MuniFund Term Preferred (“MFP”) Shares, net of deferred offering costs (liquidation
preference $405,400,000, $641,000,000 and $—, respectively)	405,038,488	639,945,548	—
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering
costs (liquidation preference $1,411,600,000, $727,000,000 and $—, respectively)	1,407,720,496	722,065,638	—
Accrued expenses:
Management fees	2,674,455	1,831,149	684,652
Trustees fees	969,264	648,343	98,224
Other	624,555	410,651	152,621
Total liabilities	2,039,677,396	1,464,592,394	451,758,797
Net assets applicable to common shares	$3,134,969,818	$2,141,680,246	$818,438,849
Common shares outstanding	202,552,895	142,125,906	64,078,935
Net asset value (“NAV”) per common share outstanding	$15.48	$15.07	$12.77
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$2,025,529	$1,421,259	$640,789
Paid-in surplus	2,905,670,055	2,008,658,156	814,128,332
Total distributable earnings	227,274,234	131,600,831	3,669,728
Net assets applicable to common shares	$3,134,969,818	$2,141,680,246	$818,438,849
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Statement of Operations

Year Ended October 31, 2018

	NVG	NZF	NMZ
Investment Income	$242,016,801	$168,495,371	$68,970,272
Expenses
Management fees	31,846,782	21,779,753	8,259,131
Interest expense and amortization of offering costs	34,408,204	28,690,022	7,703,196
Liquidity fees	9,178,395	1,809,699	—
Remarketing fees	1,120,419	193,486	—
Custodian fees	503,909	370,124	145,493
Trustees fees	141,872	101,210	26,453
Professional fees	194,725	232,689	98,049
Shareholder reporting expenses	279,213	188,643	81,037
Shareholder servicing agent fees	102,321	65,205	14,941
Stock exchange listing fees	56,487	39,635	20,192
Investor relations expenses	134,864	96,830	29,579
Other	275,843	448,161	215,419
Total expenses	78,243,034	54,015,457	16,593,490
Net investment income (loss)	163,773,767	114,479,914	52,376,782
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	11,735,734	(6,595,116)	(3,425,012)
Swaps	5,165,658	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(195,930,797)	(126,617,701)	(46,142,642)
Swaps	776,750	—	—
Net realized and unrealized gain (loss)	(178,252,655)	(133,212,817)	(49,567,654)
Net increase (decrease) in net assets applicable to common shares from operations	$(14,478,888)	$(18,732,903)	$2,809,128

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NVG		NZF		NMZ
	Year Ended 10/31/18	Year(1) Ended 10/31/17	Year Ended 10/31/18	Year(1) Ended 10/31/17	Year Ended 10/31/18	Year(1) Ended 10/31/17
Operations
Net investment income (loss)	$163,773,767	$170,282,507	$114,479,914	$124,118,718	$52,376,782	$48,542,922
Net realized gain (loss) from:
Investments	11,735,734	2,532,777	(6,595,116)	3,067,720	(3,425,012)	4,675,860
Swaps	5,165,658	5,171,946	—	—	—	—
Change in net unrealized appreciation
(depreciation) of:
Investments	(195,930,797)	(45,476,888)	(126,617,701)	(43,006,732)	(46,142,642)	(15,666,329)
Swaps	776,750	175,850	—	—	—	—
Net increase (decrease) in net assets
applicable to common shares
from operations	(14,478,888)	132,686,192	(18,732,903)	84,179,706	2,809,128	37,552,453
Distributions to Common Shareholders(2)
Dividends(3)	(170,326,725)	(183,067,304)	(118,490,365)	(127,032,132)	(47,475,440)	(48,660,423)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(170,326,725)	(183,067,304)	(118,490,365)	(127,032,132)	(47,475,440)	(48,660,423)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net
of offering costs	—	—	—	—	9,084,815	75,368,774
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	—	—	—	—	274,882	907,184
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	—	—	—	—	9,359,697	76,275,958
Net increase (decrease) in net assets
applicable to common shares	(184,805,613)	(50,381,112)	(137,223,268)	(42,852,426)	(35,306,615)	65,167,988
Net assets applicable to common
shares at the beginning of period	3,319,775,431	3,370,156,543	2,278,903,514	2,321,755,940	853,745,464	788,577,476
Net assets applicable to common
shares at the end of period	$3,134,969,818	$3,319,775,431	$2,141,680,246	$2,278,903,514	$818,438,849	$853,745,464

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.
(2)	The composition and per share amounts of the Funds’ distributions are presented in the Financial Highlights. The distribution information for the Funds as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.
(3)	For the fiscal year ended October 31, 2017, NMZ’s distributions to shareholders were paid from net investment income, while NVG’s and NZF’s distributions were paid from net investment income and accumulated net realized gains.

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended October 31, 2018

	NVG	NZF	NMZ
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(14,478,888)	$(18,732,903)	$2,809,128
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(913,907,849)	(1,030,819,845)	(258,431,658)
Proceeds from sales and maturities of investments	751,043,838	878,672,557	126,993,493
Proceeds from (Purchases of) short-term investments, net	20,880,000	2,170,000	3,852,450
Payment-in-kind distributions	—	(149,199)	(342,877)
Premiums received (paid) for interest rate swaps	(7)	—	—
Taxes paid	(34,884)	(48,981)	(2,745)
Amortization (Accretion) of premiums and discounts, net	(16,936,109)	(14,652,207)	1,582,820
Amortization of deferred offering costs	115,049	281,225	213,048
(Increase) Decrease in:
Receivable for dividends and interest	(3,944,249)	(825,058)	1,054,252
Receivable for investments sold	4,762,225	(22,338,823)	19,484,712
Receivable for variation margin on swap contracts	(331,347)	—	—
Other assets	(194,097)	326,349	(117,813)
Increase (Decrease) in:
Payable for interest	(279,797)	(561,626)	43,571
Payable for investments purchased	26,190,840	19,214,069	(2,213,031)
Payable for offering costs	232,449	136,955	—
Payable for variation margin on swap contracts	(407,570)	—	—
Accrued management fees	(21,091)	(8,389)	(17,089)
Accrued Trustees fees	91,782	63,588	11,721
Accrued other expenses	(138,675)	(140,432)	(219,480)
Net realized (gain) loss from investments	(11,735,734)	6,595,116	3,425,012
Change in net unrealized (appreciation) depreciation of:
Investments	195,930,797	126,617,701	46,142,642
Swaps(2)	(507,863)	—	—
Net cash provided by (used in) operating activities	36,328,820	(54,199,903)	(55,731,844)
Cash Flows from Financing Activities
Proceeds from borrowings	—	283,249,018	—
Repayments of borrowings	—	(258,849,018)	—
Proceeds from AMTP Shares issued, at liquidation preference	—	—	87,000,000
Proceeds from MFP Shares issued, at liquidation preference	405,400,000	491,000,000	—
(Payments for) VMTP Shares redeemed, at liquidation preference	(240,400,000)	(336,000,000)	(87,000,000)
(Payments for deferred offering costs)	(295,000)	(750,000)	(135,000)
Proceeds from shelf offering, net of offering costs	—	—	9,084,815
Increase (Decrease) in:
Cash overdraft	—	7,674,018	2,837,889
Floating rate obligations	(14,305,000)	(15,810,000)	89,183,000
Cash distribution paid to common shareholders	(171,803,027)	(119,573,536)	(47,677,251)
Net cash provided by (used in) financing activities	(21,403,027)	50,940,482	53,293,453
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	14,925,793	(3,259,421)	(2,438,391)
Cash and cash collateral at brokers at the beginning of period	8,530,812	3,259,421	2,438,391
Cash and cash collateral at brokers at the end of period(1)	$23,456,605	$—	$—

Supplemental Disclosure of Cash Flow Information	NVG	NZF	NMZ
Cash paid for interest on borrowings (excluding borrowing and amortization of offering costs)	$34,688,000	$29,251,648	$7,659,625
Non-cash financing activities not included herein consists of
reinvestments of common share distributions	—	—	274,882

(1)	Comprised of “cash” and “cash collateral at broker” as presented on the Statement of Assets and Liabilities.
(2)	Excluding over-the-counter cleared swaps.

See accompanying notes to financial statements.

Financial Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Discount Per Share Repurchased and Retired		Discount Per Share Repurchased through Tender Offer	Ending NAV	Ending Share Price
NVG
Year Ended 10/31:
2018	$16.39	$0.81	$(0.88)	$(0.07)	$(0.84)	$—	$(0.84)	$—		$—	$15.48	$13.40
2017	16.64	0.84	(0.19)	0.65	(0.87)	(0.03)	(0.90)	—		—	16.39	15.17
2016	16.03	0.73	0.77	1.50	(0.86)	(0.03)	(0.89)	—		—	16.64	15.05
2015	16.24	0.77	(0.13)	0.64	(0.75)	(0.10)	(0.85)	—	*	—	16.03	14.05
2014	14.62	0.71	1.72	2.43	(0.70)	(0.07)	(0.77)	(0.01)		(0.03)	16.24	14.14

NZF
Year Ended 10/31:
2018	16.03	0.81	(0.94)	(0.13)	(0.83)	—	(0.83)	—		—	15.07	13.29
2017	16.34	0.87	(0.29)	0.58	(0.89)	— *	(0.89)	—		—	16.03	15.01
2016	15.75	0.72	0.74	1.46	(0.87)	—	(0.87)	—		—	16.34	14.82
2015	15.82	0.83	(0.13)	0.70	(0.78)	—	(0.78)	0.01		—	15.75	13.86
2014	14.32	0.72	1.47	2.19	(0.72)	—	(0.72)	—	*	0.03	15.82	13.80

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares

Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(b)		Ratio to Average Net Assets After Reimbursement(b)

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(c)	Net Investment Income (Loss)	Expenses(c)		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(0.50)%	(6.49)%	$3,134,970	2.40%	5.02%	N/A		N/A		15%
4.25	7.10	3,319,775	2.05	5.26	2.04(e	)%	5.27(e	)%	18
9.40	13.46	3,370,157	1.81	4.87	1.75(e	)	4.93(e	)	21
4.04	5.53	427,104	1.50	4.81	N/A		N/A		26
16.78	17.35	433,092	1.75	4.56	N/A		N/A		13

(0.85)	(6.21)	2,141,680	2.43	5.17	N/A		N/A		25
3.88	7.61	2,278,904	2.12	5.58	2.11(e	)	5.59(e	)	21
9.36	13.26	2,321,756	1.86	5.03	1.81(e	)	5.08(e	)	20
4.57	6.21	571,790	1.48	5.24	N/A		N/A		26
15.90	15.07	574,721	1.73	4.78	N/A		N/A		14

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follow

NVG		NZF
Year Ended 10/31:		Year Ended 10/31:
2018	1.37%	2018	1.38%
2017	1.02	2017	1.09
2016	0.78	2016	0.84
2015	0.46	2015	0.46
2014	0.75	2014	0.72

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	During the fiscal years ended October 31, 2017 and October 31, 2016, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its reorganization.
N/A	Fund does not have or no longer has a contractual reimbursement with the Adviser.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Premium Per Share Sold through Shelf Offering		Shelf Offering Costs		Ending NAV	Ending Share Price
NMZ
Year Ended 10/31:
2018	$13.47	$0.82	$(0.78)	$0.04	$(0.74)	$—	$(0.74)	$—	*	$—		$12.77	$11.76
2017	13.68	0.80	(0.22)	0.58	(0.81)	—	(0.81)	0.02		—		13.47	13.53
2016	13.66	0.86	0.04	0.90	(0.91)	—	(0.91)	0.03		—		13.68	13.32
2015	13.71	0.91	(0.04)	0.87	(0.92)	—	(0.92)	—		—		13.66	13.76
2014	12.36	0.93	1.33	2.26	(0.91)	—	(0.91)	—	*	—	*	13.71	13.21

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares

Common Share Total Returns			Ratios to Average Net Assets(b)

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(c)	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

0.25%	(7.93)%	$818,439	1.95%	6.17%	11%
4.73	8.04	853,745	1.54	6.14	10
6.91	3.34	788,577	1.28	6.27	11
6.54	11.49	684,109	1.25	6.64	9
18.90	18.31	686,299	1.28	7.14	13

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NMZ
Year Ended 10/31:
2018	0.91%
2017	0.49
2016	0.24
2015	0.17
2014	0.19

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)

	iMTP Shares at the End of Period		MFP Shares at the End of Period		VMTP Shares at the End of Period		VRDP Shares at the End of Period		iMTP, MFP, VMTP and /or VRDP Shares at the End of the Period
	Aggregate Amount Outstanding (000)	Aggregate Coverage Per $5,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
NVG
Year Ended 10/31:
2018	$—	$—	$405,400	$272,535	$—	$—	$1,411,600	$272,535	$2.73
2017	—	—	—	—	240,400	300,955	1,411,600	300,955	3.01
2016	—	—	—	—	240,400	304,005	1,411,600	304,005	3.04
2015	—	—	—	—	—	—	179,000	338,606	—
2014(a)	—	—	—	—	—	—	179,000	341,951	—

NZF
Year Ended 10/31:
2018	—	—	641,000	256,556	—	—	727,000	256,556	2.57
2017	—	—	150,000	287,873	336,000	287,873	727,000	287,873	2.88
2016	150,000	14,570	—	—	336,000	291,406	727,000	291,406	2.91
2015	150,000	17,376	—	—	81,000	347,528	—	—	3.48
2014(a)	150,000	17,440	—	—	81,000	348,797	—	—	3.49

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014
NVG
Series 2014 (NVG PRCCL)
Ending Market Value per Share	$—
Average Market Value per Share	10.05	^

NZF
Series 2016 (NZF PRC)
Ending Market Value per Share	$—
Average Market Value per Share	10.05	^^

^	For the period November 1, 2013 through December 23, 2013.
^^	For the period November 1, 2013 through April 11, 2014.

	AMTP Shares		VMTP Shares at the End of Period

	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share
NMZ
Year Ended 10/31:
2018	$87,000	$1,040,734	$—	$—
2017	—	—	87,000	1,081,317
2016	—	—	87,000	1,006,411
2015	—	—	87,000	886,333
2014	—	—	87,000	888,850

Notes to
Financial Statements
1. General Information and Significant Accounting Policies
General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
•	Nuveen AMT-Free Municipal Credit Income Fund (NVG)
•	Nuveen Municipal Credit Income Fund (NZF)
•	Nuveen Municipal High Income Opportunity Fund (NMZ)
The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. NVG, NZF and NMZ were organized as Massachusetts business trusts on July 12, 1999, March 21, 2001 and October 8, 2003, respectively.
The end of the reporting period for the Funds is October 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2018 (the “current fiscal period”).
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, each Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

	NVG	NZF	NMZ
Outstanding when-issued/delayed delivery purchase commitments	$11,203,816	$18,808,599	$3,729

Investment Income
Dividend Income is recorded on the ex-dividend date. Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Common Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (“the Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data

Notes to Financial Statements (continued)
and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.
Investments in investment companies are valued at their respective net asset value (“NAV”) on valuation date and are generally classified as Level 1.
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NVG	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Municipal Bonds*	$—	$5,056,655,179	$—		$5,056,655,179
Corporate Bonds**	—	—	972,375	****	972,375
Short-Term Investments:
Municipal Bonds*	—	5,000,000	—		5,000,000
Investments in Derivatives:
Interest Rate Swaps***	—	1,924,823	—		1,924,823
Total	$—	$5,063,580,002	$972,375		$5,064,552,377

NZF	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Municipal Bonds*	$—	$3,519,958,283	$—		$3,519,958,283
Investment Companies	2,977,210	—	—		2,977,210
Corporate Bonds**	—	1,628,936	451,255	****	2,080,191
Total	$2,977,210	$3,521,587,219	$451,255		$3,525,015,684

NMZ
Long-Term Investments:
Municipal Bonds*	$—	$1,234,083,772	$1,405,341	****	$1,235,489,113
Common Stock**	7,981,191	—	—		7,981,191
Corporate Bonds**	—	3,652,792	20,359	****	3,673,151
Total	$7,981,191	$1,237,736,564	$1,425,700		$1,247,143,455

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Refer to the Fund’s Portfolio of Investments for industry classifications.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments
****	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”) in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and

Notes to Financial Statements (continued)
Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NVG	NZF	NMZ
Floating rate obligations: self-deposited Inverse Floaters	$179,000,000	$23,620,000	$357,413,000
Floating rate obligations: externally-deposited Inverse Floaters	97,007,500	16,585,000	122,560,000
Total	$276,007,500	$40,205,000	$479,973,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NVG	NZF	NMZ
Average floating rate obligations outstanding	$189,598,795	$26,762,411	$307,156,611
Average annual interest rate and fees	1.90%	1.90%	1.88%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period NVG and NMZ had outstanding borrowings under such liquidity facilities in the amount of $64,194 and $252,792, respectively, which is recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities. There were no loans outstanding under such facilities for NZF as of the end of the reporting period.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NVG	NZF	NMZ
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$147,035,000	$8,775,000	$288,343,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	56,080,000	6,000,000	116,560,000
Total	$203,115,000	$14,775,000	$404,903,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Interest Rate Swap Contracts
Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).
The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.
Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”
Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.
The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.
During the current fiscal period, NVG continued to invest in forward interest rate swap contracts, as part of its duration management strategies, to help reduce price volatility risk to movements in U.S. interest rates relative to the Fund’s benchmark.

Notes to Financial Statements (continued)

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

NVG
Average notional amount of interest rate swap contracts outstanding*	$113,800,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by NVG as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying	Derivative
Risk Exposure	Instrument	Location	Value	Location	Value
NVG
Interest rate	Swaps (OTC	Receivable for variation margin	$1,924,823	—	—
	Cleared)	on swap contracts*

*	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above. Value represents the unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability amount as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
NVG	Interest rate	Swaps	$5,165,658	$776,750

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Common Shares
Common Shares Equity Shelf Programs and Offering Costs
NMZ has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during the prior fiscal period.
Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal period were as follows:

	NMZ
	Year Ended 10/31/18		Year Ended 10/31/17
Additional authorized common shares	15,700,000	*	21,200,000
Common shares sold	669,558		5,696,100
Offering proceeds, net of offering costs	$9,084,815		$75,368,774

*	Represents additional authorized common shares for the period November 1, 2017 through August 31, 2018.

Costs incurred by the Fund in connection with its initial shelf registration are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.
Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NMZ
	Year Ended 10/31/18	Year Ended 10/31/17
Common shares:
Issued to shareholders due to reinvestment of distributions	20,267	68,955
Sold through shelf offering	669,558	5,696,100
Weighted average common share:
Premium to NAV per shelf offering share sold	1.13%	1.30%

Preferred Shares
Adjustable Rate MuniFund Term Preferred Shares
NMZ has issued and has outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available.
The details of NMZ’s AMTP Shares outstanding as of the end of the reporting period, were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference	Liquidation Preference Net of Deferred Offering Costs
NMZ	2028	870	$87,000,000	$86,851,312

The Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.

Notes to Financial Statements (continued)
In addition, the Fund may be obligated to redeem a certain amount of the AMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund’s AMTP Shares are as follows:

Fund	Notice Period	Series	Term Redemption Date	Premium Expiration Date
NMZ	360-day	2028	March 1, 2028*	August 31, 2018

*	Subject to early termination by either the Fund or the holder.

The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NMZ*
Average liquidation preference of AMTP Shares outstanding	$87,000,000
Annualized dividend rate	2.25%

*	For the period February 26, 2018 through October 31, 2018

AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.
AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
NMZ incurred offering costs of $135,000 in connection with its offering of AMTP Shares were recorded as deferred charges which are amortized over the life of the shares and are recognized as components of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
MuniFund Preferred Shares
The following Funds have issued and have outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.
The Funds are obligated to redeem their MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Funds. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Fund may establish additional mode structures with the MFP Share.
•
Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the share- holder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.
Each Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

•
Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.
The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

•
Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, Shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.

The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
NVG and NZF incurred offering costs of $295,000 and $750,000, respectively in connection with their offering of MFP Shares, which were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
As of the end of the reporting period, NVG and NZF had $405,038,488 and $639,945,548 of MFP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund’s MFP Shares outstanding as of the end of the reporting period, were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference	Term Redemption Date	Mode	Mode Termination Date
NVG	A	4,054	$405,400,000	January 3, 2028	VRM	January 3, 2028*
NZF	A	1,500	$150,000,000	May 1, 2047	VRM	May 8, 2019
	B	1,550	155,000,000	February 3, 2048	VRM	February 3, 2048*
	C	3,360	336,000,000	June 1, 2048	VRM	June 26, 2019

*	Subject to earlier termination by either the Fund or the holder.

The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Funds during the current fiscal period were as follows:

	NVG**	NZF
Average liquidation preference of MFP Shares outstanding	$405,400,000	$375,550,685
Annualized dividend rate	2.12%	2.20%

**	For the period January 29, 2018 (first issuance of shares) through October 31, 2018.

Variable Rate MuniFund Term Preferred Shares
The Funds had issued and had outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with a $100,000 liquidation preference per share. VMTP Shares were issued via private placement and were not publicly available.
On January 29, 2018, NVG redeemed all of its outstanding Series 2018 VMTP Shares, on June 28, 2018, NZF redeemed all of its outstanding Series 2019 VMTP shares and on February 26, 2018, NMZ redeemed all of its outstanding Series 2018 VMTP Shares. Each Fund’s VMTP Shares were redeemed at their $100,000 liquidation value per share, plus dividend amounts owed, using proceeds from its issuance of MFP Shares (as described above in MuniFund Preferred Shares).

Notes to Financial Statements (continued)
The average liquidation preference of VMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NVG*	NZF**	NMZ***
Average liquidation preference of VMTP Shares outstanding	$240,400,000	$336,000,000	$87,000,000
Annualized dividend rate	2.09%	2.32%	2.03%

*	For the period November 1, 2017 through January 28, 2018.
**	For the period November 1, 2017 through June 27, 2018.
***	For the period November 1, 2017 through February 25, 2018.

VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that fair value of VMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as a component of “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.
Dividends on the VMTP shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Costs incurred in connection with each Fund’s offering of VMTP Shares were recorded as deferred charges, and were amortized over the life of the shares and are recognized as components of “Variable Rate MuniFund Term Preferred (“VMTP“) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
In conjunction with NVG’s and NMZ’s redemption of VMTP Shares, the remaining deferred cost of $6,931 and $6,482, respectively, were fully expensed during the current fiscal period, as the redemptions were deemed an extinguishment of debt.
Variable Rate Demand Preferred Shares
The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, NVG and NZF had $1,407,720,496 and $722,065,638 of VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ VRDP Shares outstanding as of the end of the reporting period, were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference	Maturity
NVG	1	1,790	$179,000,000	December 1, 2043
	2	3,854	$385,400,000	December 1, 2040
	4	1,800	$180,000,000	June 1, 2046
	5	3,405	$340,500,000	December 1, 2040
	6	3,267	$326,700,000	December 1, 2040
NZF	1	2,688	$268,800,000	March 1, 2040
	2	2,622	$262,200,000	March 1, 2040
	3	1,960	$196,000,000	June 1, 2040

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

NVG’s Series 1 are considered to be Special Rate Period VRDP, which are sold to institutional investors. NVG’s Series 4 VRDP Shares were considered to be Special Rate Period VRDP during the period November 1, 2018 through June 21, 2018. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares will transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by a designated liquidity provider, unless the Board approves a subsequent special rate period.
During the current fiscal period, NZF designated a special rate period until November 7, 2018, for the Fund’s Series 1 and 2 VRDP Shares. In connection with the transition to the special rate period, the series of VRDP Shares have been remarketed and sold to an institutional investor. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider. During the period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares will transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by designated liquidity provider, unless the Board approves a subsequent special rate period.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NVG	NZF
Average liquidation preference of VRDP Shares outstanding	$1,411,600,000	$727,000,000
Annualized dividend rate	1.60%	2.00%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.
Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in AMTP Shares for the Funds, where applicable, were as follows:

	Year Ended October 31, 2018
NMZ	Series	Shares	Amount
AMTP Shares issued	2028	870	$87,000,000

Transactions in iMTP Shares for the Funds, where applicable, were as follows:

	Year Ended October 31, 2017
NZF	Series	Shares	Amount
iMTP Shares redeemed	2017	(30,000)	$(150,000,000)

Notes to Financial Statements (continued)
Transactions in MFP Shares for the Funds, where applicable, were as follows:

	Year Ended October 31, 2018
NVG	Series	Shares	Amount
MFP Shares issued	A	4,054	$405,400,000

	Year Ended October 31, 2018
NZF	Series	Shares	Amount
MFP Shares issued	B	1,550	$155,000,000
	C	3,360	$336,000,000

	Year Ended October 31, 2017
NZF	Series	Shares	Amount
MFP Shares issued	A	1,500	$150,000,000

Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended October 31, 2018
NVG	Series	Shares	Amount
VMTP Shares redeemed	2018	(2,404)	$(240,400,000)

	Year Ended October 31, 2018
NZF	Series	Shares	Amount
VMTP Shares redeemed	2019	(3,360)	$(336,000,000)

	Year Ended October 31, 2018
NMZ	Series	Shares	Amount
VMTP Shares redeemed	2018	(870)	$(87,000,000)

Transactions in VRDP Shares for the Funds, where applicable, were as follows:
	Year Ended October 31, 2017
NVG	Series	Shares	Amount
VRDP Shares issued	5	3,405	$340,500,000
	6	3,267	326,700,000
VRDP Shares exchanged	3	(6,672)	(667,200,000)
Net increase (decrease)		—	$—

5. Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	NVG	NZF	NMZ
Purchases	$913,907,849	$1,030,819,845	$258,431,658
Sales and maturities	751,043,838	878,672,557	126,993,493

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of October 31, 2018.
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	NVG	NZF	NMZ
Tax cost of investments	$4,653,495,951	$3,332,808,422	$885,469,455
Gross unrealized:
Appreciation	$276,717,774	$205,761,700	$62,627,733
Depreciation	(46,585,161)	(37,174,420)	(58,365,297)
Net unrealized appreciation (depreciation) of investments	$230,132,613	$168,587,280	$4,262,436

NVG
Tax cost of swaps	$1,072
Net unrealized appreciation (depreciation) of swaps	$1,924,823

Permanent differences, primarily due to federal taxes paid, nondeductible offering costs, taxable market discount, and expiration of capital loss carryforwards resulted in reclassifications among the Funds’ components of common share net assets as of October 31, 2018, the Funds’ tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2018, the Funds’ tax year end, were as follows:

	NVG	NZF	NMZ
Undistributed net tax-exempt income[1]	$530,536	$2,727,243	$5,642,764
Undistributed net ordinary income[2]	1,357,218	717,163	740,628
Undistributed net long-term capital gains	6,596,258	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2018 and paid on November 1, 2018.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to Financial Statements (continued)
The tax character of distributions paid during the Funds’ tax years ended October 31, 2018 and October 31, 2017 was designated for purposes of the dividends paid deduction as follows:

2018	NVG	NZF	NMZ
Distributions from net tax-exempt income[3]	$201,231,024	$146,346,063	$49,242,889
Distributions from net ordinary income[2]	1,195,062	1,378,621	579,883
Distributions from net long-term capital gains	—	—	—
2017	NVG	NZF	NMZ
Distributions from net tax-exempt income	$197,183,447	$141,959,988	$49,678,186
Distributions from net ordinary income[2]	231,498	286,558	306,114
Distributions from net long-term capital gains	5,905,855	255,176	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2018, as Exempt Interest Dividends.

As of October 31, 2018, the Funds’ tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NZF[4]	NMZ
Not subject to expiration:
Short-term	$26,907,141	$82,969
Long-term	4,143,404	3,094,762
Total	$31,050,545	$3,177,731

[4]	A portion of NZF’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

As of October 31, 2018, the Funds’ tax year end, $1,362,739 of NMZ’s capital loss carryforward expired.
During the Funds’ tax year ended October 31, 2018, NVG utilized $11,069,711 of its capital loss carryforward.
7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:

Average Daily Managed Assets*	NVG NZF Fund-Level Fee Rate
For the first $125 million	0.5000%
For the next $125 million	0.4875
For the next $250 million	0.4750
For the next $500 million	0.4625
For the next $1 billion	0.4500
For the next $3 billion	0.4250
For managed assets over $5 billion	0.4125

Average Daily Managed Assets*	NMZ Fund-Level Fee Rate
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For the next $3 billion	0.4750
For managed assets over $5 billion	0.4625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of October 31, 2018, the complex-level fee for each Fund was 0.1595%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the following Fund engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NZF
Purchases	$79,991,045
Sales	75,962,499

Notes to Financial Statements (continued)
8. Borrowing Arrangements

Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in July 2019 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:

	NVG	NZF	NMZ
Maximum Outstanding Balance	$42,557,485	$78,500,000	$4,000,000

During each Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NVG	NZF	NMZ
Average daily balance outstanding	$14,129,515	$19,976,140	$4,000,000
Average annual interest rate	2.73%	2.83%	3.26%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

9. New Accounting Pronouncements
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.
Disclosure Update and Simplification
During August 2018, the SEC issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.
The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.
For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.
As of October 31, 2017, the Funds’ Statement of Changes in Net Assets reflected the following balances.

Distributions to Shareholders	NVG	NZF	NMZ
From net investment income	(177,152,759)	(126,776,305)	(48,660,423)
From accumulated net realized gains	(5,914,545)	(255,827)	—
Decrease in net assets from distributions to shareholders	(183,067,304)	(127,032,132)	(48,660,423)
UNII at the end of period	$5,099,022	$4,424,727	$2,297,858

10. Subsequent Events
MuniFund Preferred Shares
During November 2018, NVG announced that it has filed notice with the SEC of its intent to redeem a portion of its outstanding MFP Shares. The Fund expects to finance the MFP share redemptions with the proceeds of newly issued preferred shares and the redemptions are contingent upon the completion of all aspects of such preferred share placements by the Fund, which may not occur as planned.
Variable Rate Demand Preferred Shares
During November 2018, the Board approved a subsequent special rate period for NZF’s Series 1 and Series 2 VRDP Shares through their maturities.

Additional Fund Information (Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider**
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Interested Board Member.
**	Retired from the Funds’ Board of Trustees effective December 31, 2018.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	and Trust Company	Chicago, IL 60603	KPMG LLP	ComputerShare Trust
Chicago, IL 60606	One Lincoln Street		200 East	Company, N.A.
	Boston, MA 02111		Randolph Street	250 Royall Street
			Chicago, IL 60601	Canton, MA 02021
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NVG	NZF	NMZ
Common shares repurchased	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumula- tive performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make peri- odic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value.
Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Glossary of Terms Used in this Report (Unaudited) (continued)

■
NVG and NZF Custom Blended Fund Performance Benchmark: The Fund Performance Benchmark is an unleveraged index consisting of the returns of the S&P Municipal Bond Index prior to 4/11/16 and thereafter the returns of an 60%/40% blend of the S&P Municipal Bond Investment Grade Index and the S&P Municipal Bond High Yield Index, respectively. The S&P Municipal Bond Index is an unmanaged, market value-weighted index designed to measure the performance of tax-exempt municipal bonds. The S&P Municipal Bond Investment Grade Index is an unmanaged, market value-weighted index designed to measure the perform- ance of tax-exempt municipal bonds rated investment grade by Standard & Poor’s, Moody’s and/or Fitch. The S&P Municipal Bond High Yield Index is an unmanaged, market value-weighted index designed to measure the performance of the tax-exempt, high yield municipal bonds. Index returns assume compounding and do not include the effects of any fees or expenses.

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local govern- ments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond High Yield Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade U.S. high yield municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax- exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
The S&P Municipal Yield Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that are non-rated bonds or whose ratings are BB+ by S&P and BA-1 by Moody’s Investors Service, Inc. or lower. This index does not contain bonds that are pre-refunded or escrowed to maturity. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the resid- ual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process (Unaudited)
At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees (each, a “Board,” and each Trustee, a “Board Member”) of each Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for its respective Fund, the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market for Nuveen closed-end funds (including, among other things an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and the resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leveraging financing for the Nuveen closed-end funds; the secondary market trading of the Nuveen closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; legal support; and with respect to closed-end funds, leverage, capital and distribution management services.
In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:
•
Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

•
Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

•
Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

•
Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganiza- tion of the compliance team adding further depth to its senior leadership;

•
Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process; and

•	with respect specifically to closed-end funds, such initiatives also included:

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

••
Leverage Management Services – continuing activities to expand financing relationships and develop new product structures to lower fund leverage expenses and to manage associated risks, particularly in an interest rate increasing environment;

••
Capital Management Services – continuing capital management activities through the share repurchase program and additional equity offerings in seeking to increase net asset value and/or improve fund performance for the respective Nuveen funds;

••	Data and Market Analytics – continuing development of databases that help with obtaining and analyzing ownership data of closed-end funds;
••
Enhanced Secondary Market Reporting – providing enhanced reporting and commentary on the secondary market trading of closed-end funds which permit more efficient analysis of the performance of the Nuveen funds compared to peers and of trends in the marketplace; and

••	Tender Option Bond Services – providing the additional support services necessary for Nuveen funds that seek to use tender option bonds to meet new regulatory requirements.
The Board also recognized the Adviser’s investor relations program which seeks to advance the Nuveen closed-end funds through, among other things, raising awareness and delivering education regarding closed-end funds to investors and financial advisors and promoting the Nuveen closed-end funds with such investors.
In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Funds over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of each Fund. In this regard, the Board reviewed fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.
The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance. In addition to the foregoing, in recognizing the importance of secondary market trading to shareholders of closed-end funds, the Board reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a speci-

fied date as well as relative to the premiums or discounts of certain peers and the funds’ total return based on net asset value and market price over various periods. The Board considers the review of premiums and discounts of the closed-end funds to be a continuing priority and as such, the Board and/or its Closed-end Fund Committee also receives an update on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds at each quarterly meeting, reviewing, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds based on net asset value and price over various periods; the volatility trends in the market; the distribution data of the Nuveen closed-end funds and as compared to peer averages; and a summary of the common share shelf offerings and share repurchase activity during the applicable quarter. As the Board’s Closed-end Fund Committee oversees matters particularly impacting the closed-end fund product line, the committee further engages in more in-depth discussions of the premiums and discounts of the Nuveen closed-end funds at each of its quarterly meetings.
In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long term performance figures. The Board further recognized that a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
For Nuveen AMT-Free Municipal Credit Income Fund (the “AMT-Free Municipal Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group and outperformed its benchmark and blended benchmark in the one-, three-, and five-year periods. In its review, the Board noted that the Performance Peer Group was classified as low in relevancy. The Board was satisfied with the Fund’s overall performance.
For Nuveen Municipal Credit Income Fund (the “Credit Income Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group and outperformed its benchmark and blended benchmark in the one-, three- and five-year periods. In its review, the Board noted that the Performance Peer Group was classified as low in relevancy. The Board was satisfied with the Fund’s overall performance.
For Nuveen Municipal High Income Opportunity Fund (the “High Income Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group and outperformed its benchmark for the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Fund. More specifically, the Independent Board Members reviewed, among other things, each Fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage for closed-end funds) of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the Nuveen closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets for the closed-end funds) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017.
The Board considered the sub-advisory fees paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.
The Independent Board Members noted that the AMT-Free Municipal Fund and the Credit Income Fund each had a net management fee higher than the peer average, but a net expense ratio in line with the peer average, and the High Income Fund had a net management fee slightly higher than its peer average, but a net expense ratio in line with its peer average.
Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or affiliated sub-advisers to the municipal funds, such other clients may include retail and institutional managed accounts, passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser.
The Board recognized that each Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees and average fee rates assessed for managed accounts. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory require-

ments, all of which contribute to the variations in the fee schedules. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.
In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.
In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.
In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

(pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Independent Board Members considered the extent to which economies of scale may be achieved as a Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as co-manager in the initial public offerings of new closed-end funds and as the underwriter on shelf offerings of existing closed-end funds.
In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds or is acquired through the commissions paid on portfolio transactions of other funds or clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

■ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017);
1959			Director, Fulcrum IT Service LLC (since 2010) and Quality Control
333 W. Wacker Drive	Chairman and	2008	Corporation (since 2012); member: Catalyst Schools of Chicago Board	169
Chicago, IL 6o6o6	Board Member	Class II	(since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment
Management America, Inc. (2008-2013); formerly, CEO and President,
Northern Trust Global Investments (2004-2007): Executive Vice President,
Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly,
Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust
Global Investments Board (2004-2007), Northern Trust Japan Board
(2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern
Trust Hong Kong Board (1997-2004).

■ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic
1948			corporation (since 1996); Director and Chairman, United Fire
333 W. Wacker Drive	Board Member	1999	Group, a publicly held company; Director, Public Member, American	169
Chicago, IL 6o6o6		Class III	Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the
Board of Regents for the State of Iowa University System; formerly,
Director, Alliant Energy and The Gazette Company; formerly, Director,
Federal Reserve Bank of Chicago; formerly, President and Chief Operating
Officer, SCI Financial Group, Inc., a regional financial services firm.

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University
1948			of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director
333 W. Wacker Drive	Board Member	2003	(2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc.,	169
Chicago, IL 6o6o6		Class I	The International Business Honor Society; formerly, Director (2004-2018)
of Xerox Corporation; Dean and Distinguished Professor of Finance, School
of Business at the University of Connecticut (2003-2006); previously, Senior
Vice President and Director of Research at the Federal Reserve Bank of
Chicago (1995-2003); formerly, Director (1997-2007), Credit Research
Center at Georgetown University.

■ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a
1952			management consulting firm (since 2012); Director, USA Technologies, Inc.,
333 W. Wacker Drive	Board Member	2016	a provider of solutions and services to facilitate electronic payment	169
Chicago, IL 6o6o6		Class III	transactions (since 2012); formerly, Director, Wintrust Financial
Corporation (1996-2016); previously, held positions at Leap Wireless
International, Inc., including Consultant (2011-2012), Chief Operating
Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly,
President, Verizon Card Services division of Verizon Communications, Inc.
(2000-2003); formerly, President, One Point Services at One Point
Communications (1999-2000); formerly, Vice Chairman of the Board, Diba,
Incorporated (1996-1997); formerly, various executive positions with Zenith
Electronics Corporation (1991-1996).

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm
1962			which develops branding, marketing and communications strategies
333 W. Wacker Drive	Board Member	2013	for clients; Director of The Curran Center for Catholic American Studies	169
Chicago, IL 6o6o6		Class II	(since 2009) and The President’s Council, Fordham University (since 2010);
formerly, senior external advisor to the financial services practice of Deloitte
Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of
Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief
Executive Officer of ABN AMRO N.V. North America, and Global Head of
its Financial Markets Division (2007-2008); prior senior positions held at
ABN AMRO include Corporate Executive Vice President and Head of
Global Markets-the Americas (2006-2007), CEO of Wholesale Banking
North America and Global Head of Foreign Exchange and Futures Markets
(2001-2006), and Regional Commercial Treasurer and Senior Vice President
Trading-North America (1996-2001); formerly, Trustee at St. Edmund
Preparatory School in New York City.

■ WILLIAM J. SCHNEIDER(1)			Chairman of Miller-Valentine Partners, a real estate investment
1944			company; Board Member of WDPR Public Radio station; formerly,
333 W. Wacker Drive	Board Member	1996	Senior Partner and Chief Operating Officer (retired (2004) of	169
Chicago, IL 6o6o6		Class III	Miller-Valentine Group; formerly, Board member, Business Advisory
Council of the Cleveland Federal Reserve Bank and University of
Dayton Business School Advisory Council; past Chair and Director,
Dayton Development Coalition.

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment
1947			for Forestry and Communities (since 2013); formerly, Executive Director
333 W. Wacker Drive	Board Member	1997	(1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto,	169
Chicago, IL 6o6o6		Class I	Executive Director, Great Lakes Protection Fund (1990-1994).

■ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017);
1947			and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE
333 W. Wacker Drive	Board Member	2007	Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010);	169
Chicago, IL 6o6o6		Class I	formerly, Commissioner, New York State Commission on Public
Authority Reform (2005-2010).

■ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian	169
Chicago, IL 6o6o6		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,
Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions
Group) (2005-2014); Member of the Board of Trustees of New York-
Presbyterian Hospital (since 2005); Member (since 2004) and Chair
(since 2015) of the Board of Trustees of The John A. Hartford Foundation
(a philanthropy dedicated to improving the care of older adults); formerly,
Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of
Mt. Holyoke College.

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (2010-2016); formerly, President and Principal Executive
333 W. Wacker Drive	Board Member	2017	Officer (2013-2016), and Senior Vice President and Chief Operating Officer	167
Chicago, IL 6o6o6		Class II	(2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan
Funds Management, Inc. and formerly, One Group Administrative Services)
and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer
Services, Inc.) (1999-2017).
Interested Board Member:

■ MARGO L. COOK(3)(4)			President (since 2017), formerly, Co-Chief Executive Officer and
1964			Co-President (2016-2017), formerly, Senior Executive Vice President of
333 W. Wacker Drive	Board Member	2016	Nuveen Investments, Inc.; President, Global Products and Solutions (since	169
Chicago, IL 6o6o6		Class III	2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive
Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice
President (since 2017) of Nuveen, LLC; President (since August
2017), formerly Co-President (2016- 2017), formerly, Senior Executive
Vice President of Nuveen Fund Advisors, LLC (Executive Vice
President since 2011); President (since 2017), Nuveen Alternative
Investments, LLC; Chartered Financial Analyst.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed(4)	During Past 5 Years	in Fund Complex
Overseen by
Officer

Officers of the Funds:

■ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since 2017), formerly, Managing Director
1962	Chief		(2004-2017) of Nuveen Securities, LLC; Senior Managing Director
333 W. Wacker Drive	Administrative	2007	(since 2017), formerly, Managing Director (2014-2017) of Nuveen	75
Chicago, IL 6o6o6	Officer		Fund Advisors, LLC.

■ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013-
1954			2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC;
333 W. Wacker Drive	Vice President	1998	Managing Director (since 2016) of Nuveen Securities, LLC Managing	169
Chicago, IL 6o6o6	and Controller		Director (since 2016) of Nuveen Alternative Investments, LLC; Certified
Public Accountant.

■ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President (2016-
1979			2017), formerly, Vice President (2011-2016) of Nuveen; Managing	169
333 W. Wacker Drive	Vice President	2016	Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Chicago, IL 6o6o6	and Treasurer

■ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President
1970	Chief Compliance		(2008-2017) of Nuveen.	169
333 W. Wacker Drive	Officer and	2003
Chicago, IL 6o6o6	Vice President

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed(4)	During Past 5 Years	in Fund Complex
				Overseen by
				Officer

Officers of the Funds (continued):

■ DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of
1963			Nuveen (since 2006), Vice President prior to 2006.	75
333 W. Wacker Drive	Vice President	2015
Chicago, IL 6o6o6

■ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President
1961			(2014-2017) of Nuveen Securities, LLC.	169
333 W. Wacker Drive	Vice President	2002
Chicago, IL 6o6o6

■ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel
1966	Vice President		(since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President
333 W. Wacker Drive	and Assistant	2007	(2016-2017) and Managing Director and Assistant Secretary (2008-2016);	169
Chicago, IL 6o6o6	Secretary		Senior Managing Director (since 2017) and Assistant Secretary (since 2008)
			of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and
			Managing Director (2008-2016); Senior Managing Director (since 2017),
			Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund
			Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing
			Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing
			Director (since 2017), Secretary (since 2016) and Associate General Counsel
			(since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice
			President (2016-2017) and Managing Director and Assistant Secretary (2011-
			2016); Senior Managing Director (since 2017) and Secretary (since 2016) of
			Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-
			2017); Vice President (since 2007) and Secretary (since 2016), formerly,
			Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony
			Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow
			Capital Management, LLC (since 2010). Senior Managing Director (since 2017)
			and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

■ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director
1966	Vice President		(2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC;
333 W. Wacker Drive		2018	and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017),	75
Chicago, IL 60606			formerly, Managing Director (2016-2017), Senior Vice President (2010-
			2016) of Nuveen, has held various positions with Nuveen since 1991.

■ MICHAEL A. PERRY			Executive Vice President (since 2017), previously Managing Director
1967			from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative
333 W. Wacker Drive	Vice President	2017	Investments, LLC; Executive Vice President (since 2017), formerly,	75
Chicago, IL 6o6o6			Managing Director (2015-2017), of Nuveen Securities, LLC;
			formerly, Managing Director (2010-2015) of UBS Securities, LLC.

■ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen
1971	Vice President		Securities, LLC; Managing Director (since 2017), formerly, Senior
333 W. Wacker Drive	and Assistant	2008	Vice President (2016-2017) and Assistant Secretary (since 2016) of	169
Chicago, IL 6o6o6	Secretary		Nuveen Fund Advisors, LLC.

■ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President
1975			(2016-2017) and Vice President (2011-2016) of Nuveen.	169
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

■ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice
1978	Vice President		President of Morgan Stanley Investment Management, Inc., Assistant
333 W. Wacker Drive	and Assistant	2013	Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	169
Chicago, IL 6o6o6	Secretary

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed(4)	During Past 5 Years	in Fund Complex
Overseen by
Officer

Officers of the Funds (continued):

■ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC
1968	Vice President		(since 2008); Vice President (since 2010) and Associate General	169
333 W. Wacker Drive	and Assistant	2008	Counsel (since 2008) of Nuveen.
Chicago, IL 60606	Secretary

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen
1956	Vice President		Securities, LLC; Managing Director (since 2004) and Assistant Secretary
333 W. Wacker Drive	Secretary	1988	(since 1994) of Nuveen Investments, Inc.; Managing Director (since	169
Chicago, IL 60606			2002), Assistant Secretary (since 1997) and Co-General Counsel (since
2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary
and Associate General Counsel of Nuveen Asset Management, LLC (since
2011); Vice President (since 2017), formerly, Managing Director (2003-2017)
and Assistant Secretary (since 2003) of Symphony Asset Management LLC;
Managing Director and Assistant Secretary (since 2002) of Nuveen Investments
Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment
Management Company, LLC (since 2002), Santa Barbara Asset Management,
LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010);
Chartered Financial Analyst.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex. Mr. Schneider will retire from the Board as of December 31, 2018.

(2)
On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds
Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
EAN-C-1018D 690643-INV-Y-12/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Municipal Credit Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
October 31, 2018	$24,610	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2017	$23,950	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
October 31, 2018	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2017	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2018	$ 0	$ 0	$ 0	$ 0
October 31, 2017	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, Chair, William C. Hunter, John K. Nelson, Carole E. Stone and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individuals had primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Scott R. Romans, PhD, Senior Vice President of Nuveen Asset Management, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds.  Currently, he manages investments for 14 Nuveen-sponsored investment companies.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott R. Romans	Registered Investment Company	13	$10.23 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$1.02 million
*	Assets are as of October 31, 2018. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management‘s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NZF SECURITIES AS OF OCTOBER 31, 2018

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Scott R. Romans	X
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)     Change in the registrant’s independent public accountant. Not applicable.
(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Credit Income Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: January 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: January 7, 2019

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 7, 2019